UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-04524)

Exact name of registrant as specified in charter:	Putnam Global Income Trust

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Stephen Tate, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

James E. Thomas, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	October 31, 2023

Date of reporting period:	November 1 , 2022 – October 31, 2023

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam INVESTMENTS

Putnam Global Income Trust

Annual report
10 | 31 | 23

Income funds invest in bonds and other securities with the goal of providing a steady stream of income over time.

FUND SYMBOL
CLASS A
PGGIX

Putnam
Global Income
Trust

Annual report
10 | 31 | 23

Message from the Trustees

December 12, 2023

Dear Fellow Shareholder:

The U.S. economy has defied expectations of a recession year to date, with the pace of growth picking up speed in the third quarter. At the same time, volatility in financial markets has increased. Stock prices fell in late summer and early fall. Bond prices also declined during this time, while yields, which move in the opposite direction, rose. In October 2023, the 10-year U.S. Treasury yield, a key benchmark for setting mortgage rates, briefly rose above 5% for the first time since 2007.

Markets have been pressured by inflation, which has moderated but remains above the U.S. Federal Reserve’s target rate of 2%. In its continuing effort to bring down inflation, the Fed has indicated short-term interest rates will remain high heading into next year. This restrictive policy may keep the risk of recession alive in 2024 unless the U.S. economy slows without contracting.

Your investment team is analyzing shifting market conditions, actively navigating risks, and identifying attractive opportunities for your fund. An update on your fund is in the report that follows.

Thank you for investing with Putnam.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See below and pages 7–10 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

All Bloomberg indices are provided by Bloomberg Index Services Limited.

Lipper peer group median is provided by Lipper, an LSEG company.

* The fund’s benchmark, the Bloomberg Global Aggregate Bond Index, was introduced on 12/31/89, which post-dates the inception of the fund.

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 10/31/23. See above and pages 7–10 for additional fund performance information. Index descriptions can be found on page 13.

All Bloomberg indices are provided by Bloomberg Index Services Limited.

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Mike, please describe investing conditions during the reporting period.

High inflation, rising interest rates, banking turmoil, and a U.S. debt ceiling crisis weighed on bond markets. The U.S. Federal Reserve continued to raise short-term interest rates to combat inflation, which remained above its 2% target rate.

In December 2022, inflation slowed enough for the Fed to begin to reduce the size and pace of its interest-rate hikes. The U.S. economy, buoyed by a strong labor market, remained in expansion. Investor sentiment improved on better-than-expected corporate earnings. Recessionary concerns began to subside.

In calendar 2023, new risks emerged. Stubborn inflation prompted the Fed to keep interest rates higher for longer than anticipated. The failure of several U.S. regional banks in March and concern over the large federal deficit also cautioned investors. In May, U.S. Treasury yields rose following a resolution to the U.S. debt ceiling debate. The Fed skipped a rate hike in June, but lifted rates in July. This brought the federal funds rate to a 22-year high of 5.25%–5.50%. The Fed held rates steady

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Credit qualities are shown as a percentage of the fund’s net assets as of 10/31/23. A bond rated BBB or higher (A-3 or higher, for short-term debt) is considered investment grade. This chart reflects the highest security rating provided by one or more of Standard & Poor’s, Moody’s, and Fitch. Ratings and portfolio credit quality will vary over time. Due to rounding, percentages may not equal 100%.

Cash and net other assets, if any, represent the market value weights of cash, derivatives, and short-term securities in the portfolio. The fund itself has not been rated by an independent rating agency.

thereafter, but cautioned another rate hike was possible in calendar 2023.

Credit spreads largely tightened over the period. [Credit spreads are the yield advantage credit-sensitive bonds offer over comparable-maturity U.S. Treasuries. Bond prices rise as yield spreads tighten and decline as spreads widen.] The yield on the benchmark 10-year U.S. Treasury note began the period at 4.10%, declined to a low of 3.30% in April 2023, and ended the period at 4.88%.

How did the fund perform for the 12 months ended October 31, 2023?

The fund’s class A shares returned 1.45%, underperforming its benchmark, the Bloomberg Global Aggregate Bond Index, which returned 1.72% for the period.

Can you discuss some of the key detractors from fund performance relative to the benchmark for the reporting period?

Our active currency positioning was the fund’s top detractor. The portfolio’s exposure to the U.S. dollar was overweight relative to the benchmark. This hurt performance, particularly during the first three months of the period when the U.S. dollar weakened against nearly all major currencies.

Exposure to commercial mortgage-backed securities [CMBS] also dampened fund returns. The commercial real estate market came under pressure following negative headlines surrounding office properties and rising costs of capital within a higher interest-rate environment.

Can you discuss some of the key contributors to fund performance relative to the benchmark for the reporting period?

Prepayment strategies were the fund’s top contributor to relative returns. Exposure to

4 Global Income Trust

interest-only [IO] securities benefited from historically low prepayment speeds.

Our mortgage basis positioning also was additive. We held an overweight position to the basis early in the period, which helped the fund as demand for agency mortgage-backed securities rose during this time. By way of explanation, our mortgage basis strategy seeks to capitalize on the difference between longer-term U.S. Treasury yields and the interest rates on 30-year home mortgages.

Non-agency residential mortgage-backed securities [RMBS] strategies also contributed to relative returns. The U.S. housing market proved more resilient than expected due to constrained supply, and non-agency RMBS markets performed well.

Corporate credit holdings, led by high-grade collateralization loan obligations [CLOs], also helped relative returns. In calendar 2023, loan prices rose and CLO spreads tightened, providing a tailwind for our CLO holdings rated AAA and AA.

How did you use derivatives during the period?

We used bond futures contracts and interest-rate swap contracts for yield curve positioning and for hedging term structure risk. We also used interest-rate swap contracts to gain exposure to interest rates in various countries. We used credit default swap contracts to hedge credit and market risks and to gain exposure to specific sectors and individual names. Options were used to hedge duration and convexity, to isolate prepayment risk, and to manage overall downside risk. Lastly, we used currency forward contracts to hedge foreign exchange risk and to gain exposure to foreign currencies.

What are your current views on the major sectors in which the fund invests?

U.S. Treasury rates have traded higher since the resolution of the debt ceiling debate in May 2023. More recently, U.S. Treasury rates have rallied significantly on expectations that the Fed may pause its rate-hiking cycle. However, we believe interest rates will stay higher for a longer period on the back of a hawkish Fed, a strengthening U.S. economy, and increased U.S. Treasury issuance.

In corporate credit, healthy market technicals, or supply/demand metrics, and positive macroeconomic data have kept investment-grade spread volatility low, in our view. Corporate fundamentals have been resilient, in our view, with quarterly earnings largely surpassing expectations year to date. Technicals also benefited from a recent pickup in inflows. Low new issuance in high yield, coupled with more rising stars [companies that show the potential to improve their credit quality], supported technicals, in our view. Valuations remain somewhat attractive, in our view. We do not anticipate a harsh recession. Risks to our outlook include banking instability, policy missteps from global central banks, a more severe slowdown or recession than anticipated, and heightened geopolitical tensions.

The commercial real estate sector faces increased risks from eroding office demand and rising costs of capital, in our view. We believe property values may be pressured over the medium term, but prices will vary widely by geography and property type. We remain highly selective as we pursue relative value opportunities.

U.S. homeowner balance sheets appear to be well positioned, in our view. We expect home prices to remain stable in calendar 2023. At current levels, we believe attractive risk-adjusted return opportunities can be found across various structures and credits within non-agency RMBS.

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We have a neutral to slightly long position to the mortgage basis but remain tactical. The systemic risk posed by regional bank failures in March 2023 appears to be behind us. We believe future bank demand remains uncertain given the increased risk of regulatory changes.

We expect prepayment speeds to remain stable. In our view, many prepayment-sensitive assets offer an attractive risk-adjusted return at current price levels. We believe these assets also offer protection against a recession or, conversely, significant upside potential if interest rates stabilize and volatility declines.

Thank you for your time and for bringing us up to date, Mike.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

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Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended October 31, 2023, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, R5, R6, and Y shares are not available to all investors.

Annualized fund performance Total return for periods ended 10/31/23

	Life of fund	10 years	5 years	3 years	1 year
Class A (6/1/87)
Before sales charge	4.98%	–0.43%	–2.09%	–7.19%	1.45%
After sales charge	4.86	–0.84	–2.88	–8.44	–2.61
Class B (2/1/94)
Before CDSC	4.79	–1.03	–2.81	–7.85	0.76
After CDSC	4.79	–1.03	–3.18	–8.75	–4.21
Class C (7/26/99)
Before CDSC	4.81	–1.03	–2.81	–7.86	0.69
After CDSC	4.81	–1.03	–2.81	–7.86	–0.30
Class R (12/1/03)
Net asset value	4.72	–0.67	–2.33	–7.41	1.20
Class R5 (7/2/12)
Net asset value	5.14	–0.09	–1.75	–6.84	1.82
Class R6 (7/2/12)
Net asset value	5.16	–0.03	–1.67	–6.79	1.93
Class Y (10/4/05)
Net asset value	5.11	–0.18	–1.84	–6.94	1.70

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A shares reflect the deduction of the maximum 4.00% sales charge levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R5, R6, and Y shares have no initial sales charge or CDSC. Performance for class B, C, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class R5 and R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R5 and R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B and C share performance reflects conversion to class A shares after eight years.

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Comparative annualized index returns For periods ended 10/31/23

	Life of fund	10 years	5 years	3 years	1 year
Bloomberg Global Aggregate
Bond Index	—*	–0.66%	–1.64%	–7.33%	1.72%
Lipper Global Income Funds
category median†	5.12%	–0.03	–0.75	–5.29	1.98

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

All Bloomberg indices are provided by Bloomberg Index Services Limited.

Lipper peer group median is provided by Lipper, an LSEG company.

* The fund’s benchmark, the Bloomberg Global Aggregate Bond Index, was introduced on 12/31/89, which post-dates the inception of the fund.

† Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 10/31/23, there were 254, 229, 210, 161, and 3 funds, respectively, in this Lipper category.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and C shares would have been valued at $9,014 and $9,018, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class R, R5, R6, and Y shares would have been valued at $9,350, $9,908, $9,969, and $9,820, respectively.

All Bloomberg indices are provided by Bloomberg Index Services Limited.

8 Global Income Trust

Fund price and distribution information For the 12-month period ended 10/31/23

Distributions	Class A		Class B	Class C	Class R	Class R5	Class R6	Class Y
Number	12		12	12	12	12	12	12
Income	$0.193866		$0.119741	$0.123542	$0.171059	$0.228078	$0.237581	$0.216674
Capital gains	—		—	—	—	—	—	—
Return of capital*	0.010134		0.006259	0.006458	0.008941	0.011922	0.012419	0.011326
Total	$0.204000		$0.126000	$0.130000	$0.180000	$0.240000	$0.250000	$0.228000
	Before	After	Net	Net	Net	Net	Net	Net
	sales	sales	asset	asset	asset	asset	asset	asset
Share value	charge	charge	value	value	value	value	value	value
10/31/22	$9.47	$9.86	$9.43	$9.43	$9.47	$9.47	$9.47	$9.47
10/31/23	9.41	9.80	9.38	9.37	9.41	9.41	9.41	9.41
	Before	After	Net	Net	Net	Net	Net	Net
Current rate	sales	sales	asset	asset	asset	asset	asset	asset
(end of period)	charge	charge	value	value	value	value	value	value
Current dividend rate[1]	2.17%	2.08%	1.15%	1.41%	1.91%	2.55%	2.55%	2.42%
Current 30-day
SEC yield
(with expense
limitation)[2,3]	N/A	4.40	3.80	3.82	4.33	4.99	5.04	4.85
Current 30-day
SEC yield
(without expense
limitation)[3]	N/A	4.01	3.40	3.42	3.93	4.58	4.64	4.44

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (4.00% for class A shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

* See page 93.

1 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

2 For a portion of the period, the fund had expense limitations, without which yields would have been lower.

3 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

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Annualized fund performance as of most recent calendar quarter
Total return for periods ended 9/30/23

	Life of fund	10 years	5 years	3 years	1 year
Class A (6/1/87)
Before sales charge	5.02%	–0.20%	–2.14%	–6.76%	1.99%
After sales charge	4.90	–0.60	–2.94	–8.02	–2.09
Class B (2/1/94)
Before CDSC	4.83	–0.80	–2.88	–7.45	1.22
After CDSC	4.83	–0.80	–3.25	–8.35	–3.77
Class C (7/26/99)
Before CDSC	4.85	–0.80	–2.89	–7.47	1.23
After CDSC	4.85	–0.80	–2.89	–7.47	0.23
Class R (12/1/03)
Net asset value	4.76	–0.44	–2.38	–6.96	1.74
Class R5 (7/2/12)
Net asset value	5.18	0.14	–1.80	–6.41	2.36
Class R6 (7/2/12)
Net asset value	5.20	0.21	–1.72	–6.36	2.47
Class Y (10/4/05)
Net asset value	5.15	0.06	–1.90	–6.51	2.24

See the discussion following the fund performance table on page 7 for information about the calculation of fund performance.

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Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class R	Class R5	Class R6	Class Y
Net expenses for the fiscal year
ended 10/31/22*†	0.91%	1.66%	1.66%	1.16%	0.55%	0.48%	0.66%
Total annual operating expenses for the
fiscal year ended 10/31/22*	1.25%	2.00%	2.00%	1.50%	0.89%	0.82%	1.00%
Annualized expense ratio for the
six-month period ended 10/31/23#	0.93%	1.68%	1.68%	1.18%	0.55%	0.48%	0.68%

Fiscal year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Restated to reflect current fees.

† Reflects Putnam Management’s contractual obligation to limit certain fund expenses through 2/28/24.

# Expense ratios for each class are for the fund’s most recent fiscal half year. As a result of this, ratios may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 5/1/23 to 10/31/23. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class R	Class R5	Class R6	Class Y
Expenses paid per $1,000*†	$4.57	$8.24	$8.25	$5.80	$2.71	$2.36	$3.34
Ending value (after expenses)	$950.00	$946.90	$947.10	$948.80	$951.80	$952.20	$951.20

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/23. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period (184); and then dividing that result by the number of days in the year (365).

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Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 10/31/23, use the following calculation method. To find the value of your investment on 5/1/23, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class R	Class R5	Class R6	Class Y
Expenses paid per $1,000*†	$4.74	$8.54	$8.54	$6.01	$2.80	$2.45	$3.47
Ending value (after expenses)	$1,020.52	$1,016.74	$1,016.74	$1,019.26	$1,022.43	$1,022.79	$1,021.78

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/23. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period (184); and then dividing that result by the number of days in the year (365).

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Comparative index definitions

Bloomberg Global Aggregate Bond Index is an unmanaged index of global investment-grade fixed income securities.

Bloomberg U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed income securities.

ICE BofA (Intercontinental Exchange Bank of America) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500® Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

BLOOMBERG®  is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approve or endorse this material, or guarantee the accuracy or completeness of any information herein, or make any warranty, express or implied, as to the results to be obtained therefrom, and to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

ICE Data Indices, LLC (“ICE BofA”), used with permission. ICE BofA permits use of the ICE BofA indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofA indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Lipper, an LSEG company, is a third-party industry-ranking entity that ranks funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category medians reflect performance trends for funds within a category.

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Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single notice of internet availability, or a single printed copy, of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581 or, for exchange-traded funds only, 1-833-228-5577. We will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2023, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581 or, for exchange-traded funds only, 1-833-228-5577.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam funds. As of October 31, 2023, Putnam employees had approximately $466,000,000 and the Trustees had approximately $64,000,000 invested in Putnam funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Liquidity risk management program

Putnam, as the administrator of the fund’s liquidity risk management program (appointed by the Board of Trustees), presented the most recent annual report on the program to the Trustees in May 2023. The report covered the structure of the program, including the program documents and related policies and procedures adopted to comply with Rule 22e-4 under the Investment Company Act of 1940, and reviewed the operation of the program from January 2022 through December 2022. The report included a description of the annual liquidity assessment of the fund that Putnam performed in November 2022. The report noted that there were no material compliance exceptions identified under Rule 22e-4 during the period. The report included a review of the governance of the program and the methodology for classification of the fund’s investments. Putnam concluded that the program has been operating effectively and adequately to ensure compliance with Rule 22e-4.

14 Global Income Trust

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

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Trustee approval of management contracts

Consideration of your fund’s new and interim management and sub-management contracts

At their meeting on June 23, 2023, the Board of Trustees of your fund, including all of the Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Putnam mutual funds, closed-end funds and exchange-traded funds (collectively, the “funds”) (the “Independent Trustees”) approved, subject to approval by your fund’s shareholders, a new management contract with Putnam Investment Management (“Putnam Management”) and a new sub-management contract between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”) (collectively, the “New Management Contracts”). The Trustees considered the proposed New Management Contracts in connection with the planned acquisition of Putnam U.S. Holdings I, LLC (“Putnam Holdings”) by a subsidiary of Franklin Resources, Inc. (“Franklin Templeton”). The Trustees considered that, on May 31, 2023, Franklin Templeton and Great-West Lifeco Inc., the parent company of Putnam Holdings, announced that they had entered into a definitive agreement for a subsidiary of Franklin Templeton to acquire Putnam Holdings in a stock and cash transaction (the “Transaction”). The Trustees noted that Putnam Holdings was the parent company of Putnam Management and PIL. The Trustees were advised that the Transaction would result in a “change of control” of Putnam Management and PIL and would cause your fund’s current Management Contract with Putnam Management and Sub-Management Contract with PIL (collectively, the “Current Management Contracts”) to terminate in accordance with the 1940 Act. The Trustees considered that the New Management Contracts would take effect upon the closing of the Transaction, which was expected to occur in the fourth quarter of 2023.

In addition to the New Management Contracts, the Trustees also approved interim management and sub-management contracts with Putnam Management and PIL, respectively (the “Interim Management Contracts”), which would take effect in the event that for any reason shareholder approval of a New Management Contract was not received by the time of the Transaction closing. The Trustees considered that each Interim Management Contract that became effective would remain in effect until shareholders approved the proposed New Management Contract, or until 150 days elapse after the closing of the Transaction, whichever occurred first. The considerations and conclusions discussed in connection with the Trustees’ consideration of the New Management Contracts and the continuance of your fund’s Current Management Contracts also apply to the Trustees’ consideration of the Interim Management Contracts, supplemented by consideration of the terms, nature and reason for any Interim Management Contract.

The Independent Trustees met with their independent legal counsel, as defined in Rule 0–1(a)(6) under the 1940 Act (their “independent legal counsel”), and representatives of Putnam Management and its parent company, Power Corporation of Canada, to discuss the potential Transaction, including the timing and structure of the Transaction and its implications for Putnam Management and the funds, during their regular meeting on November 18, 2022, and the full Board of Trustees further discussed these matters with representatives of Putnam Management at its regular meeting on December 15, 2022. At a special meeting on December 20, 2022, the full Board of Trustees met with representatives of Putnam Management, Power Corporation of Canada and Franklin Templeton to further discuss the potential Transaction, including Franklin Templeton’s strategic plans for Putnam Management’s asset management business and the funds, potential sources of synergy between Franklin Templeton and Putnam Management, potential areas of partnership between Power Corporation of Canada and Franklin Templeton, Franklin Templeton’s distribution capabilities, Franklin Templeton’s existing service provider relationships and Franklin Templeton’s recent acquisitions of other asset management firms.

In order to assist the Independent Trustees in their consideration of the New Management Contracts and other anticipated impacts of the Transaction on the funds and their shareholders, independent legal counsel for the Independent Trustees furnished an initial information request to Franklin Templeton (the “Initial Franklin Request”). At a special meeting of the full Board of Trustees held on January 25, 2023, representatives of Franklin Templeton addressed the firm’s responses to the Initial Franklin Request. At the meeting, representatives of Franklin Templeton

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discussed, among other things, the business and financial condition of Franklin Templeton and its affiliates, Franklin Templeton’s U.S. registered fund operations, its recent acquisition history, Franklin Templeton’s intentions regarding the operation of Putnam Management and the funds following the completion of the potential Transaction and expected benefits to the funds and Putnam Management that might result from the Transaction.

The Board of Trustees actively monitored developments with respect to the potential Transaction throughout the period leading up to the public announcement of a final sale agreement on May 31, 2023. The Independent Trustees met to discuss these matters at their regular meetings on January 27, April 20 and May 19, 2023. The full Board of Trustees also discussed developments at their regular meeting on February 23, 2023. Following the public announcement of the Transaction on May 31, 2023, independent legal counsel for the Independent Trustees furnished a supplemental information request (the “Supplemental Franklin Request”) to Franklin Templeton. At the Board of Trustees’ regular in-person meeting held on June 22–23, 2023, representatives of Putnam Management and Power Corporation of Canada provided further information regarding, among other matters, the final terms of the Transaction and efforts undertaken to retain Putnam employees. The Contract Committee of the Board of Trustees also met on June 22, 2023 to discuss Franklin Templeton’s responses to the Supplemental Franklin Request. Mr. Reynolds, the only Trustee affiliated with Putnam Management, participated in portions of these meetings to provide the perspective of the Putnam organization, but did not otherwise participate in the deliberations of the Independent Trustees or the Contract Committee regarding the potential Transaction.

After the presentations and after reviewing the written materials provided, the Independent Trustees met at their in-person meeting on June 23, 2023 to consider the New Management Contracts for each fund, proposed to become effective upon the closing of the Transaction, and the filing of a preliminary proxy statement. At this meeting and throughout the process, the Independent Trustees also received advice from their independent legal counsel regarding their responsibilities in evaluating the potential Transaction and the New Management Contracts. The Independent Trustees reviewed the terms of the proposed New Management Contracts and the differences between the New Management Contracts and the Current Management Contracts. They noted that the terms of the proposed New Management Contracts were substantially identical to the Current Management Contracts, except for certain changes designed largely to address differences among various of the existing contracts, which had been developed and implemented at different times in the past.

In considering the approval of the proposed New Management Contracts, the Board of Trustees took into account a number of factors, including:1

(i) Franklin Templeton’s and Putnam Management’s belief that the Transaction would not adversely affect the funds or their shareholders and their belief that the Transaction was likely to result in certain benefits (described below) for the funds and their shareholders;

(ii) That Franklin Templeton did not intend to make any material change in Putnam Management’s senior investment professionals (other than certain changes related to reporting structure and organization of personnel discussed below), including the portfolio managers of the funds, or to the firm’s operating locations as a result of the Transaction;

(iii) That Franklin Templeton intended for Putnam Management’s equity investment professionals to continue to operate largely independently from Franklin Templeton, reporting to Franklin Templeton’s Head of Public Markets following the Transaction;

(iv) That, while Putnam Management’s organizational structure was not expected to change immediately following the Transaction, Franklin Templeton intended to revise Putnam Management’s reporting structure in order to include Putnam Management’s fixed income investment professionals in Franklin Templeton’s fixed income group and to include Putnam Management’s Global Asset Allocation (“GAA”) investment professionals in Franklin Templeton’s investment solutions group, with both Franklin Templeton

1All subsequent references to Putnam Management describing the Board of Trustees’ considerations should be deemed to include references to PIL and PAC as necessary or appropriate in the context.

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groups reporting to Franklin Templeton’s Head of Public Markets;

(v) Franklin Templeton’s expectation that there would not be any changes in the investment objectives, strategies or portfolio holdings of the funds as a result of the Transaction;

(vi) That neither Franklin Templeton nor Putnam Management had any current plans to propose changes to the funds’ existing management fees or expense limitations, or current plans to make changes to the funds’ existing distribution arrangements;

(vii) Franklin Templeton’s and Putnam Management’s representations that, following the Transaction, there was not expected to be any diminution in the nature, quality and extent of services provided to the funds and their shareholders by Putnam Management and PIL, including compliance and other non-advisory services;

(viii) That Franklin Templeton did not currently plan to change the branding of the funds or to change the lineup of funds in connection with the Transaction but would continue to evaluate how best to position the funds in the market;

(ix) The possible benefits accruing to the funds and their shareholders as a result of the Transaction, including:

a. That the scale of Franklin Templeton’s investment operations platform would increase the investment and operational resources available to the funds;

b. That the Putnam open-end funds would benefit from Franklin Templeton’s large retail and institutional global distribution capabilities and significant network of intermediary relationships, which may provide additional opportunities for the funds to increase assets and reduce expenses by spreading expenses over a larger asset base; and

c. Potential benefits to shareholders of the Putnam open-end funds that could result from the alignment of certain fund features and shareholder benefits with those of other funds sponsored by Franklin Templeton and its affiliates and access to a broader array of investment opportunities;

(x) The financial strength, reputation, experience and resources of Franklin Templeton and its investment advisory subsidiaries;

(xi) Franklin Templeton’s expectation that the Transaction would not impact the capabilities or responsibilities of Putnam Management’s Investment Division (other than any impact related to reporting structure changes for Putnam Management’s equity, fixed income and GAA investment groups and to including Putnam Management’s fixed income and GAA investment professionals in existing Franklin Templeton investment groups, as discussed above) and that any changes to the Investment Division over the longer term would be made in order to achieve perceived operational efficiencies or improvements to the portfolio management process;

(xii) Franklin Templeton’s commitment to maintaining competitive compensation arrangements to allow Putnam Management to continue to attract and retain highly qualified personnel and Putnam Management’s and Franklin Templeton’s efforts to retain personnel, including efforts implemented since the Transaction was announced;

(xiii) That the current senior management teams at Putnam Management and Power Corporation of Canada had indicated their strong support of the Transaction and that Putnam Management had recommended that the Board of Trustees approve the New Management Contracts; and

(xiv) Putnam Management’s and Great-West Lifeco Inc.’s commitment to bear all expenses incurred by the funds in connection with the Transaction, including all costs associated with the proxy solicitation in connection with seeking shareholder approval of the New Management Contracts.

Finally, in considering the proposed New Management Contracts, the Board of Trustees also took into account their concurrent deliberations and conclusions, as described below, in connection with their annual review of the funds’ Current Management Contracts and the approval of their continuance, effective July 1, 2023, and the extensive materials that they had reviewed in connection with that review process.

Based upon the foregoing considerations, on June 23, 2023, the Board of Trustees, including all of the Independent Trustees, unanimously approved the proposed New Management Contracts and determined to recommend their approval to the shareholders of the funds.

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General conclusions — Current Management Contracts

The Board of Trustees oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Management and the sub-management contract with respect to your fund between Putnam Management and PIL. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees did not attempt to evaluate PIL as a separate entity.) The Board of Trustees, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Independent Trustees.

At the outset of the review process, members of the Board of Trustees’ independent staff and independent legal counsel considered any possible changes to the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and, as applicable, identified those changes to Putnam Management. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2023, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board of Trustees’ independent staff and by independent legal counsel for the funds and the Independent Trustees.

At the Board of Trustees’ June 2023 meeting, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At that meeting, the Contract Committee also met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s Current Management Contracts, effective July 1, 2023, and the approval of your fund’s New Management Contracts and Interim Management Contracts, as discussed above.

The Independent Trustees’ approvals were based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the fund and the application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of any economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam mutual funds and closed-end funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with certain exceptions primarily involving newer funds (including the exchange-traded funds) or repositioned funds, the current fee arrangements under the vast majority of the funds’ management contracts were first implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders. The Trustees also took into account their concurrent deliberations and conclusions, and the materials that they had reviewed, in connection with their approval on June 23, 2023 of the Interim Management Contracts and the New Management Contracts, which had been proposed in light of the Transaction (which would

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cause the fund’s Current Management Contracts to terminate in accordance with applicable law or the terms of each contract).

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all funds, including fee levels and any breakpoints. Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with reduced fee levels as assets under management in the Putnam family of funds increase. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to fund shareholders. (Two mutual funds and each of the exchange-traded funds have implemented so-called “all-in” or unitary management fees covering substantially all routine fund operating costs.)

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment strategy, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not indicate that changes to the management fee schedule for your fund would be appropriate at this time.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. The Trustees, Putnam Management and the funds’ investor servicing agent, Putnam Investor Services, Inc. (“PSERV”), have implemented expense limitations that were in effect during your fund’s fiscal year ending in 2022. These expense limitations were: (i) a contractual expense limitation applicable to specified mutual funds, including your fund, of 25 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to specified mutual funds, including your fund, of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for the funds. Most funds had sufficiently low expenses that these expense limitations were not operative during their fiscal years ending in 2022. However, in the case of your fund, the second expense limitation applied during its fiscal year ending in 2022. Putnam Management and PSERV have agreed to maintain these expense limitations until at least February 28, 2025. In addition, Putnam Management contractually agreed to waive fees and/or reimburse expenses of your fund to the extent that expenses of the fund (excluding payments under the fund’s distribution plans, investor servicing fees, brokerage, interest, taxes, investment-related expenses, extraordinary expenses and acquired fund fees and expenses) would exceed an annual rate of 0.43% of its average net assets through at least February 28, 2025. During its fiscal year ending in 2022, your fund’s expenses were reduced as a result of this expense limitation. Putnam Management and PSERV’s commitment to these expense limitation arrangements, which were intended to support an effort to have the mutual fund expenses meet competitive standards, was an important factor in the Trustees’ decision to approve your fund’s New Management Contracts and Interim Management Contracts and the continuance of your fund’s Current Management Contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Broadridge Financial Solutions, Inc. (“Broadridge”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fees), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the third quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the second quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2022. The first quintile represents the least expensive funds and the fifth quintile the most expensive funds. The fee and expense data reported by Broadridge as of December 31, 2022 reflected the most recent fiscal year-end data available in Broadridge’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management

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and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds, as applicable. In this regard, the Trustees also reviewed an analysis of the revenues, expenses and profitability of Putnam Management and its affiliates, allocated on a fund-by-fund basis, with respect to (as applicable) the funds’ management, distribution and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability in 2022 for each of the applicable agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place for each of the funds, including the fee schedule for your fund, represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders and Putnam Management of any economies of scale as may exist in the management of the funds at that time.

The information examined by the Trustees in connection with their annual contract review for the funds included information regarding services provided and fees charged by Putnam Management and its affiliates to other clients, including collective investment trusts offered in the defined contribution and defined benefit retirement plan markets, sub-advised mutual funds, private funds sponsored by affiliates of Putnam Management, model-only separately managed accounts and Putnam Management’s manager-traded separately managed account programs. This information included, in cases where a product’s investment strategy corresponds with a fund’s strategy, comparisons of those fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these clients as compared to the services provided to the funds. The Trustees observed that the differences in fee rates between these clients and the funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect, among other things, historical competitive forces operating in separate marketplaces. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for 1940 Act-registered funds than for other clients, and the Trustees also considered the differences between the services that Putnam Management provides to the funds and those that it provides to its other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of Putnam Management’s investment process and performance by the work of the investment oversight committees of the Trustees and the full Board of Trustees, which meet on a regular basis with individual portfolio managers and with senior management of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that, in the aggregate, peer-relative and benchmark-relative Putnam fund performance was generally encouraging in 2022 against a backdrop of volatile equity and fixed income markets, driven by factors such as Russia’s invasion of Ukraine, increased tensions with China, disruptions in energy markets and broader supply chains, rising inflation and the significant tightening of monetary policy by the Board of Governors of the Federal Reserve in an effort to combat inflation. The Trustees further noted that, in the face of these numerous economic headwinds, corporate earnings and employment data had been generally robust throughout 2022. For the one-year period ended December 31, 2022, the Trustees noted that the Putnam funds, on an asset-weighted basis, ranked in the 41st percentile of their peers as determined by Lipper Inc. (“Lipper”) and, on an asset-weighted-basis, outperformed their benchmarks by 1.3% gross of fees over the one-year period. The Committee also noted that the funds’

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aggregate performance over longer-term periods continued to be strong, with the funds, on an asset-weighted basis, ranking in the 34th, 27th and 22nd percentiles of their Lipper peers over the three-year, five-year and ten-year periods ended December 31, 2022, respectively. The Trustees further noted that the funds, in the aggregate, outperformed their benchmarks on a gross basis for each of the three-year, five-year and ten-year periods. The Trustees also considered the Morningstar Inc. ratings assigned to the funds and that 40 funds were rated four or five stars at the end of 2022, which represented an increase of 15 funds year-over-year. The Trustees also considered that seven funds were five-star rated at the end of 2022, which was a year-over-year decrease of two funds, and that 83% of the funds’ aggregate assets were in four- or five-star rated funds at year end.

In addition to the performance of the individual Putnam funds, the Trustees considered, as they had in prior years, the performance of The Putnam Fund complex versus competitor fund complexes, as reported in the Barron’s/Lipper Fund Families survey (the “Survey”). The Trustees noted that the Survey ranks mutual fund companies based on their performance across a variety of asset types, and that The Putnam Fund complex had performed exceptionally well in 2022. In this regard, the Trustees considered that the funds had ranked 9th out of 49 fund companies, 3rd out of 49 fund companies and 2nd out of 47 fund companies for the one-year, five-year and ten-year periods, respectively. The Trustees also noted that The Putnam Fund complex had been the only fund family to rank in the top ten in all three time periods. They also noted, however, the disappointing investment performance of some Putnam funds for periods ended December 31, 2022 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and, where relevant, actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor the performance of those funds.

For purposes of the Trustees’ evaluation of the Putnam funds’ investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return over a one-year, three-year and five-year period. For a number of Putnam funds with relatively unique investment mandates for which Putnam Management informed the Trustees that meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and comparisons of those returns to the returns of selected investment benchmarks. In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper peer group (Lipper Global Income Funds) for the one-year, three-year and five-year periods ended December 31, 2022 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	3rd
Three-year period	4th
Five-year period	4th

Over the one-year, three-year and five-year periods ended December 31, 2022, there were 243, 221 and 188 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees expressed concern about your fund’s fourth quartile performance over the three-year and five-year periods ended December 31, 2022 and considered the circumstances that may have contributed to this disappointing performance. The Trustees considered Putnam Management’s observation that the fund’s underperformance over those periods was driven by disappointing performance in 2021 and, to a lesser extent, in 2020. The Trustees observed that significant underperformance in the securitized products sector in 2021 had contributed to the fund’s disappointing results, noting that prepayment strategies had suffered as a result of significantly elevated refinancing (given strong home price appreciation and low interest rates) relative to expectations. The Trustees considered that the fund’s underperformance was also driven by significant underperformance in the securitized products sector in 2020, which resulted from the outsized impact of the COVID-19 pandemic on the commercial mortgage sector. In addition, the Trustees considered the negative impact that the fund’s term structure strategies had on performance in 2020 and 2021.

The Trustees considered Putnam Management’s view that the fund’s active quantitative currency model had underperformed due to the Federal Reserve’s quantitative easing policy, and noted

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that the fund had halted its use of the model due to Putnam Management’s expectations with respect to the Federal Reserve’s monetary policy. The Trustees also considered that the fund’s performance had improved in 2022 and that the fund had outperformed its benchmark. The Trustees considered Putnam Management’s observation that the fund’s peers varied with respect to the extent to which they hedged to the U.S. dollar, which could significantly impact peer relative performance from time to time. In addition, the Trustees considered the retirement of two of the fund’s portfolio managers and the addition of a portfolio manager since March 2022. The Trustees noted that Putnam Management remained confident in the fund’s portfolio managers. The Trustees also considered Putnam Management’s continued efforts to support fund performance through certain initiatives, including structuring compensation for portfolio managers to enhance accountability for fund performance, emphasizing accountability in the portfolio management process and affirming its commitment to a fundamental-driven approach to investing.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance concerns that may arise from time to time. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. The Trustees also considered that Putnam Management has made changes in light of subpar investment performance when warranted. Based on Putnam Management’s willingness to take appropriate measures to address fund performance issues, the Trustees concluded that it continued to be advisable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund, with all the attendant risks and disruptions, would not likely provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; distribution and investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used predominantly to acquire brokerage and research services (including third-party research and market data) that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee. In addition, with the assistance of their Brokerage Committee, the Trustees indicated their continued intent to monitor the allocation of the funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments made to Putnam Management’s affiliates by the mutual funds for distribution services and investor services. In conjunction with the review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with PSERV and its distributor’s contract and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the mutual funds to PSERV and PRM for such services were fair and reasonable in relation to the nature and quality of such services, the fees paid by competitive funds and the costs incurred by PSERV and PRM in providing such services. Furthermore, the Trustees were of the view that the investor services provided by PSERV were required for the operation of the mutual funds, and that they were of a quality at least equal to those provided by other providers.

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Audited financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s audited financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover (not required for money market funds) in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
Putnam Global Income Trust:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the fund’s portfolio, of Putnam Global Income Trust (the “Fund”) as of October 31, 2023, the related statement of operations for the year ended October 31, 2023, the statement of changes in net assets for each of the two years in the period ended October 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2023 and the financial highlights for each of the five years in the period ended October 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 12, 2023

We have served as the auditor of one or more investment companies in the Putnam Investments family of funds since at least 1957. We have not been able to determine the specific year we began serving as auditor.

Global Income Trust 25

The fund’s portfolio 10/31/23

U.S. GOVERNMENT AND AGENCY MORTGAGE OBLIGATIONS (42.5%)*	Principal amount	Value
U.S. Government Guaranteed Mortgage Obligations (7.9%)
Government National Mortgage Association Pass-Through Certificates
5.50%, TBA, 11/1/53	$2,000,000	$1,912,460
4.50%, TBA, 11/1/53	5,000,000	4,512,748
4.00%, TBA, 11/1/53	4,000,000	3,514,051
4.00%, 2/20/48 ##	1,999,973	1,785,856
3.00%, TBA, 11/1/52	1,000,000	823,400
		12,548,515
U.S. Government Agency Mortgage Obligations (34.6%)
Federal Home Loan Mortgage Corporation Pass-Through Certificates
5.50%, 9/1/53	2,984,987	2,844,568
3.00%, 5/1/38	1,034,730	904,439
2.50%, 1/1/51	1,000,000	779,671
Federal National Mortgage Association Pass-Through Certificates
2.50%, 11/1/50	724,484	564,859
2.00%, 3/1/52	1,320,534	980,436
Uniform Mortgage-Backed Securities
7.00%, TBA, 11/1/53	1,000,000	1,010,579
6.50%, TBA, 11/1/53	8,000,000	7,949,375
6.00%, TBA, 11/1/53	24,000,000	23,351,251
5.50%, TBA, 11/1/53	1,000,000	948,945
4.00%, TBA, 11/1/53	4,000,000	3,455,938
3.50%, TBA, 11/1/53	5,000,000	4,161,524
3.00%, TBA, 11/1/53	1,000,000	799,102
2.50%, TBA, 11/1/53	5,000,000	3,831,446
2.00%, TBA, 11/1/53	5,000,000	3,670,059
		55,252,192
Total U.S. government and agency mortgage obligations (cost $68,589,248)		$67,800,707

U.S. TREASURY OBLIGATIONS (0.2%)*	Principal amount	Value
U.S. Treasury Bonds 1.125%, 5/15/40 [i]	$191,000	$104,035
U.S. Treasury Notes
1.625%, 5/15/31 [i]	56,000	45,008
0.625%, 8/15/30 [i]	171,000	129,407
Total U.S. treasury obligations (cost $278,450)		$278,450

FOREIGN GOVERNMENT AND AGENCY BONDS AND NOTES (32.5%)*		Principal amount	Value
Australia (Government of) sr. unsec. bonds 3.00%, 3/21/47 (Australia)	AUD	120,000	$52,488
Australia (Government of) sr. unsec. bonds Ser. 144, 3.75%, 4/21/37 (Australia)	AUD	350,000	193,100
Australia (Government of) sr. unsec. bonds Ser. 149, 2.25%, 5/21/28 (Australia)	AUD	810,000	466,213
Australia (Government of) sr. unsec. notes 3.25%, 4/21/25 (Australia)	AUD	630,000	392,383
Austria (Republic of) sr. unsec. bonds 1.50%, 2/20/47 (Austria)	EUR	290,000	199,265
Austria (Republic of) sr. unsec. notes 0.50%, 4/20/27 (Austria)	EUR	370,000	358,768

26 Global Income Trust

FOREIGN GOVERNMENT AND AGENCY BONDS AND NOTES (32.5%)* cont.		Principal amount	Value
Belgium (Kingdom of) sr. unsec. bonds Ser. 77, 1.00%, 6/22/26 (Belgium)	EUR	450,000	$451,624
Belgium (Kingdom of) unsec. bonds Ser. 60, 4.25%, 3/28/41 (Belgium)	EUR	380,000	420,292
Benin (Republic of) sr. unsec. bonds Ser. REGS, 4.95%, 1/22/35 (Benin)	EUR	225,000	160,594
Canada (Government of) sr. unsec. bonds 3.50%, 12/1/45 (Canada)	CAD	80,000	53,823
Canada (Government of) unsec. notes 1.50%, 6/1/26 (Canada)	CAD	90,000	60,321
China (Republic of) unsec. notes Ser. 1913, 2.94%, 10/17/24 (China)	CNY	6,000,000	825,967
Colombia (Republic of) sr. unsec. notes 3.875%, 4/25/27 (Colombia)		$460,000	417,695
Colombia (Republic of) sr. unsec. unsub. notes 7.50%, 2/2/34 (Colombia)		390,000	364,723
Cote d’lvoire (Republic of) sr. unsec. notes Ser. REGS, 5.875%, 10/17/31 (Cote d’lvoire)	EUR	100,000	85,856
Cote d’lvoire (Republic of) sr. unsec. unsub. notes Ser. REGS, 5.375%, 7/23/24 (Cote d’lvoire)		$300,000	294,000
Denmark (Kingdom of) unsec. bonds 4.50%, 11/15/39 (Denmark)	DKK	750,000	123,161
Denmark (Kingdom of) unsec. bonds 1.75%, 11/15/25 (Denmark)	DKK	1,470,000	202,877
Dominican (Republic of) sr. unsec. bonds Ser. REGS, 4.875%, 9/23/32 (Dominican Republic)		$218,000	176,853
Dominican (Republic of) sr. unsec. unsub. notes Ser. REGS, 6.875%, 1/29/26 (Dominican Republic)		255,000	254,015
Dominican (Republic of) sr. unsec. unsub. notes Ser. REGS, 6.00%, 7/19/28 (Dominican Republic)		150,000	141,990
Dominican (Republic of) sr. unsec. unsub. notes Ser. REGS, 5.95%, 1/25/27 (Dominican Republic)		241,000	231,872
Finland (Government of) sr. unsec. bonds Ser. REGS, 1.125%, 4/15/34 (Finland)	EUR	260,000	219,752
France (Government of) sr. unsec. notes Ser. REGS, 3.00%, 5/25/33 (France)	EUR	400,000	410,585
France (Government of) sr. unsec. notes Ser. REGS, zero %, 11/25/30 (France)	EUR	560,000	475,925
France (Government of) unsec. bonds 4.50%, 4/25/41 (France)	EUR	780,000	899,184
France (Government of) unsec. bonds 4.00%, 4/25/55 (France)	EUR	250,000	264,499
France (Government of) unsec. bonds 3.25%, 5/25/45 (France)	EUR	70,000	67,371
France (Government of) unsec. bonds 2.75%, 10/25/27 (France)	EUR	1,300,000	1,361,362
France (Government of) unsec. bonds 0.50%, 5/25/25 (France)	EUR	420,000	425,604
France (Government of) unsec. notes Ser. REGS, 0.50%, 5/25/29 (France)	EUR	410,000	377,771
Germany (Federal Republic of) unsec. bonds 2.50%, 7/4/44 (Germany)	EUR	790,000	760,735
Germany (Federal Republic of) unsec. notes 2.60%, 8/15/33 (Germany)	EUR	1,050,000	1,091,674
Germany (Federal Republic of) unsec. notes 2.20%, 4/13/28 (Germany)	EUR	1,950,000	2,023,887
Guatemala (Republic of) 144A sr. unsec. notes 7.05%, 10/4/32 (Guatemala)		$200,000	196,750
Indonesia (Republic of) sr. unsec. unsub. bonds 2.85%, 2/14/30 (Indonesia)		200,000	168,315
Indonesia (Republic of) sr. unsec. unsub. notes 3.85%, 10/15/30 (Indonesia)		710,000	629,422

Global Income Trust 27

FOREIGN GOVERNMENT AND AGENCY BONDS AND NOTES (32.5%)* cont.		Principal amount	Value
Ireland (Republic of) unsec. bonds 2.00%, 2/18/45 (Ireland)	EUR	90,000	$70,098
Ireland (Republic of) unsec. notes 0.20%, 5/15/27 (Ireland)	EUR	410,000	393,215
Italy (Republic of) sr. unsec. bonds 6.50%, 11/1/27 (Italy)	EUR	850,000	985,825
Italy (Republic of) sr. unsec. bonds 4.75%, 9/1/44 (Italy)	EUR	450,000	452,966
Italy (Republic of) sr. unsec. bonds 4.00%, 2/1/37 (Italy)	EUR	190,000	184,027
Italy (Republic of) sr. unsec. bonds 2.50%, 12/1/24 (Italy)	EUR	970,000	1,012,245
Italy (Republic of) sr. unsec. bonds 1.70%, 9/1/51 (Italy)	EUR	80,000	43,615
Italy (Republic of) sr. unsec. bonds 1.65%, 3/1/32 (Italy)	EUR	1,470,000	1,256,178
Japan (Government of) sr. unsec. bonds Ser. 95, 2.30%, 6/20/27 (Japan)	JPY	205,000,000	1,450,195
Japan (Government of) sr. unsec. unsub. bonds 0.80%, 3/20/47 (Japan)	JPY	93,000,000	500,074
Japan (Government of) sr. unsec. unsub. bonds 0.50%, 3/20/60 (Japan)	JPY	39,000,000	164,470
Japan (Government of) sr. unsec. unsub. bonds Ser. 32, 2.30%, 3/20/40 (Japan)	JPY	310,000,000	2,281,841
Japan (Government of) sr. unsec. unsub. bonds Ser. 125, 2.20%, 3/20/31 (Japan)	JPY	475,000,000	3,467,947
Japan (Government of) sr. unsec. unsub. bonds Ser. 156, 0.40%, 3/20/36 (Japan)	JPY	190,000,000	1,142,795
Japan (Government of) sr. unsec. unsub. notes Ser. 346, 0.10%, 3/20/27 (Japan)	JPY	600,000,000	3,935,794
Japan (Government of) 30 yr sr. unsec. unsub. bonds Ser. 51, 0.30%, 6/20/46 (Japan)	JPY	111,000,000	534,118
Japan (Government of) 40 yr sr. unsec. unsub. bonds Ser. 4, 2.20%, 3/20/51 (Japan)	JPY	184,000,000	1,303,569
Kazakhstan (Republic of) sr. unsec. unsub. bonds Ser. REGS, 4.875%, 10/14/44 (Kazakhstan)		$670,000	551,021
Malaysia (Federation of) sr. unsec. notes 3.582%, 7/15/32 (Malaysia)	MYR	2,280,000	458,972
Mexico (Government of) sr. unsec. notes 7.50%, 6/3/27 (Mexico)	MXN	12,510,000	656,735
Netherlands (Government of) unsec. bonds 3.75%, 1/15/42 (Netherlands)	EUR	250,000	277,619
Netherlands (Government of) unsec. notes 0.25%, 7/15/29 (Netherlands)	EUR	110,000	100,294
Netherlands (Government of) unsec. notes Ser. REGS, 0.50%, 7/15/26 (Netherlands)	EUR	300,000	297,527
New Zealand (Government of) sr. unsec. notes 3.00%, 4/20/29 (New Zealand)	NZD	380,000	196,380
Norway (Kingdom of) sr. unsec. notes 1.75%, 2/17/27 (Norway)	NOK	1,880,000	156,160
Ontario (Province of) unsec. bonds 6.50%, 3/8/29 (Canada)	CAD	1,470,000	1,156,103
Ontario (Province of) unsec. bonds 2.90%, 12/2/46 (Canada)	CAD	740,000	382,815
Ontario (Province of) unsec. notes 2.60%, 6/2/25 (Canada)	CAD	1,220,000	848,568
Paraguay (Republic of) sr. unsec. notes Ser. REGS, 4.95%, 4/28/31 (Paraguay)		$370,000	335,775
Paraguay (Republic of) sr. unsec. unsub. notes Ser. REGS, 4.70%, 3/27/27 (Paraguay)		200,000	191,000
Paraguay (Republic of) 144A sr. unsec. bonds 2.739%, 1/29/33 (Paraguay)		220,000	164,450
Poland (Government of) unsec. notes 0.75%, 4/25/25 (Poland)	PLN	1,850,000	410,316
Portugal (Republic of) sr. unsec. notes 0.30%, 10/17/31 (Portugal)	EUR	320,000	266,360

28 Global Income Trust

FOREIGN GOVERNMENT AND AGENCY BONDS AND NOTES (32.5%)* cont.		Principal amount	Value
Romania (Government of) 144A sr. unsec. bonds 3.00%, 2/14/31 (Romania)		$540,000	$427,286
Spain (Kingdom of) sr. unsec. bonds 5.15%, 10/31/44 (Spain)	EUR	230,000	267,865
Spain (Kingdom of) sr. unsec. bonds 5.15%, 10/31/28 (Spain)	EUR	640,000	731,054
Spain (Kingdom of) sr. unsec. bonds 4.20%, 1/31/37 (Spain)	EUR	150,000	160,063
Spain (Kingdom of) sr. unsec. bonds 1.00%, 10/31/50 (Spain)	EUR	20,000	9,789
Spain (Kingdom of) sr. unsec. notes 1.60%, 4/30/25 (Spain)	EUR	210,000	216,231
Spain (Kingdom of) sr. unsec. notes 1.50%, 4/30/27 (Spain)	EUR	280,000	278,711
Spain (Kingdom of) sr. unsec. notes 1.25%, 10/31/30 (Spain)	EUR	690,000	627,388
Spain (Kingdom of) sr. unsec. unsub. bonds 2.90%, 10/31/46 (Spain)	EUR	170,000	140,202
Sweden (Government of) notes 1.00%, 11/12/26 (Sweden)	SEK	6,110,000	513,910
Sweden (Government of) unsec. bonds Ser. 1053, 3.50%, 3/30/39 (Sweden)	SEK	140,000	13,113
Switzerland (Government of) unsec. bonds 4.00%, 4/8/28 (Switzerland)	CHF	360,000	445,907
Switzerland (Government of) unsec. bonds 1.50%, 4/30/42 (Switzerland)	CHF	170,000	195,332
Thailand (Government of) sr. unsec. bonds 2.00%, 12/17/31 (Thailand)	THB	15,700,000	400,262
United Kingdom Treasury unsec. bonds 4.50%, 9/7/34 (United Kingdom)	GBP	1,590,000	1,916,138
United Kingdom Treasury unsec. bonds 3.50%, 7/22/68 (United Kingdom)	GBP	120,000	111,141
United Kingdom Treasury unsec. notes 4.00%, 1/22/60 (United Kingdom)	GBP	740,000	765,687
United Kingdom Treasury unsec. notes Ser. REGS, 2.00%, 9/7/25 (United Kingdom)	GBP	1,350,000	1,565,049
United Mexican States sr. unsec. unsub. bonds 4.28%, 8/14/41 (Mexico)		$550,000	393,118
United Mexican States sr. unsec. unsub. notes 6.338%, 5/4/53 (Mexico)		460,000	402,142
Uruguay (Oriental Republic of) sr. unsec. unsub. bonds 4.375%, 1/23/31 (Uruguay)		1,170,000	1,105,189
Uruguay (Oriental Republic of) sr. unsec. unsub. notes 4.375%, 10/27/27 (Uruguay)		225,000	222,124
Total foreign government and agency bonds and notes (cost $62,272,686)			$51,837,484

MORTGAGE-BACKED SECURITIES (24.7%)*	Principal amount	Value
Agency collateralized mortgage obligations (3.9%)
Federal Home Loan Mortgage Corporation
Strips FRB Ser. 406, Class F30, (US 30 Day Average SOFR + 1.15%), 6.471%, 10/25/53	$325,409	$325,349
REMICs Ser. 5160, Class IA, IO, 4.00%, 11/25/51	4,061,209	834,635
REMICs Ser. 4193, Class PI, IO, 4.00%, 3/15/43	314,833	47,850
REMICs Ser. 5077, Class GI, IO, 3.50%, 2/25/51	3,535,261	635,257
REMICs Ser. 23-5349, Class IA, IO, 3.00%, 12/15/42	2,267,899	210,032
REMICs IFB Ser. 4979, Class SN, IO, ((-1 x US 30 Day Average SOFR) + 5.94%), 0.615%, 6/25/50	991,830	83,400

Global Income Trust 29

MORTGAGE-BACKED SECURITIES (24.7%)* cont.	Principal amount	Value
Agency collateralized mortgage obligations cont.
Federal National Mortgage Association
REMICs Ser. 23-49, Class IA, IO, 3.00%, 8/25/46	$492,232	$59,131
REMICs IFB Ser. 19-42, Class SA, IO, ((-1 x US 30 Day Average SOFR) + 5.94%), 0.615%, 8/25/49	2,940,668	230,971
Government National Mortgage Association
Ser. 16-75, Class LI, IO, 6.00%, 1/20/40	463,713	78,189
Ser. 14-76, IO, 5.00%, 5/20/44	213,118	42,261
Ser. 10-35, Class UI, IO, 5.00%, 3/20/40	69,702	14,267
Ser. 10-9, Class UI, IO, 5.00%, 1/20/40	145,883	30,453
Ser. 09-121, Class UI, IO, 5.00%, 12/20/39	46,336	9,369
Ser. 21-122, Class GI, IO, 4.50%, 11/20/47	5,872,556	1,215,714
Ser. 18-153, Class AI, IO, 4.50%, 9/16/45	3,585,675	650,728
Ser. 10-35, Class AI, IO, 4.50%, 3/20/40	320,223	55,028
Ser. 10-35, Class QI, IO, 4.50%, 3/20/40	225,836	39,157
Ser. 22-93, Class ID, IO, 4.00%, 7/20/50	2,171,482	420,110
Ser. 21-117, Class MI, IO, 3.50%, 5/20/42	3,459,156	531,430
Ser. 14-102, Class IG, IO, 3.50%, 3/16/41	175,517	7,481
Ser. 17-H19, Class MI, IO, 2.069%, 4/20/67 W	1,051,967	57,017
Ser. 15-H26, Class EI, IO, 1.739%, 10/20/65 W	1,464,547	58,435
Ser. 15-H25, Class AI, IO, 1.577%, 9/20/65 W	1,681,498	44,728
Ser. 14-H12, Class BI, IO, 1.536%, 5/20/64 W	1,658,103	58,370
IFB Ser. 10-171, Class SB, IO, ((-1 x CME Term SOFR 1 Month) + 6.34%), 1.005%, 12/16/40	357,641	26,011
Ser. 16-H16, Class EI, IO, 0.695%, 6/20/66 W	1,828,436	63,995
IFB Ser. 20-32, Class GS, IO, ((-1 x CME Term SOFR 1 Month) + 5.99%), 0.646%, 3/20/50	585,095	48,386
Ser. 16-H23, Class NI, IO, 0.457%, 10/20/66 W	2,275,309	86,462
Ser. 15-H26, Class DI, IO, 0.09%, 10/20/65 W	1,452,368	52,783
Ser. 14-H21, Class AI, IO, 0.061%, 10/20/64 W	1,550,313	43,017
Ser. 17-H04, Class BI, IO, 0.038%, 2/20/67 W	1,707,155	62,680
Ser. 17-H02, Class BI, IO, 0.031%, 1/20/67 W	1,916,450	53,314
		6,176,010
Commercial mortgage-backed securities (11.6%)
ACRES Commercial Realty, Ltd. 144A FRB Ser. 21-FL1, Class A, (CME Term SOFR 1 Month + 1.31%), 6.65%, 6/15/36	386,874	381,207
Arbor Realty Commercial Real Estate CLO, Ltd. 144A FRN Ser. 21-FL2, Class A, (CME Term SOFR 1 Month + 1.21%), 6.549%, 5/15/36 (Cayman Islands)	217,000	214,432
BANK
FRB Ser. 20-BN30, Class XA, IO, 1.302%, 12/15/53 W	3,539,701	223,927
FRB Ser. 19-BN20, Class XA, IO, 0.811%, 9/15/62 W	8,987,817	323,820
Barclays Commercial Mortgage Trust
Ser. 19-C3, Class B, 4.096%, 5/15/52	201,000	160,247
FRB Ser. 20-C8, Class XA, IO, 1.825%, 10/15/53 W	4,630,637	390,385
CD Commercial Mortgage Trust Ser. 17-CD4, Class B, 3.947%, 5/10/50 W	239,000	189,487
CFCRE Commercial Mortgage Trust FRB Ser. 17-C8, Class B, 4.199%, 6/15/50 W	210,000	176,707
CFCRE Commercial Mortgage Trust 144A FRB Ser. 11-C2, Class E, 5.249%, 12/15/47 W	1,053,000	859,795

30 Global Income Trust

MORTGAGE-BACKED SECURITIES (24.7%)* cont.	Principal amount	Value
Commercial mortgage-backed securities cont.
Citigroup Commercial Mortgage Trust
FRB Ser. 13-GC17, Class C, 5.10%, 11/10/46 W	$221,000	$216,671
FRB Ser. 15-P1, Class C, 4.368%, 9/15/48 W	300,000	265,802
Ser. 16-P6, Class A5, 3.72%, 12/10/49 W	238,000	217,948
Citigroup Commercial Mortgage Trust 144A FRB Ser. 14-GC19, Class D, 5.085%, 3/11/47 W	455,000	410,070
COMM Mortgage Trust
FRB Ser. 13-CR13, Class C, 5.01%, 11/10/46 W	392,000	333,102
FRB Ser. 14-CR17, Class C, 4.76%, 5/10/47 W	649,000	595,279
FRB Ser. 14-CR18, Class C, 4.734%, 7/15/47 W	393,000	379,974
FRB Ser. 14-CR14, Class C, 4.612%, 2/10/47 W	52,000	41,918
FRB Ser. 14-UBS6, Class C, 4.433%, 12/10/47 W	110,000	92,664
Ser. 14-CR21, Class B, 4.339%, 12/10/47 W	433,000	407,936
FRB Ser. 15-LC19, Class C, 4.213%, 2/10/48 W	430,000	381,149
FRB Ser. 14-UBS6, Class XA, IO, 0.826%, 12/10/47 W	7,044,763	35,921
FRB Ser. 15-LC21, Class XA, IO, 0.635%, 7/10/48 W	9,125,228	70,955
COMM Mortgage Trust 144A FRB Ser. 13-CR13, Class D, 5.01%, 11/10/46 W	280,000	186,496
Credit Suisse Commercial Mortgage Trust 144A
FRB Ser. 06-C4, Class AX, IO, 0.85%, 9/15/39 W	1,717	9
FRB Ser. 07-C2, Class AX, IO, 0.013%, 1/15/49 W	645,548	6
CSAIL Commercial Mortgage Trust FRB Ser. 15-C1, Class C, 4.25%, 4/15/50 W	819,000	620,045
CSMC Trust FRB Ser. 16-NXSR, Class C, 4.426%, 12/15/49 W	822,000	590,246
DBUBS Mortgage Trust 144A FRB Ser. 11-LC3A, Class D, 5.359%, 8/10/44 W	747,893	667,268
Federal Home Loan Mortgage Corporation
Multifamily Structured Pass-Through Certificates FRB Ser. K113, Class XAM, IO, 1.585%, 6/25/30 W	2,243,000	189,044
Multifamily Structured Pass-Through Certificates FRB Ser. K098, Class X1, IO, 1.142%, 8/25/29 W	2,778,466	144,522
Government National Mortgage Association
FRB Ser. 21-17, IO, 1.051%, 1/16/61	2,382,728	170,201
FRB Ser. 20-190, IO, 1.049%, 11/16/62	3,803,753	275,577
GS Mortgage Securities Trust FRB Ser. 15-GC30, Class C, 4.068%, 5/10/50 W	286,000	241,693
GS Mortgage Securities Trust 144A FRB Ser. 10-C1, Class D, 6.358%, 8/10/43 W	328,000	262,220
JPMBB Commercial Mortgage Securities Trust
FRB Ser. 14-C22, Class C, 4.559%, 9/15/47 W	225,000	180,890
FRB Ser. 15-C33, Class XA, IO, 0.898%, 12/15/48 W	2,894,131	41,610
FRB Ser. 14-C22, Class XA, IO, 0.785%, 9/15/47 W	7,546,036	25,529
JPMBB Commercial Mortgage Securities Trust 144A FRB Ser. 13-C17, Class D, 4.836%, 1/15/47 W	505,000	378,777
JPMorgan Chase Commercial Mortgage Securities Trust
Ser. 13-LC11, Class AS, 3.216%, 4/15/46	107,261	99,752
FRB Ser. 19-COR5, Class XA, IO, 1.466%, 6/13/52 W	8,053,806	433,574
FRB Ser. 06-CB17, Class X, IO, 0.93%, 12/12/43 W	256,279	1,702
FRB Ser. 13-C16, Class XA, IO, 0.44%, 12/15/46 W	739,165	7

Global Income Trust 31

MORTGAGE-BACKED SECURITIES (24.7%)* cont.	Principal amount	Value
Commercial mortgage-backed securities cont.
JPMorgan Chase Commercial Mortgage Securities Trust 144A FRB Ser. 21-1MEM, Class D, 2.654%, 10/9/42 W	$915,000	$533,310
LB-UBS Commercial Mortgage Trust 144A FRB Ser. 06-C6, Class XCL, IO, 0.435%, 9/15/39 W	686,987	2,802
Mezz Cap Commercial Mortgage Trust 144A FRB Ser. 07-C5, Class X, IO, 6.571%, 12/15/49 W	1,175	—
MF1 Multifamily Housing Mortgage, Ltd. 144A FRB Ser. 21-FL6, Class A, (CME Term SOFR 1 Month + 1.21%), 6.549%, 7/16/36 (Cayman Islands)	659,271	647,833
Morgan Stanley Bank of America Merrill Lynch Trust
FRB Ser. 14-C14, Class C, 5.053%, 2/15/47 W	471,000	456,658
FRB Ser. 14-C17, Class C, 4.486%, 8/15/47 W	591,000	531,365
Ser. 14-C18, Class C, 4.471%, 10/15/47 W	310,000	278,640
FRB Ser. 15-C24, Class B, 4.324%, 5/15/48 W	253,000	236,510
FRB Ser. 15-C24, Class C, 4.324%, 5/15/48 W	313,000	266,239
FRB Ser. 15-C22, Class C, 4.20%, 4/15/48 W	414,000	363,715
Morgan Stanley Bank of America Merrill Lynch Trust 144A
FRB Ser. 12-C6, Class D, 4.425%, 11/15/45 W	278,000	224,622
FRB Ser. 13-C9, Class D, 3.842%, 5/15/46 W	274,000	191,756
Morgan Stanley Capital I Trust
Ser. 15-UBS8, Class B, 4.315%, 12/15/48 W	191,000	152,902
FRB Ser. 21-L6, Class A4, 2.444%, 6/15/54 W	225,000	169,179
Multifamily Connecticut Avenue Securities Trust 144A FRB Ser. 19-01, Class M10, 8.685%, 10/25/49	647,424	623,414
UBS Commercial Mortgage Trust FRB Ser. 17-C7, Class XA, IO, 1.001%, 12/15/50 W	4,123,097	125,999
Wells Fargo Commercial Mortgage Trust
Ser. 17-RC1, Class C, 4.591%, 1/15/60	225,000	186,929
FRB Ser. 15-C30, Class C, 4.498%, 9/15/58 W	342,000	303,101
FRB Ser. 20-C57, Class C, 4.023%, 8/15/53 W	167,000	127,287
FRB Ser. 13-LC12, Class C, 3.955%, 7/15/46 W	363,000	253,688
Ser. 16-BNK1, Class AS, 2.814%, 8/15/49	707,000	595,278
FRB Ser. 19-C52, Class XA, IO, 1.602%, 8/15/52 W	3,398,887	208,125
FRB Ser. 16-LC25, Class XA, IO, 0.822%, 12/15/59 W	3,997,284	80,781
WF-RBS Commercial Mortgage Trust
Ser. 14-C19, Class B, 4.723%, 3/15/47 W	930,000	882,643
FRB Ser. 13-C14, Class XA, IO, 0.348%, 6/15/46 W	407,071	4
WF-RBS Commercial Mortgage Trust 144A
Ser. 11-C4, Class E, 4.979%, 6/15/44 W	163,000	112,308
FRB Ser. 11-C4, Class C, 4.979%, 6/15/44 W	61,139	56,683
FRB Ser. 12-C10, Class D, 4.394%, 12/15/45 W	180,000	100,110
		18,590,445
Residential mortgage-backed securities (non-agency) (9.2%)
Arroyo Mortgage Trust 144A Ser. 19-3, Class A3, 3.416%, 10/25/48 W	78,761	71,083
BankUnited Trust FRB Ser. 05-1, Class 1A1, (CME Term SOFR 1 Month + 0.71%), 6.039%, 9/25/45	84,344	77,411
Bellemeade Re, Ltd. 144A FRB Ser. 19-4A, Class M1C, (ICE LIBOR USD 1 Month + 2.50%), 7.939%, 10/25/29 (Bermuda)	83,439	83,542

32 Global Income Trust

MORTGAGE-BACKED SECURITIES (24.7%)* cont.	Principal amount	Value
Residential mortgage-backed securities (non-agency) cont.
BRAVO Residential Funding Trust 144A
Ser. 21-A, Class A1, 1.991%, 10/25/59	$346,235	$325,377
Ser. 21-C, Class A1, 1.62%, 3/1/61	260,441	238,933
Carrington Mortgage Loan Trust FRB Ser. 06-NC2, Class A4, (CME Term SOFR 1 Month + 0.59%), 5.919%, 6/25/36	143,665	132,947
Chevy Chase Funding, LLC Mortgage-Backed Certificates 144A FRB Ser. 06-4A, Class A2, (CME Term SOFR 1 Month + 0.29%), 5.619%, 11/25/47	168,296	123,766
COLT Mortgage Loan Trust 144A Ser. 20-2, Class A2, 3.094%, 3/25/65 W	665,000	630,915
Countrywide Alternative Loan Trust
FRB Ser. 06-OA10, Class 4A1, (CME Term SOFR 1 Month + 0.49%), 5.819%, 8/25/46	265,640	213,200
FRB Ser. 06-OA10, Class 1A1, (Federal Reserve US 12 Month Cumulative Avg 1 yr CMT + 0.96%), 5.76%, 8/25/46	102,068	89,201
FRB Ser. 06-OA7, Class 1A2, (Federal Reserve US 12 Month Cumulative Avg 1 yr CMT + 0.94%), 5.74%, 6/25/46	209,272	170,932
FRB Ser. 06-OA19, Class A1, (CME Term SOFR 1 Month + 0.29%), 5.634%, 2/20/47	144,347	108,244
Eagle Re, Ltd. 144A FRB Ser. 18-1, Class M1, (ICE LIBOR USD 1 Month + 1.70%), 7.139%, 11/25/28 (Bermuda)	258,096	258,277
Federal Home Loan Mortgage Corporation
Structured Agency Credit Risk Debt FRN Ser. 16-DNA3, Class M3, (US 30 Day Average SOFR + 5.11%), 10.435%, 12/25/28	381,349	405,664
Structured Agency Credit Risk Debt FRN Ser. 15-DNA3, Class M3, (US 30 Day Average SOFR + 4.81%), 10.135%, 4/25/28	397,820	416,384
Structured Agency Credit Risk Debt FRN Ser. 13-DN2, Class M2, (US 30 Day Average SOFR + 4.36%), 9.685%, 11/25/23	181,947	183,884
Structured Agency Credit Risk Debt FRN Ser. 16-DNA4, Class M3, (US 30 Day Average SOFR + 3.91%), 9.235%, 3/25/29	110,364	115,285
Structured Agency Credit Risk Debt FRN Ser. 17-HQA1, Class M2, (US 30 Day Average SOFR + 3.66%), 8.985%, 8/25/29	307,335	320,068
Federal Home Loan Mortgage Corporation 144A
Structured Agency Credit Risk Debt FRN Ser. 22-DNA5, Class M1A, (US 30 Day Average SOFR + 2.95%), 8.271%, 6/25/42	429,094	439,467
Structured Agency Credit Risk Trust REMICs FRB Ser. 20-DNA5, Class M2, (US 30 Day Average SOFR + 2.80%), 8.121%, 10/25/50	25,613	25,952
Structured Agency Credit Risk Debt FRN Ser. 22-HQA2, Class M1A, (US 30 Day Average SOFR + 2.65%), 7.971%, 7/25/42	379,359	385,997
Structured Agency Credit Risk Trust REMICs FRB Ser. 22-HQA3, Class M1A, (US 30 Day Average SOFR + 2.30%), 7.621%, 8/25/42	44,917	45,448
Structured Agency Credit Risk Trust REMICs FRB Ser. 22-DNA4, Class M1A, (US 30 Day Average SOFR + 2.20%), 7.521%, 5/25/42	238,862	241,969
Structured Agency Credit Risk Trust REMICs FRB Ser. 22-DNA6, Class M1A, (US 30 Day Average SOFR + 2.15%), 7.471%, 9/25/42	27,530	27,767
Structured Agency Credit Risk Trust FRB Ser. 19-DNA4, Class M2, (US 30 Day Average SOFR + 2.06%), 7.385%, 10/25/49	563	564
Structured Agency Credit Risk Trust REMICs FRB Ser. 20-HQA1, Class M2, (US 30 Day Average SOFR + 2.01%), 7.335%, 1/25/50	25,005	25,126
Structured Agency Credit Risk Debt FRN Ser. 23-HQA2, Class M1A, (US 30 Day Average SOFR + 2.00%), 7.321%, 6/25/43	21,270	21,324

Global Income Trust 33

MORTGAGE-BACKED SECURITIES (24.7%)* cont.	Principal amount	Value
Residential mortgage-backed securities (non-agency) cont.
Federal Home Loan Mortgage Corporation 144A
Structured Agency Credit Risk Trust REMICs FRB Ser. 22-DNA3, Class M1A, (US 30 Day Average SOFR + 2.00%), 7.321%, 4/25/42	$96,636	$97,389
Structured Agency Credit Risk Trust REMICs FRB Ser. 22-DNA1, Class M1B, (US 30 Day Average SOFR + 1.85%), 7.171%, 1/25/42	212,000	208,333
Structured Agency Credit Risk Trust REMICs FRB Ser. 20-DNA1, Class M2, (US 30 Day Average SOFR + 1.81%), 7.135%, 1/25/50	2,275	2,282
Structured Agency Credit Risk Debt FRN Ser. 22-DNA2, Class M1A, (US 30 Day Average SOFR + 1.30%), 6.621%, 2/25/42	163,588	163,512
Structured Agency Credit Risk Trust REMICs FRB Ser. 22-DNA1, Class M1A, (US 30 Day Average SOFR + 1.00%), 6.321%, 1/25/42	42,115	41,753
Structured Agency Credit Risk Trust REMICs FRB Ser. 21-HQA3, Class M1, (US 30 Day Average SOFR + 0.85%), 6.171%, 9/25/41	36,139	35,622
Structured Agency Credit Risk Trust REMICs FRB Ser. 21-DNA6, Class M1, (US 30 Day Average SOFR + 0.80%), 6.121%, 10/25/41	154,642	154,207
Seasoned Credit Risk Transfer Trust FRB Ser. 17-2, Class 2, 4.00%, 8/25/56 W	384,089	375,487
Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 16-C01, Class 2M2, (US 30 Day Average SOFR + 7.06%), 12.385%, 8/25/28	110,198	115,875
Connecticut Avenue Securities FRB Ser. 16-C01, Class 1M2, (US 30 Day Average SOFR + 6.86%), 12.185%, 8/25/28	180,032	191,982
Connecticut Avenue Securities FRB Ser. 16-C02, Class 1M2, (US 30 Day Average SOFR + 6.11%), 11.435%, 9/25/28	102,742	107,950
Connecticut Avenue Securities FRB Ser. 16-C03, Class 2M2, (US 30 Day Average SOFR + 6.01%), 11.335%, 10/25/28	43,058	45,803
Connecticut Avenue Securities FRB Ser. 15-C04, Class 1M2, (US 30 Day Average SOFR + 5.81%), 11.135%, 4/25/28	260,425	277,242
Connecticut Avenue Securities FRB Ser. 15-C04, Class 2M2, (US 30 Day Average SOFR + 5.66%), 10.985%, 4/25/28	402,448	419,043
Connecticut Avenue Securities FRB Ser. 14-C04, Class 2M2, (US 30 Day Average SOFR + 5.11%), 10.435%, 11/25/24	15	15
Connecticut Avenue Securities FRB Ser. 14-C04, Class 1M2, (US 30 Day Average SOFR + 4.90%), 10.335%, 11/25/24	4,318	4,482
Connecticut Avenue Securities FRB Ser. 14-C01, Class M2, (US 30 Day Average SOFR + 4.51%), 9.835%, 1/25/24	6,675	6,723
Connecticut Avenue Securities FRB Ser. 17-C02, Class 2M2C, (US 30 Day Average SOFR + 3.76%), 9.085%, 9/25/29	72,000	74,835
Connecticut Avenue Securities FRB Ser. 14-C03, Class 2M2, (US 30 Day Average SOFR + 3.01%), 8.335%, 7/25/24	208,927	210,622
Connecticut Avenue Securities Trust FRB Ser. 17-C06, Class 2M2C, (US 30 Day Average SOFR + 2.91%), 8.235%, 2/25/30	64,000	65,912
Connecticut Avenue Securities Trust FRB Ser. 18-C05, Class 1M2, (US 30 Day Average SOFR + 2.46%), 7.785%, 1/25/31	75,976	77,584
Connecticut Avenue Securities FRB Ser. 18-C02, Class 2M2, (US 30 Day Average SOFR + 2.31%), 7.635%, 8/25/30	3,969	4,018
Connecticut Avenue Securities FRB Ser. 17-C01, Class 1EB1, (US 30 Day Average SOFR + 1.36%), 6.685%, 7/25/29	18,026	18,034
Connecticut Avenue Securities FRB Ser. 17-C07, Class 1EB2, (US 30 Day Average SOFR + 1.11%), 6.435%, 5/25/30	140,260	140,272

34 Global Income Trust

MORTGAGE-BACKED SECURITIES (24.7%)* cont.	Principal amount	Value
Residential mortgage-backed securities (non-agency) cont.
Federal National Mortgage Association 144A
Connecticut Avenue Securities Trust FRB Ser. 22-R02, Class 2M2, (US 30 Day Average SOFR + 3.00%), 8.321%, 1/25/42	$427,000	$427,267
Connecticut Avenue Securities Trust FRB Ser. 22-R07, Class 1M1, (US 30 Day Average SOFR + 2.95%), 8.271%, 6/25/42	143,268	146,952
Connecticut Avenue Securities Trust FRB Ser. 22-R06, Class 1M1, (US 30 Day Average SOFR + 2.75%), 8.071%, 5/25/42	38,184	39,054
Connecticut Avenue Securities Trust FRB Ser. 19-R01, Class 2M2, (US 30 Day Average SOFR + 2.56%), 7.885%, 7/25/31	3,470	3,482
Connecticut Avenue Securities Trust FRB Ser. 22-R08, Class 1M1, (US 30 Day Average SOFR + 2.55%), 7.871%, 7/25/42	58,839	59,812
Connecticut Avenue Securities Trust FRB Ser. 18-R07, Class 1M2, (US 30 Day Average SOFR + 2.51%), 7.835%, 4/25/31	2,474	2,482
Connecticut Avenue Securities Trust FRB Ser. 22-R09, Class 2M1, (US 30 Day Average SOFR + 2.50%), 7.821%, 9/25/42	110,807	112,150
Connecticut Avenue Securities Trust FRB Ser. 19-HRP1, Class M2, (US 30 Day Average SOFR + 2.26%), 7.585%, 11/25/39	54,942	55,361
Connecticut Avenue Securities Trust FRB Ser. 20-R01, Class 1M2, (US 30 Day Average SOFR + 2.16%), 7.485%, 1/25/40	405,320	409,695
Connecticut Avenue Securities Trust FRB Ser. 22-R03, Class 1M1, (US 30 Day Average SOFR + 2.10%), 7.421%, 3/25/42	177,683	179,237
Connecticut Avenue Securities Trust FRB Ser. 22-R04, Class 1M1, (US 30 Day Average SOFR + 2.00%), 7.321%, 3/25/42	103,626	104,372
Connecticut Avenue Securities Trust FRB Ser. 22-R02, Class 2M1, (US 30 Day Average SOFR + 1.10%), 6.521%, 1/25/42	389,976	388,359
Connecticut Avenue Securities Trust FRB Ser. 22-R01, Class 1M1, (US 30 Day Average SOFR + 1.00%), 6.321%, 12/25/41	87,962	87,570
Connecticut Avenue Securities Trust FRB Ser. 21-R01, Class 1M1, (US 30 Day Average SOFR + 0.75%), 6.071%, 10/25/41	983	982
GSAA Home Equity Trust Ser. 06-15, Class AF3A, 5.882%, 9/25/36 W	886,613	278,865
JPMorgan Mortgage Trust 144A FRB Ser. 23-HE2, Class A1, (US 30 Day Average SOFR + 1.70%), 7.021%, 3/25/54	473,772	474,133
Legacy Mortgage Asset Trust 144A
Ser. 20-GS5, Class A1, 6.25%, 6/25/60	196,120	192,082
Ser. 21-GS3, Class A1, 1.75%, 7/25/61	247,119	227,920
LHOME Mortgage Trust 144A Ser. 21-RTL2, Class A1, 2.09%, 6/25/26	225,744	219,543
MFRA Trust 144A Ser. 23-INV2, Class A1, 6.775%, 10/25/58	805,648	799,062
Morgan Stanley Resecuritization Trust 144A Ser. 15-R4, Class CB1, 4.638%, 8/26/47 W	96,715	92,166
New Residential Mortgage Loan Trust 144A FRB Ser. 18-4A, Class A1M, (CME Term SOFR 1 Month + 1.01%), 6.339%, 1/25/48	42,064	41,475
New York Mortgage Trust 144A Ser. 21-BPL1, Class A1, 2.239%, 5/25/26	202,752	200,820
NovaStar Mortgage Funding Trust FRB Ser. 06-5, Class A2C, (CME Term SOFR 1 Month + 0.45%), 5.779%, 11/25/36	1,009,644	294,057
OBX Trust 144A Ser. 23-NQM7, Class A1, 6.844%, 4/25/63	477,969	477,060
Renaissance Home Equity Loan Trust FRB Ser. 03-4, Class A1, (CME Term SOFR 1 Month + 1.15%), 6.479%, 3/25/34	133,727	114,799
Structured Asset Mortgage Investments II Trust FRB Ser. 07-AR7, Class 1A1, (CME Term SOFR 1 Month + 0.96%), 6.289%, 5/25/47	287,592	224,026

Global Income Trust 35

MORTGAGE-BACKED SECURITIES (24.7%)* cont.	Principal amount	Value
Residential mortgage-backed securities (non-agency) cont.
Toorak Mortgage Corp., Ltd. 144A Ser. 21-1, Class A1, 2.24%, 6/25/24	$81,547	$78,893
Vista Point Securitization Trust 144A FRB Ser. 20-2, Class A2, 1.986%, 4/25/65 W	60,288	53,377
WaMu Mortgage Pass-Through Certificates Trust
FRB Ser. 05-AR13, Class A1C3, (CME Term SOFR 1 Month + 1.09%), 6.419%, 10/25/45	102,616	92,819
FRB Ser. 05-AR9, Class A1C3, (CME Term SOFR 1 Month + 1.07%), 6.399%, 7/25/45	181,622	163,932
FRB Ser. 05-AR1, Class A1B, (CME Term SOFR 1 Month + 0.89%), 6.219%, 1/25/45	103,905	93,339
FRB Ser. 05-AR2, Class 2A1B, (CME Term SOFR 1 Month + 0.85%), 6.179%, 1/25/45	117,663	113,574
Washington Mutual Asset-Backed Certificates Trust FRB Ser. 06-HE2, Class A3, (CME Term SOFR 1 Month + 0.41%), 5.739%, 5/25/36	486,946	360,261
		14,626,682
Total mortgage-backed securities (cost $43,210,888)		$39,393,137

CORPORATE BONDS AND NOTES (18.3%)*	Principal amount	Value
Basic materials (0.9%)
Cabot Corp. sr. unsec. bonds 5.00%, 6/30/32	$93,000	$82,828
Celanese US Holdings, LLC company guaranty sr. unsec. notes 6.33%, 7/15/29 (Germany)	70,000	67,476
Celanese US Holdings, LLC company guaranty sr. unsec. notes 6.165%, 7/15/27 (Germany)	365,000	356,258
Glencore Finance Canada, Ltd. 144A company guaranty sr. unsec. unsub. notes 6.00%, 11/15/41 (Canada)	127,000	112,752
Glencore Funding, LLC 144A company guaranty sr. unsec. notes 6.375%, 10/6/30	275,000	269,416
Huntsman International, LLC sr. unsec. notes 4.50%, 5/1/29	278,000	248,653
International Flavors & Fragrances, Inc. 144A sr. unsec. notes 2.30%, 11/1/30	107,000	79,462
WestRock MWV, LLC company guaranty sr. unsec. unsub. notes 8.20%, 1/15/30	172,000	186,402
Weyerhaeuser Co. sr. unsec. unsub. notes 7.375%, 3/15/32 R	33,000	34,812
		1,438,059
Capital goods (0.6%)
Berry Global, Inc. 144A company guaranty sr. notes 1.65%, 1/15/27	351,000	302,461
Boeing Co. (The) sr. unsec. notes 2.196%, 2/4/26	179,000	164,471
Boeing Co. (The) sr. unsec. unsub. bonds 3.375%, 6/15/46	70,000	42,232
Boeing Co. (The) sr. unsec. unsub. notes 6.125%, 2/15/33	40,000	39,369
L3Harris Technologies, Inc. sr. unsec. notes 3.85%, 12/15/26	176,000	165,799
RTX Corp. sr. unsec. notes 5.15%, 2/27/33	75,000	69,193
Waste Management, Inc. company guaranty sr. unsec. notes 4.875%, 2/15/29	163,000	157,090
		940,615
Communication services (1.8%)
American Tower Corp. sr. unsec. notes 2.90%, 1/15/30 R	241,000	196,536
American Tower Corp. sr. unsec. unsub. notes 3.55%, 7/15/27 R	336,000	305,573

36 Global Income Trust

CORPORATE BONDS AND NOTES (18.3%)* cont.		Principal amount	Value
Communication services cont.
AT&T, Inc. company guaranty sr. unsec. unsub. notes 2.30%, 6/1/27		$344,000	$303,919
AT&T, Inc. sr. unsec. unsub. bonds 2.55%, 12/1/33		11,000	7,895
AT&T, Inc. sr. unsec. unsub. notes 4.25%, 3/1/27		295,000	279,958
Charter Communications Operating, LLC/Charter Communications Operating Capital Corp. company guaranty sr. sub. notes 4.908%, 7/23/25		464,000	453,689
Crown Castle, Inc. sr. unsec. bonds 3.80%, 2/15/28 R		112,000	101,009
Crown Castle, Inc. sr. unsec. bonds 3.65%, 9/1/27 R		192,000	174,546
Equinix, Inc. sr. unsec. sub. notes 3.20%, 11/18/29 R		186,000	157,167
Rogers Communications, Inc. company guaranty sr. unsec. unsub. notes Ser. REGS, 3.80%, 3/15/32 (Canada)		160,000	129,752
Sprint Capital Corp. company guaranty sr. unsec. unsub. notes 6.875%, 11/15/28		74,000	75,893
T-Mobile USA, Inc. company guaranty sr. notes 3.875%, 4/15/30		13,000	11,319
T-Mobile USA, Inc. company guaranty sr. notes 3.75%, 4/15/27		365,000	339,437
T-Mobile USA, Inc. company guaranty sr. unsec. bonds 5.05%, 7/15/33		35,000	31,511
Verizon Communications, Inc. sr. unsec. unsub. notes 2.10%, 3/22/28		257,000	219,221
			2,787,425
Consumer cyclicals (1.5%)
Alimentation Couche-Tard, Inc. 144A company guaranty sr. unsec. notes 3.55%, 7/26/27 (Canada)		284,000	261,280
Autonation, Inc. sr. unsec. bonds 2.40%, 8/1/31		193,000	137,471
Block, Inc. sr. unsec. notes 3.50%, 6/1/31		354,000	273,201
Booking Holdings, Inc. sr. unsec. sub. notes 4.625%, 4/13/30		320,000	298,137
Global Payments, Inc. sr. unsec. notes 2.15%, 1/15/27		61,000	53,605
Lennar Corp. company guaranty sr. unsec. unsub. notes 4.75%, 11/29/27		133,000	126,540
Netflix, Inc. sr. unsec. bonds Ser. REGS, 3.875%, 11/15/29	EUR	435,000	450,539
Stellantis Finance US, Inc. 144A company guaranty sr. unsec. notes 1.711%, 1/29/27		$400,000	347,128
Warnermedia Holdings, Inc. company guaranty sr. unsec. notes 4.279%, 3/15/32		463,000	383,880
			2,331,781
Consumer staples (1.1%)
Ashtead Capital, Inc. 144A notes 4.375%, 8/15/27		435,000	402,767
ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes 5.625%, 3/15/42		151,000	135,857
Haleon US Capital, LLC company guaranty sr. unsec. unsub. notes 3.375%, 3/24/27		250,000	230,543
JBS USA LUX SA/JBS USA Food Co./JBS Luxembourg SARL 144A company guaranty sr. unsec. bonds 6.75%, 3/15/34		230,000	215,528
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc. company guaranty sr. unsec. notes 3.00%, 2/2/29		195,000	160,546
Kenvue, Inc. company guaranty sr. unsec. notes Ser. REGS, 4.90%, 3/22/33		398,000	372,942
Kenvue, Inc. company guaranty sr. unsec. unsub. notes Ser. REGS, 5.05%, 3/22/53		62,000	53,270
Kenvue, Inc. company guaranty sr. unsec. unsub. notes Ser. REGS, 5.05%, 3/22/28		50,000	49,067

Global Income Trust 37

CORPORATE BONDS AND NOTES (18.3%)* cont.	Principal amount	Value
Consumer staples cont.
McCormick & Co., Inc. sr. unsec. notes 1.85%, 2/15/31	$29,000	$21,496
McDonald’s Corp. sr. unsec. unsub. bonds Ser. MTN, 6.30%, 10/15/37	110,000	111,169
		1,753,185
Energy (1.5%)
Cheniere Energy Partners LP company guaranty sr. unsec. notes 4.50%, 10/1/29	270,000	241,744
Cheniere Energy Partners LP company guaranty sr. unsec. unsub. notes 3.25%, 1/31/32	153,000	118,642
Columbia Pipelines Operating Co., LLC 144A sr. unsec. bonds 6.544%, 11/15/53	120,000	110,007
Columbia Pipelines Operating Co., LLC 144A sr. unsec. notes 5.927%, 8/15/30	105,000	101,373
Diamondback Energy, Inc. company guaranty sr. unsec. notes 6.25%, 3/15/33	365,000	360,266
Occidental Petroleum Corp. sr. unsec. sub. notes 8.50%, 7/15/27	318,000	338,819
ONEOK, Inc. company guaranty sr. unsec. unsub. notes 6.10%, 11/15/32	220,000	212,002
Ovintiv, Inc. company guaranty sr. unsec. bonds 6.25%, 7/15/33	47,000	44,677
Ovintiv, Inc. company guaranty sr. unsec. notes 5.65%, 5/15/28	61,000	59,225
Ovintiv, Inc. company guaranty sr. unsec. notes 5.65%, 5/15/25	47,000	46,743
Petrobras Global Finance BV company guaranty sr. unsec. unsub. bonds 6.50%, 7/3/33 (Brazil)	44,000	40,971
Petrobras Global Finance BV company guaranty sr. unsec. unsub. notes 6.25%, 3/17/24 (Brazil)	267,000	265,760
Petroleos Mexicanos company guaranty sr. unsec. unsub. FRB 5.95%, 1/28/31 (Mexico)	246,000	176,013
Petroleos Mexicanos company guaranty sr. unsec. unsub. notes 6.70%, 2/16/32 (Mexico)	31,000	22,857
Petroleos Mexicanos company guaranty sr. unsec. unsub. notes 6.49%, 1/23/27 (Mexico)	90,000	79,706
Targa Resources Partners LP/Targa Resources Partners Finance Corp. company guaranty sr. unsec. unsub. notes 4.875%, 2/1/31	205,000	180,714
		2,399,519
Financials (6.6%)
ABN AMRO Bank NV 144A unsec. sub. notes 4.75%, 7/28/25 (Netherlands)	400,000	385,008
AerCap Ireland Capital DAC/AerCap Global Aviation Trust company guaranty sr. unsec. bonds 3.30%, 1/30/32 (Ireland)	660,000	510,965
Air Lease Corp. sr. unsec. sub. bonds 4.625%, 10/1/28	380,000	348,643
Ally Financial, Inc. company guaranty sr. unsec. notes 8.00%, 11/1/31	180,000	175,688
Aon PLC company guaranty sr. unsec. unsub. notes 4.25%, 12/12/42	386,000	272,006
Ares Capital Corp. sr. unsec. sub. notes 3.875%, 1/15/26	524,000	490,045
Banco Santander SA sr. unsec. unsub. notes 4.379%, 4/12/28 (Spain)	200,000	181,881
Banco Santander SA unsec. sub. notes 5.179%, 11/19/25 (Spain)	400,000	386,131
Bank of America Corp. jr. unsec. sub. FRN Ser. Z, 6.50%, perpetual maturity	346,000	341,461
Bank of America Corp. unsec. sub. FRB 3.846%, 3/8/37	525,000	414,166

38 Global Income Trust

CORPORATE BONDS AND NOTES (18.3%)* cont.	Principal amount	Value
Financials cont.
BNP Paribas SA 144A unsec. sub. notes 4.375%, 5/12/26 (France)	$400,000	$380,037
BPCE SA 144A sr. unsec. notes 3.50%, 10/23/27 (France)	250,000	223,118
BPCE SA 144A unsec. sub. notes 4.50%, 3/15/25 (France)	540,000	520,922
Capital One Financial Corp. sr. unsec. unsub. FRN 1.878%, 11/2/27	116,000	99,525
Citigroup, Inc. jr. unsec. sub. FRN 3.875%, perpetual maturity	415,000	347,942
Citigroup, Inc. sub. unsec. bonds 6.174%, 5/25/34	67,000	62,279
Commonwealth Bank of Australia 144A sr. unsec. notes 2.552%, 3/14/27 (Australia)	177,000	159,316
Corebridge Financial, Inc. sr. unsec. notes 3.85%, 4/5/29	165,000	145,822
Credit Agricole SA 144A unsec. sub. FRN 4.00%, 1/10/33 (France)	400,000	348,224
Deutsche Bank AG unsec. sub. notes 4.50%, 4/1/25 (Germany)	400,000	382,396
EPR Properties company guaranty sr. unsec. unsub. notes 4.50%, 6/1/27 R	64,000	56,486
Fidelity National Financial, Inc. sr. unsec. bonds 3.20%, 9/17/51	160,000	83,368
First-Citizens Bank & Trust Co. unsec. sub. notes 6.125%, 3/9/28	306,000	296,701
GLP Capital LP/GLP Financing II, Inc. company guaranty sr. unsec. unsub. notes 5.375%, 4/15/26	88,000	84,339
Goldman Sachs Group, Inc. (The) jr. unsec. sub. FRN 3.65%, 7/28/51	63,000	48,822
Goldman Sachs Group, Inc. (The) unsec. sub. notes 5.95%, 1/15/27	192,000	189,415
ING Groep NV sr. unsec. unsub. FRN 6.083%, 9/11/27 (Netherlands)	275,000	272,376
Intercontinental Exchange, Inc. sr. unsec. notes 4.35%, 6/15/29	222,000	204,683
Intesa Sanpaolo SpA 144A unsec. sub. bonds 4.198%, 6/1/32 (Italy)	251,000	178,409
JPMorgan Chase & Co. unsec. sub. notes 4.125%, 12/15/26	113,000	106,761
Massachusetts Mutual Life Insurance Co. 144A unsec. sub. bonds 3.729%, 10/15/70	429,000	242,235
MetLife Capital Trust IV 144A jr. unsec. sub. notes 7.875%, 12/15/37	110,000	112,009
Nasdaq, Inc. sr. unsec. sub. bonds 5.55%, 2/15/34	38,000	35,248
NatWest Group PLC sr. unsec. unsub. FRN 1.642%, 6/14/27 (United Kingdom)	301,000	265,128
Societe Generale SA 144A jr. unsec. sub. notes 5.375%, perpetual maturity (France)	643,000	461,164
Teachers Insurance & Annuity Association of America 144A unsec. sub. notes 6.85%, 12/16/39	102,000	103,128
UBS Group AG 144A sr. unsec. FRN 2.193%, 6/5/26 (Switzerland)	250,000	232,724
UBS Group AG 144A sr. unsec. unsub. FRN 1.305%, 2/2/27 (Switzerland)	379,000	335,508
UBS Group Funding Switzerland AG company guaranty jr. unsec. sub. FRN Ser. REGS, 6.875%, perpetual maturity (Switzerland)	300,000	282,750
US Bancorp unsec. sub. FRB 2.491%, 11/3/36	326,000	222,756
VICI Properties LP sr. unsec. unsub. notes 4.75%, 2/15/28 R	183,000	168,525
VICI Properties LP/VICI Note Co., Inc. 144A company guaranty sr. unsec. notes 3.75%, 2/15/27 R	68,000	61,188
Wells Fargo & Co. jr. unsec. sub. FRN 3.90%, perpetual maturity	133,000	115,199
Wells Fargo & Co. unsec. sub. notes Ser. GMTN, 4.30%, 7/22/27	222,000	206,920
		10,541,417
Health care (0.9%)
Amgen, Inc. sr. unsec. unsub. bonds 5.65%, 3/2/53	103,000	90,610
Amgen, Inc. sr. unsec. unsub. notes 5.25%, 3/2/30	205,000	196,617
Danaher Corp. sr. unsec. unsub. notes 3.35%, 9/15/25	168,000	161,354
Eli Lilly and Co. sr. unsec. unsub. bonds 4.875%, 2/27/53	85,000	73,667

Global Income Trust 39

CORPORATE BONDS AND NOTES (18.3%)* cont.	Principal amount	Value
Health care cont.
GE Healthcare Holding, LLC company guaranty sr. unsec. notes 5.65%, 11/15/27	$190,000	$188,051
HCA, Inc. company guaranty sr. unsec. sub. notes 3.625%, 3/15/32	65,000	52,212
Humana, Inc. sr. unsec. unsub. bonds 5.50%, 3/15/53	30,000	25,708
Humana, Inc. sr. unsec. unsub. notes 5.75%, 3/1/28	200,000	199,228
Pfizer Investment Enterprises PTE, Ltd. company guaranty sr. unsec. notes 5.30%, 5/19/53 (Singapore)	138,000	120,729
Pfizer Investment Enterprises PTE, Ltd. company guaranty sr. unsec. notes 4.75%, 5/19/33 (Singapore)	193,000	177,368
Pfizer Investment Enterprises PTE, Ltd. company guaranty sr. unsec. notes 4.45%, 5/19/28 (Singapore)	114,000	108,963
Service Corp. International sr. unsec. notes 4.625%, 12/15/27	85,000	78,622
		1,473,129
Technology (1.6%)
Apple, Inc. sr. unsec. bonds 3.95%, 8/8/52	278,000	206,105
Apple, Inc. sr. unsec. notes 4.30%, 5/10/33	198,000	183,093
Broadcom Corp./Broadcom Cayman Finance, Ltd. company guaranty sr. unsec. unsub. notes 3.875%, 1/15/27	461,000	430,880
Broadcom, Inc. company guaranty sr. unsec. bonds 4.15%, 11/15/30	154,000	134,048
Broadcom, Inc. 144A sr. unsec. bonds 4.926%, 5/15/37	404,000	336,703
Meta Platforms, Inc. sr. unsec. bonds 5.60%, 5/15/53	113,000	102,199
Meta Platforms, Inc. sr. unsec. notes 4.95%, 5/15/33	113,000	105,930
Meta Platforms, Inc. sr. unsec. unsub. bonds 4.45%, 8/15/52	204,000	154,236
MSCI, Inc. 144A company guaranty sr. unsec. notes 3.625%, 9/1/30	397,000	328,510
Oracle Corp. sr. unsec. bonds 3.95%, 3/25/51	60,000	38,948
Oracle Corp. sr. unsec. bonds 3.65%, 3/25/41	172,000	117,126
Oracle Corp. sr. unsec. notes 2.95%, 4/1/30	85,000	70,448
Oracle Corp. sr. unsec. unsub. bonds 4.00%, 11/15/47	60,000	39,890
Sensata Technologies, Inc. 144A company guaranty sr. unsec. notes 3.75%, 2/15/31	426,000	340,948
		2,589,064
Transportation (0.3%)
Penske Truck Leasing Co. LP/PTL Finance Corp. 144A sr. unsec. bonds 3.40%, 11/15/26	103,000	94,655
Penske Truck Leasing Co. LP/PTL Finance Corp. 144A sr. unsec. notes 4.40%, 7/1/27	439,000	408,522
		503,177
Utilities and power (1.5%)
Alexander Funding Trust II 144A sr. notes 7.467%, 7/31/28	100,000	99,281
American Electric Power Co., Inc. sr. unsec. unsub. bonds 5.625%, 3/1/33	110,000	102,897
Constellation Energy Generation, LLC sr. unsec. bonds 6.50%, 10/1/53	266,000	249,839
Constellation Energy Generation, LLC sr. unsec. bonds 6.125%, 1/15/34	109,000	105,361
Energy Transfer LP jr. unsec. sub. FRN 6.625%, perpetual maturity	330,000	254,925
Eversource Energy sr. unsec. unsub. notes 5.45%, 3/1/28	55,000	53,692
Georgia Power Co. sr. unsec. unsub. notes 4.95%, 5/17/33	135,000	123,223
IPALCO Enterprises, Inc. sr. notes 4.25%, 5/1/30	351,000	302,266

40 Global Income Trust

CORPORATE BONDS AND NOTES (18.3%)* cont.	Principal amount	Value
Utilities and power cont.
Kinder Morgan Energy Partners LP company guaranty sr. unsec. notes 5.40%, 9/1/44	$220,000	$177,131
Pacific Gas and Electric Co. sr. bonds 5.90%, 6/15/32	129,000	117,658
Pacific Gas and Electric Co. sr. bonds 4.95%, 7/1/50	100,000	69,803
Southern Co. (The) sr. unsec. bonds 5.70%, 3/15/34	100,000	95,130
Vistra Operations Co., LLC 144A company guaranty sr. notes 4.30%, 7/15/29	204,000	177,510
Vistra Operations Co., LLC 144A company guaranty sr. notes 3.55%, 7/15/24	108,000	105,352
WEC Energy Group, Inc. jr. unsec. sub. FRN Ser. A, (CME Term SOFR 3 Month + 2.37%), 7.739%, 5/15/67	498,000	432,956
		2,467,024
Total corporate bonds and notes (cost $32,898,330)		$29,224,395

COLLATERALIZED LOAN OBLIGATIONS (3.7%)*	Principal amount	Value
AIG CLO, Ltd. 144A FRB Ser. 21-1A, Class A, (CME Term SOFR 3 Month + 1.36%), 6.774%, 4/22/34	$250,000	$246,824
Ares LXIV CLO, Ltd. 144A FRB Ser. 22-64A, Class A1, (CME Term SOFR 3 Month + 1.44%), 6.834%, 4/15/35 (Cayman Islands)	250,000	247,153
Bain Capital Credit CLO, Ltd. 144A FRB Ser. 23-3A, Class A, (CME Term SOFR 3 Month + 1.80%), 7.171%, 7/24/36 (Jersey)	250,000	249,447
Bain Capital Credit CLO, Ltd. 144A FRB Ser. 23-4A, Class A1R, (CME Term SOFR 3 Month + 1.75%), 7.166%, 10/20/36 (Cayman Islands)	250,000	248,156
Barings CLO, Ltd. 144A FRB Ser. 23-1A, Class A, (CME Term SOFR 3 Month + 1.75%), 7.166%, 4/20/36 (Cayman Islands)	250,000	248,191
Black Diamond CLO, Ltd. 144A FRB Ser. 21-1A, Class A1A, (CME Term SOFR 3 Month + 1.51%), 6.924%, 11/22/34 (Cayman Islands)	250,000	245,515
BlueMountain CLO XXXII, Ltd. 144A FRB Ser. 21-32A, Class A, (CME Term SOFR 3 Month + 1.43%), 6.825%, 10/15/34 (Cayman Islands)	250,000	247,177
Diameter Capital CLO 1, Ltd. 144A FRB Ser. 21-1A, Class A1A, (CME Term SOFR 3 Month + 1.50%), 6.895%, 7/15/36	250,000	248,027
Elevation CLO, Ltd. 144A FRB Ser. 21-13A, Class A1, (CME Term SOFR 3 Month + 1.45%), 6.845%, 7/15/34 (Cayman Islands)	250,000	245,461
Ellington CLO III, Ltd. 144A FRB Ser. 18-3A, Class A1, (CME Term SOFR 3 Month + 1.91%), 7.327%, 7/20/30	170,723	170,365
Elmwood CLO 21, Ltd. 144A FRB Ser. 23-8A, Class AR, (CME Term SOFR 3 Month + 1.65%), 7.06%, 10/20/36 (Cayman Islands)	300,000	299,990
Elmwood CLO 23, Ltd. 144A FRB Ser. 23-2A, Class A, (CME Term SOFR 3 Month + 1.80%), 7.194%, 4/16/36 (Cayman Islands)	250,000	250,408
Guggenheim 1828 CLO, Ltd. 144A FRB Ser. 18-1A, Class A1S1, (CME Term SOFR 3 Month + 1.49%), 6.885%, 10/15/31 (Cayman Islands)	398,485	397,711
Gulf Stream Meridian 1, Ltd. 144A FRB Ser. 20-IA, Class A1, (CME Term SOFR 3 Month + 1.63%), 7.025%, 4/15/33 (Cayman Islands)	250,000	248,782
Nassau, Ltd. 144A FRB Ser. 21-IA, Class A1, (CME Term SOFR 3 Month + 1.51%), 6.905%, 8/26/34 (Cayman Islands)	250,000	245,369
Park Avenue Institutional Advisers CLO, Ltd. 144A FRB Ser. 19-1A, Class A2A, (CME Term SOFR 3 Month + 2.26%), 7.626%, 5/15/32 (Cayman Islands)	250,000	248,724
Rad CLO 22, Ltd. 144A FRB Ser. 23-22A, Class A1, (CME Term SOFR 3 Month + 1.83%), 7.213%, 1/20/37 (Cayman Islands) ##	250,000	250,000

Global Income Trust 41

COLLATERALIZED LOAN OBLIGATIONS (3.7%)* cont.	Principal amount	Value
Steele Creek CLO, Ltd. 144A FRB Ser. 17-1A, Class A, (CME Term SOFR 3 Month + 1.51%), 6.905%, 10/15/30 (Cayman Islands)	$214,168	$213,076
Trestles CLO V, Ltd. 144A FRB Ser. 21-5A, Class A1, (CME Term SOFR 3 Month + 1.43%), 6.847%, 10/20/34 (Cayman Islands)	250,000	247,288
Venture 37 CLO, Ltd. 144A FRB Ser. 21-37A, Class A1R, (CME Term SOFR 3 Month + 1.41%), 6.805%, 7/15/32 (Cayman Islands)	300,000	294,902
Venture XIX CLO, Ltd. 144A FRB Ser. 18-19A, Class ARR, (CME Term SOFR 3 Month + 1.52%), 6.915%, 1/15/32 (Cayman Islands)	250,000	247,621
Venture XXVI CLO, Ltd. 144A FRB Ser. 21-26A, Class BR, (CME Term SOFR 3 Month + 1.96%), 7.377%, 1/20/29 (Cayman Islands)	200,000	199,028
Zais CLO, Ltd. 144A FRB Ser. 19-13A, Class A1A, (CME Term SOFR 3 Month + 1.75%), 7.145%, 7/15/32	364,000	359,774
Total collateralized loan obligations (cost $5,889,183)		$5,898,989

ASSET-BACKED SECURITIES (0.5%)*	Principal amount	Value
NewRez Warehouse Securitization Trust 144A FRB Ser. 21-1, Class A, (CME Term SOFR 1 Month + 0.86%), 6.189%, 5/7/24	$351,000	$349,851
Station Place Securitization Trust 144A FRB Ser. 23-2, Class A1, (CME Term SOFR 1 Month + 0.95%), 6.282%, 6/29/24	420,000	419,925
Total asset-backed securities (cost $768,477)		$769,776

SHORT-TERM INVESTMENTS (19.3%)*		Principal amount/ shares	Value
Putnam Short Term Investment Fund Class P 5.59% L	Shares	27,380,798	$27,380,798
State Street Institutional U.S. Government Money Market Fund, Premier Class 5.30% P	Shares	1,961,000	1,961,000
U.S. Treasury Bills 5.457%, 1/23/24 ∆		$200,000	197,549
U.S. Treasury Bills 5.414%, 12/7/23 ∆ Φ		200,000	198,944
U.S. Treasury Bills 5.153%, 11/9/23 # ∆ Φ		1,100,000	1,098,705
Total short-term investments (cost $30,837,102)			$30,836,996

TOTAL INVESTMENTS
Total investments (cost $244,744,364)	$226,039,934

Key to holding’s currency abbreviations
AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
CNY	Chinese Yuan (Onshore)
DKK	Danish Krone
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PLN	Polish Zloty

42 Global Income Trust

SEK	Swedish Krona
THB	Thai Baht
USD /$	United States Dollar

Key to holding’s abbreviations
bp	Basis Points
CME	Chicago Mercantile Exchange
DAC	Designated Activity Company
FRB	Floating Rate Bonds: The rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
FRN	Floating Rate Notes: The rate shown is the current interest rate or yield at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
GMTN	Global Medium Term Notes
ICE	Intercontinental Exchange
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor.
IO	Interest Only
LIBOR	London Interbank Offered Rate
MTN	Medium Term Notes
OTC	Over-the-counter
REGS	Securities sold under Regulation S may not be offered, sold or delivered within the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.
REMICs	Real Estate Mortgage Investment Conduits
SOFR	Secured Overnight Financing Rate
TBA	To Be Announced Commitments

Notes to the fund’s portfolio
Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from November 1, 2022 through October 31, 2023 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.
*	Percentages indicated are based on net assets of $159,647,585.
#	This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period. Collateral at period end totaled $429,441 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 8).
∆	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. Collateral at period end totaled $625,769 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 8).
Φ	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain TBA commitments at the close of the reporting period. Collateral at period end totaled $396,064 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 8).
##	Forward commitment, in part or in entirety (Note 1).
[i]	This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).
L	Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

Global Income Trust 43

P	This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts and TBA commitments. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
R	Real Estate Investment Trust.
W	The rate shown represents the weighted average coupon associated with the underlying mortgage pools. Rates may be subject to a cap or floor.
Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.
Debt obligations are considered secured unless otherwise indicated.
144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
See Note 1 to the financial statements regarding TBA commitments.
The dates shown on debt obligations are the original maturity dates.

DIVERSIFICATION BY COUNTRY ⌂
Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):
United States	70.8%	Spain	1.3%
Japan	6.6	Mexico	0.8
France	2.8	Switzerland	0.7
Cayman Islands	2.5	Netherlands	0.6
Germany	2.1	Uruguay	0.6
United Kingdom	2.1	Australia	0.6
Italy	1.8	Other	5.4
Canada	1.3	Total	100.0%
⌂ Methodology differs from that used for purposes of complying with the fund’s policy regarding investments in securities of foreign issuers, as discussed further in the fund’s prospectus.

FORWARD CURRENCY CONTRACTS at 10/31/23 (aggregate face value $57,804,410)
Counterparty	Currency	Contract type*	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
Bank of America N.A.
	Australian Dollar	Buy	1/17/24	$151,294	$151,291	$3
	British Pound	Buy	12/20/23	220,687	225,032	(4,345)
	Canadian Dollar	Sell	1/17/24	1,350,058	1,362,502	12,444
	Chinese Yuan (Offshore)	Buy	11/15/23	894,793	897,865	(3,072)
	Czech Koruna	Buy	12/20/23	88,794	91,117	(2,323)
	Euro	Buy	12/20/23	125,134	127,594	(2,460)
	Japanese Yen	Buy	11/15/23	786,560	831,321	(44,761)
	Mexican Peso	Sell	1/17/24	346,184	344,266	(1,918)
	New Zealand Dollar	Sell	1/17/24	6,352	6,435	83
	Swedish Krona	Sell	12/20/23	2,112	2,128	16
Barclays Bank PLC
	British Pound	Buy	12/20/23	7,295	7,475	(180)
	Euro	Sell	12/20/23	3,137,049	3,193,250	56,201
	Norwegian Krone	Sell	12/20/23	5,137	5,366	229
	Swiss Franc	Sell	12/20/23	289,910	298,000	8,090

44 Global Income Trust

FORWARD CURRENCY CONTRACTS at 10/31/23 (aggregate face value $57,804,410) cont.
Counterparty	Currency	Contract type*	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
Citibank, N.A.
	Australian Dollar	Sell	1/17/24	$827	$829	$2
	Danish Krone	Sell	12/20/23	130,500	132,960	2,460
	Euro	Buy	12/20/23	62,779	63,892	(1,113)
	Norwegian Krone	Sell	12/20/23	46,903	48,985	2,082
	Romanian Leu	Buy	12/20/23	73,391	74,128	(737)
Goldman Sachs International
	Chinese Yuan (Offshore)	Sell	11/15/23	107,491	110,524	3,033
	Indonesian Rupiah	Buy	11/15/23	410,456	428,487	(18,031)
	Norwegian Krone	Sell	12/20/23	3,487	3,643	156
	Polish Zloty	Sell	12/20/23	85,938	83,767	(2,171)
	Swedish Krona	Sell	12/20/23	124,100	125,136	1,036
	Swiss Franc	Buy	12/20/23	139,263	143,182	(3,919)
HSBC Bank USA, National Association
	Australian Dollar	Buy	1/17/24	72,372	72,079	293
	British Pound	Buy	12/20/23	453,777	460,700	(6,923)
	Canadian Dollar	Buy	1/17/24	327,116	330,179	(3,063)
	Chinese Yuan (Offshore)	Buy	11/15/23	5,091,605	5,237,922	(146,317)
	Danish Krone	Sell	12/20/23	59,237	60,356	1,119
	Euro	Sell	12/20/23	7,845,273	7,975,913	130,640
	Japanese Yen	Buy	11/15/23	259,733	300,220	(40,487)
	New Zealand Dollar	Buy	1/17/24	16,201	16,115	86
	Norwegian Krone	Buy	12/20/23	23,496	24,676	(1,180)
	Polish Zloty	Sell	12/20/23	86,720	84,439	(2,281)
	Swedish Krona	Sell	12/20/23	19,405	19,641	236
	Swiss Franc	Buy	12/20/23	137,055	140,880	(3,825)
JPMorgan Chase Bank N.A.
	Australian Dollar	Buy	1/17/24	61,624	61,404	220
	British Pound	Sell	12/20/23	928,468	954,906	26,438
	Canadian Dollar	Buy	1/17/24	13,648	13,768	(120)
	Chinese Yuan (Offshore)	Buy	11/15/23	206,052	206,612	(560)
	Euro	Buy	12/20/23	6,666,149	6,762,741	(96,592)
	Japanese Yen	Buy	11/15/23	84,063	77,682	6,381
	Norwegian Krone	Sell	12/20/23	26,965	28,160	1,195
	Singapore Dollar	Buy	11/15/23	184,964	189,595	(4,631)
	South Korean Won	Buy	11/15/23	1,261,183	1,302,310	(41,127)
	Swiss Franc	Buy	12/20/23	4,863	4,999	(136)
Morgan Stanley & Co. International PLC
	Australian Dollar	Buy	1/17/24	11,320	11,274	46
	British Pound	Buy	12/20/23	141,167	151,106	(9,939)
	Canadian Dollar	Buy	1/17/24	477,026	481,225	(4,199)
	Chinese Yuan (Offshore)	Buy	11/15/23	119,653	120,887	(1,234)
	Euro	Sell	12/20/23	660,984	656,986	(3,998)
	Japanese Yen	Sell	11/15/23	715,456	743,263	27,807
	Mexican Peso	Sell	1/17/24	69,574	69,213	(361)

Global Income Trust 45

FORWARD CURRENCY CONTRACTS at 10/31/23 (aggregate face value $57,804,410) cont.
Counterparty	Currency	Contract type*	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
Morgan Stanley & Co. International PLC cont.
	New Zealand Dollar	Sell	1/17/24	$383,684	$388,927	$5,243
	Norwegian Krone	Sell	12/20/23	223,486	233,481	9,995
	Polish Zloty	Sell	12/20/23	58,604	57,095	(1,509)
	Swedish Krona	Sell	12/20/23	84,311	85,015	704
	Swiss Franc	Buy	12/20/23	366,508	370,965	(4,457)
NatWest Markets PLC
	British Pound	Sell	12/20/23	519,922	521,126	1,204
	Euro	Sell	12/20/23	1,234,480	1,262,619	28,139
	Japanese Yen	Sell	11/15/23	201,249	206,443	5,194
	New Zealand Dollar	Sell	1/17/24	22,261	22,540	279
	Norwegian Krone	Sell	12/20/23	6,123	6,389	266
	Swedish Krona	Sell	12/20/23	112,247	113,167	920
State Street Bank and Trust Co.
	Australian Dollar	Sell	1/17/24	682,570	679,996	(2,574)
	British Pound	Sell	12/20/23	72,468	73,894	1,426
	Canadian Dollar	Sell	1/17/24	29,968	30,234	266
	Chinese Yuan (Offshore)	Buy	11/15/23	2,067,218	2,108,440	(41,222)
	Euro	Buy	12/20/23	795,026	811,478	(16,452)
	Hong Kong Dollar	Buy	11/15/23	25,463	25,565	(102)
	Hungarian Forint	Buy	12/20/23	44,613	44,013	600
	Israeli Shekel	Buy	1/17/24	96,628	101,156	(4,528)
	Japanese Yen	Buy	11/15/23	2,681,428	2,832,839	(151,411)
	New Zealand Dollar	Sell	1/17/24	127,040	128,770	1,730
	Norwegian Krone	Sell	12/20/23	115,078	120,190	5,112
	Swedish Krona	Sell	12/20/23	183,061	184,518	1,457
	Swiss Franc	Sell	12/20/23	3,980	4,112	132
Toronto-Dominion Bank
	British Pound	Buy	12/20/23	209,501	214,661	(5,160)
	Japanese Yen	Buy	11/15/23	1,471,044	1,552,585	(81,541)
	Norwegian Krone	Sell	12/20/23	114,352	119,458	5,106
UBS AG
	British Pound	Sell	12/20/23	704,741	722,176	17,435
	Canadian Dollar	Sell	1/17/24	655,171	669,325	14,154
	Euro	Buy	12/20/23	5,912,057	5,997,445	(85,388)
	Japanese Yen	Sell	11/15/23	931,258	834,783	(96,475)
	New Zealand Dollar	Sell	1/17/24	21,737	22,019	282
	Swedish Krona	Sell	12/20/23	213,287	215,020	1,733
	Swiss Franc	Sell	12/20/23	2,321	2,338	17

46 Global Income Trust

FORWARD CURRENCY CONTRACTS at 10/31/23 (aggregate face value $57,804,410) cont.
Counterparty	Currency	Contract type*	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
WestPac Banking Corp.
	Euro	Buy	12/20/23	$1,487,505	$1,513,902	$(26,397)
	New Zealand Dollar	Sell	1/17/24	33,392	33,810	418
	Thai Baht	Sell	11/15/23	177,324	175,490	(1,834)
Unrealized appreciation						382,108
Unrealized (depreciation)						(971,053)
Total						$(588,945)
* The exchange currency for all contracts listed is the United States Dollar.

FUTURES CONTRACTS OUTSTANDING at 10/31/23
	Number of contracts	Notional amount	Value	Expiration date	Unrealized appreciation/ (depreciation)
Canadian Government Bond 10 yr (Long)	2	$165,754	$165,754	Dec-23	$(5,457)
Japanese Government Bond 10 yr (Long)	1	948,375	948,375	Dec-23	(14,848)
Japanese Government Bond 10 yr (Short)	10	9,483,754	9,483,754	Dec-23	149,062
U.S. Treasury Bond 30 yr (Long)	16	1,751,000	1,751,000	Dec-23	(173,161)
U.S. Treasury Bond Ultra 30 yr (Long)	13	1,463,313	1,463,313	Dec-23	(194,686)
U.S. Treasury Note 2 yr (Short)	63	12,752,578	12,752,578	Dec-23	67,288
U.S. Treasury Note 5 yr (Long)	58	6,059,641	6,059,641	Dec-23	(102,732)
U.S. Treasury Note 10 yr (Long)	37	3,928,359	3,928,359	Dec-23	(140,739)
U.S. Treasury Note Ultra 10 yr (Long)	8	870,625	870,625	Dec-23	(48,581)
Unrealized appreciation					216,350
Unrealized (depreciation)					(680,204)
Total					$(463,854)

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 10/31/23
Counterparty Fixed right or obligation % to receive or (pay)/Floating rate index/ Maturity date	Expiration date/strike	Notional/ Contract amount	Premium receivable/ (payable)	Unrealized appreciation/ (depreciation)
Bank of America N.A.
(3.63)/US SOFR/Mar-26 (Written)	Mar-24/3.63	$9,962,200	$124,029	$110,182
3.63/US SOFR/Mar-26 (Written)	Mar-24/3.63	9,962,200	124,029	(85,974)
(3.073)/US SOFR/Jun-37 (Written)	Jun-27/3.073	5,748,900	418,232	256,573
3.073/US SOFR/Jun-37 (Written)	Jun-27/3.073	5,748,900	418,232	(324,065)
(3.1625)/US SOFR/Mar-37 (Written)	Mar-27/3.1625	4,789,100	330,448	197,167
3.1625/US SOFR/Mar-37 (Written)	Mar-27/3.1625	4,789,100	330,448	(258,180)
(0.7988)/US SOFR/Apr-34 (Written)	Apr-24/0.7988	3,876,400	4,787	4,652
(3.095)/US SOFR/Mar-36 (Written)	Mar-26/3.095	3,812,100	252,361	172,802
3.095/US SOFR/Mar-36 (Written)	Mar-26/3.095	3,812,100	252,361	(208,484)
(3.343)/US SOFR/Dec-35 (Purchased)	Dec-25/3.343	2,505,700	(162,495)	102,082
3.343/US SOFR/Dec-35 (Purchased)	Dec-25/3.343	2,505,700	(162,495)	(103,561)

Global Income Trust 47

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 10/31/23 cont.
Counterparty Fixed right or obligation % to receive or (pay)/Floating rate index/ Maturity date	Expiration date/strike	Notional/ Contract amount	Premium receivable/ (payable)	Unrealized appreciation/ (depreciation)
Bank of America N.A. cont.
(3.101)/US SOFR/Jun-39 (Written)	Jun-29/3.101	$2,276,600	$177,802	$91,178
3.101/US SOFR/Jun-39 (Written)	Jun-29/3.101	2,276,600	177,802	(123,688)
(2.558)/US SOFR/Dec-57 (Purchased)	Dec-27/2.558	2,156,400	(318,716)	274,704
2.558/US SOFR/Dec-57 (Purchased)	Dec-27/2.558	2,156,400	(318,716)	(208,610)
(3.03)/US SOFR/Mar-36 (Purchased)	Mar-26/3.03	1,957,700	(125,195)	118,284
3.03/US SOFR/Mar-36 (Purchased)	Mar-26/3.03	1,957,700	(125,195)	(86,687)
1.8838/US SOFR/Apr-34 (Purchased)	Apr-24/1.8838	1,938,200	(14,176)	(13,664)
(2.47)/US SOFR/Dec-57 (Purchased)	Dec-27/2.47	1,742,600	(258,776)	238,405
2.47/US SOFR/Dec-57 (Purchased)	Dec-27/2.47	1,742,600	(258,776)	(173,615)
(1.405)/US SOFR/Dec-58 (Purchased)	Dec-28/1.405	1,573,300	(241,305)	394,930
1.405/US SOFR/Dec-58 (Purchased)	Dec-28/1.405	1,573,300	(241,305)	(176,273)
(3.49)/US SOFR/May-40 (Purchased)	May-30/3.49	1,519,000	(201,210)	62,157
3.49/US SOFR/May-40 (Purchased)	May-30/3.49	1,519,000	(201,210)	(40,861)
(3.857)/US SOFR/Sep-38 (Written)	Sep-28/3.857	1,140,400	78,517	22,010
(3.887)/US SOFR/Sep-40 (Written)	Sep-30/3.887	1,140,400	85,758	19,911
3.887/US SOFR/Sep-40 (Written)	Sep-30/3.887	1,140,400	85,758	(29,856)
3.857/US SOFR/Sep-38 (Written)	Sep-28/3.857	1,140,400	78,517	(33,015)
(0.9876)/US SOFR/Mar-50 (Purchased)	Mar-30/0.9876	1,070,200	(345,631)	102,258
0.9876/US SOFR/Mar-50 (Purchased)	Mar-30/0.9876	1,070,200	(23,247)	(11,869)
(3.03)/US SOFR/Feb-33 (Written)	Feb-28/3.03	1,008,600	38,327	18,377
3.03/US SOFR/Feb-33 (Written)	Feb-28/3.03	1,008,600	38,327	(36,209)
(3.17)/US SOFR/Dec-35 (Purchased)	Dec-25/3.17	999,500	(51,974)	61,629
2.67/US SOFR/Dec-35 (Purchased)	Dec-25/2.67	999,500	(50,975)	(38,251)
(1.0035)/US SOFR/Mar-34 (Written)	Mar-24/1.0035	969,100	1,468	1,434
2.0035/US SOFR/Mar-34 (Purchased)	Mar-24/2.0035	678,400	(5,269)	(5,142)
(0.6385)/US SOFR/Mar-40 (Purchased)	Mar-30/0.6385	564,100	(130,720)	37,857
0.6385/US SOFR/Mar-40 (Purchased)	Mar-30/0.6385	564,100	(5,515)	(2,719)
(0.5644)/US SOFR/Mar-40 (Purchased)	Mar-30/0.5644	287,300	(68,216)	19,266
0.5644/US SOFR/Mar-40 (Purchased)	Mar-30/0.5644	287,300	(2,629)	(1,299)
Barclays Bank PLC
(3.09)/US SOFR/Dec-42 (Purchased)	Dec-32/3.09	3,823,600	(311,050)	182,959
3.09/US SOFR/Dec-42 (Purchased)	Dec-32/3.09	3,823,600	(311,050)	(122,393)
Citibank, N.A.
(1.826)/US SOFR/Jan-42 (Purchased)	Jan-32/1.826	2,979,400	(220,029)	331,935
1.826/US SOFR/Jan-42 (Purchased)	Jan-32/1.826	2,979,400	(220,029)	(127,608)
(3.28)/US SOFR/Jul-36 (Written)	Jul-26/3.28	1,598,000	89,488	49,586
3.28/US SOFR/Jul-36 (Written)	Jul-26/3.28	1,598,000	89,488	(89,280)
(1.34)/US SOFR/Jan-61 (Purchased)	Jan-41/1.34	933,600	(218,238)	48,006
1.34/US SOFR/Jan-61 (Purchased)	Jan-41/1.34	933,600	(77,956)	(17,206)
(2.14)/US SOFR/Jun-41 (Purchased)	Jun-31/2.14	577,800	(74,559)	34,512
2.14/US SOFR/Jun-41 (Purchased)	Jun-31/2.14	577,800	(22,419)	(9,863)

48 Global Income Trust

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 10/31/23 cont.
Counterparty Fixed right or obligation % to receive or (pay)/Floating rate index/ Maturity date	Expiration date/strike		Notional/ Contract amount	Premium receivable/ (payable)	Unrealized appreciation/ (depreciation)
Citibank, N.A. cont.
(0.055)/3 month EUR-EURIBOR/Mar-25 (Written)	Mar-24/0.055	EUR	43,551,100	$139,730	$134,097
0.555/3 month EUR-EURIBOR/Mar-25 (Purchased)	Mar-24/0.555	EUR	21,775,600	(137,362)	(131,793)
Deutsche Bank AG
(2.98)/US SOFR/Mar-35 (Written)	Mar-30/2.98		$8,012,600	370,983	174,835
2.98/US SOFR/Mar-35 (Written)	Mar-30/2.98		8,012,600	370,983	(261,772)
(3.19)/US SOFR/Mar-38 (Written)	Mar-28/3.19		1,043,900	72,708	38,092
3.19/US SOFR/Mar-38 (Written)	Mar-28/3.19		1,043,900	72,708	(57,989)
Goldman Sachs International
(2.40)/US SOFR/May-57 (Purchased)	May-27/2.40		5,415,500	(698,600)	885,597
2.40/US SOFR/May-57 (Purchased)	May-27/2.40		5,415,500	(698,600)	(489,399)
(2.525)/US SOFR/Mar-47 (Purchased)	Mar-27/2.525		371,900	(52,438)	40,161
2.525/US SOFR/Mar-47 (Purchased)	Mar-27/2.525		371,900	(21,886)	(13,641)
(2.85)/3 month EUR-EURIBOR/Mar-29 (Purchased)	Mar-28/2.85	EUR	5,969,200	(56,149)	4,737
2.85/3 month EUR-EURIBOR/Mar-29 (Purchased)	Mar-28/2.85	EUR	5,969,200	(56,149)	(10,611)
JPMorgan Chase Bank N.A.
3.475/US SOFR/Oct-34 (Purchased)	Oct-24/3.475		$5,496,100	(65,953)	(6,375)
5.775/US SOFR/Oct-34 (Written)	Oct-24/5.775		5,496,100	65,953	10,168
(3.0175)/US SOFR/Dec-42 (Purchased)	Dec-32/3.0175		4,312,800	(363,353)	209,602
3.0175/US SOFR/Dec-42 (Purchased)	Dec-32/3.0175		4,312,800	(363,353)	(150,862)
(1.70)/US SOFR/Jan-29 (Written)	Jan-24/1.70		3,884,900	82,894	81,933
1.70/US SOFR/Jan-29 (Written)	Jan-24/1.70		3,884,900	82,894	(394,395)
(3.115)/US SOFR/Mar-43 (Written)	Mar-33/3.115		2,919,300	246,389	95,870
3.115/US SOFR/Mar-43 (Written)	Mar-33/3.115		2,919,300	246,389	(128,858)
(2.317)/US SOFR/Apr-42 (Written)	Apr-32/2.317		2,442,700	206,897	111,754
2.317/US SOFR/Apr-42 (Written)	Apr-32/2.317		2,442,700	206,897	(194,879)
(3.3225)/US SOFR/Jul-38 (Written)	Jul-28/3.3225		2,317,400	156,656	72,442
3.3225/US SOFR/Jul-38 (Written)	Jul-28/3.3225		2,317,400	156,656	(119,717)
(3.1525)/US SOFR/Mar-40 (Written)	Mar-30/3.1525		1,000,500	79,290	37,339
3.1525/US SOFR/Mar-40 (Written)	Mar-30/3.1525		1,000,500	79,290	(51,186)
(3.0925)/US SOFR/Mar-43 (Written)	Mar-33/3.0925		939,200	78,893	30,928
3.0925/US SOFR/Mar-43 (Written)	Mar-33/3.0925		939,200	78,893	(42,480)
(1.81)/US SOFR/Jan-37 (Written)	Jan-27/1.81		723,500	42,759	33,925
1.81/US SOFR/Jan-37 (Written)	Jan-27/1.81		723,500	42,759	(102,636)
(4.12)/6 month AUD-BBR-BBSW/Jan-43 (Purchased)	Jan-33/4.12	AUD	2,140,600	(111,675)	60,019
4.12/6 month AUD-BBR-BBSW/Jan-43 (Purchased)	Jan-33/4.12	AUD	2,140,600	(111,675)	(39,406)
(4.178)/6 month AUD-BBR-BBSW/Apr-40 (Purchased)	Apr-33/4.178	AUD	2,061,000	(73,867)	47,589

Global Income Trust 49

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 10/31/23 cont.
Counterparty Fixed right or obligation % to receive or (pay)/Floating rate index/ Maturity date	Expiration date/strike		Notional/ Contract amount	Premium receivable/ (payable)	Unrealized appreciation/ (depreciation)
JPMorgan Chase Bank N.A. cont.
4.178/6 month AUD-BBR-BBSW/Apr-40 (Purchased)	Apr-33/4.178	AUD	2,061,000	$(73,867)	$(25,429)
(4.344)/6 month AUD-BBR-BBSW/Mar-33 (Purchased)	Mar-28/4.344	AUD	1,476,500	(36,850)	25,467
4.344/6 month AUD-BBR-BBSW/Mar-33 (Purchased)	Mar-28/4.344	AUD	1,476,500	(36,850)	(16,456)
(2.495)/6 month AUD-BBR-BBSW/Nov-46 (Purchased)	Nov-26/2.495	AUD	1,458,600	(90,707)	227,596
2.495/6 month AUD-BBR-BBSW/Nov-46 (Purchased)	Nov-26/2.495	AUD	1,458,600	(90,707)	(66,138)
(1.445)/6 month AUD-BBR-BBSW/Mar-40 (Purchased)	Mar-30/1.445	AUD	261,200	(9,791)	32,047
1.445/6 month AUD-BBR-BBSW/Mar-40 (Purchased)	Mar-30/1.445	AUD	261,200	(9,791)	(7,251)
(1.692)/6 month AUD-BBR-BBSW/Jan-35 (Purchased)	Jan-25/1.692	AUD	163,800	(5,110)	23,998
1.692/6 month AUD-BBR-BBSW/Jan-35 (Purchased)	Jan-25/1.692	AUD	163,800	(5,110)	(4,520)
(1.441)/6 month AUD-BBR-BBSW/Jul-45 (Purchased)	Jul-25/1.441	AUD	125,100	(7,399)	29,498
1.441/6 month AUD-BBR-BBSW/Jul-45 (Purchased)	Jul-25/1.441	AUD	125,100	(7,399)	(6,314)
Morgan Stanley & Co. International PLC
(2.3825)/US SOFR/Jul-56 (Purchased)	Jul-26/2.3825		$413,900	(52,462)	70,744
2.3825/US SOFR/Jul-56 (Purchased)	Jul-26/2.3825		413,900	(52,462)	(40,417)
Toronto-Dominion Bank
(2.118)/US SOFR/Mar-41 (Purchased)	Mar-31/2.118		94,500	(12,530)	5,559
2.118/US SOFR/Mar-41 (Purchased)	Mar-31/2.118		94,500	(3,147)	(1,292)
UBS AG
(2.70)/6 month AUD-BBR-BBSW/Apr-47 (Purchased)	Apr-37/2.70	AUD	1,140,000	(69,219)	46,723
2.70/6 month AUD-BBR-BBSW/Apr-47 (Purchased)	Apr-37/2.70	AUD	1,140,000	(69,219)	(22,295)
(2.00)/6 month AUD-BBR-BBSW/Sep-46 (Purchased)	Sep-36/2.00	AUD	975,900	(51,942)	60,167
2.00/6 month AUD-BBR-BBSW/Sep-46 (Purchased)	Sep-36/2.00	AUD	975,900	(51,942)	(19,370)
(2.675)/6 month EUR-EURIBOR/Jun-30 (Written)	Jun-25/2.675	EUR	3,814,900	133,852	66,522
2.675/6 month EUR-EURIBOR/Jun-30 (Written)	Jun-25/2.675	EUR	3,814,900	133,852	(9,082)
(0.44)/6 month EUR-EURIBOR/Feb-41 (Purchased)	Feb-31/0.44	EUR	2,404,600	(188,646)	420,523
0.44/6 month EUR-EURIBOR/Feb-41 (Purchased)	Feb-31/0.44	EUR	2,404,600	(188,646)	(114,875)

50 Global Income Trust

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 10/31/23 cont.
Counterparty Fixed right or obligation % to receive or (pay)/Floating rate index/ Maturity date	Expiration date/strike		Notional/ Contract amount	Premium receivable/ (payable)	Unrealized appreciation/ (depreciation)
UBS AG cont.
(1.325)/6 month EUR-EURIBOR/Apr-49 (Purchased)	Apr-29/1.325	EUR	1,628,600	$(225,795)	$253,072
1.325/6 month EUR-EURIBOR/Apr-49 (Purchased)	Apr-29/1.325	EUR	1,628,600	(225,795)	(150,368)
(0.296)/6 month EUR-EURIBOR/Jan-51 (Purchased)	Jan-31/0.296	EUR	801,500	(121,280)	207,097
0.296/6 month EUR-EURIBOR/Jan-51 (Purchased)	Jan-31/0.296	EUR	801,500	(121,280)	(75,815)
Unrealized appreciation					6,490,957
Unrealized (depreciation)					(5,083,993)
Total					$1,406,964

TBA SALE COMMITMENTS OUTSTANDING at 10/31/23 (proceeds receivable $19,937,149)
Agency	Principal amount	Settlement date	Value
Government National Mortgage Association, 4.00%, 11/1/53	$2,000,000	11/20/23	$1,757,025
Uniform Mortgage-Backed Securities, 6.00%, 11/1/53	3,000,000	11/13/23	2,918,906
Uniform Mortgage-Backed Securities, 5.50%, 11/1/53	1,000,000	11/13/23	948,945
Uniform Mortgage-Backed Securities, 5.00%, 11/1/53	10,000,000	11/13/23	9,218,359
Uniform Mortgage-Backed Securities, 4.50%, 11/1/53	2,000,000	11/13/23	1,786,875
Uniform Mortgage-Backed Securities, 3.50%, 11/1/53	1,000,000	11/13/23	832,305
Uniform Mortgage-Backed Securities, 2.50%, 11/1/53	2,000,000	11/13/23	1,532,578
Uniform Mortgage-Backed Securities, 2.00%, 11/1/53	1,000,000	11/13/23	734,013
Total			$19,729,006

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/23
Notional amount	Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
$846,000	$32,512	$(7)	1/6/28	3.5615% — Annually	US SOFR — Annually	$42,759
536,000	53,085	(7)	3/15/33	3.234% — Annually	US SOFR — Annually	59,673
345,000	32,592	(5)	3/24/33	US SOFR — Annually	3.2975% — Annually	(36,580)
647,000	73,745	(9)	4/6/33	3.45% — Annually	US SOFR — Annually	81,814
621,000	59,765	(8)	4/20/33	US SOFR — Annually	3.283% — Annually	(66,261)
517,000	51,100	(7)	5/3/33	3.253% — Annually	US SOFR — Annually	56,284
565,000	29,934	(5)	5/17/28	US SOFR — Annually	3.261% — Annually	(35,192)
658,000	41,540	(8)	5/23/30	US SOFR — Annually	3.4095% — Annually	(47,017)

Global Income Trust 51

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/23 cont.
Notional amount	Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
$25,398,000	$197,088	$(7,798)	6/23/25	US SOFR — Annually	4.625% — Annually	$(265,338)
21,831,000	732,212	11,575	6/23/28	3.753% — Annually	US SOFR — Annually	865,020
589,000	48,834	(993)	6/23/33	US SOFR — Annually	3.475% — Annually	(53,694)
3,250,000	629,785	(14,621)	6/23/53	US SOFR — Annually	3.17% — Annually	(669,348)
670,000	39,805	(9)	8/4/33	US SOFR — Annually	3.7865% — Annually	(42,387)
385,000	15,978	(5)	8/21/33	US SOFR — Annually	4.018% — Annually	(16,996)
350,000	7,732	(3)	9/5/28	4.041% — Annually	US SOFR — Annually	8,443
3,907,000	430 E	(5,634)	12/20/25	US SOFR — Annually	4.86% — Annually	(6,063)
778,000	36,488 E	(12,235)	12/20/33	3.94% — Annually	US SOFR — Annually	24,253
11,328,000	13,933 E	(8,484)	12/20/25	4.80% — Annually	US SOFR — Annually	5,449
20,737,000	105,344 E	86,932	12/20/28	4.40% — Annually	US SOFR — Annually	192,276
10,568,000	445,441 E	(170,516)	12/20/33	4.00% — Annually	US SOFR — Annually	274,925
1,217,000	146,308 E	71,973	12/20/53	US SOFR — Annually	3.60% — Annually	(74,334)
213,000	13,474	(7)	9/27/53	US SOFR — Annually	3.965% — Annually	(13,763)
62,000	7	—	10/11/25	4.9835% — Annually	US SOFR — Annually	5
815,000	3,562	(11)	10/11/33	US SOFR — Annually	4.4915% — Annually	(3,964)
1,289,000	63,922	(44)	10/13/53	US SOFR — Annually	4.0475% — Annually	(64,826)
1,548,770	23,108	(20)	10/23/33	US SOFR — Annually	4.359% — Annually	(22,809)
233,000	2,645	(8)	10/20/53	US SOFR — Annually	4.28% — Annually	(2,732)
868,000	4,618	(30)	10/23/53	4.3165% — Annually	US SOFR — Annually	4,802
1,988,400	3,460 E	(28)	10/23/34	4.475% — Annually	US SOFR — Annually	(3,488)
819,000	385	(3)	10/25/25	4.936% — Annually	US SOFR — Annually	440
115,000	401	(2)	10/25/33	4.503% — Annually	US SOFR — Annually	418
1,440,000	8,870	(19)	11/2/33	US SOFR — Annually	4.4685% — Annually	(8,889)

52 Global Income Trust

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/23 cont.
Notional amount		Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
AUD	9,400	$1,635 E	$ —	1/30/35	1.692% — Semiannually	6 month AUD-BBR-BBSW — Semiannually	$1,635
AUD	32,200	5,923 E	—	3/5/35	1.47% — Semiannually	6 month AUD-BBR-BBSW — Semiannually	5,923
AUD	12,000	2,243 E	—	3/25/35	1.4025% — Semiannually	6 month AUD-BBR-BBSW — Semiannually	2,243
AUD	20,900	3,248 E	—	3/28/40	1.445% — Semiannually	6 month AUD-BBR-BBSW — Semiannually	3,248
AUD	76,000	12,560 E	(1)	4/1/40	1.1685% — Semiannually	6 month AUD-BBR-BBSW — Semiannually	12,559
AUD	5,000	1,462 E	—	7/2/45	1.441% — Semiannually	6 month AUD-BBR-BBSW — Semiannually	1,462
AUD	200,000	25,534	(2)	4/6/31	6 month AUD-BBR-BBSW — Semiannually	1.87% — Semiannually	(25,378)
AUD	904,300	203,855	157,344	11/24/42	6 month AUD-BBR-BBSW — Semiannually	2.50% — Semiannually	(49,111)
AUD	3,385,000	20,141 E	4,182	12/20/25	3 month AUD-BBR-BBSW — Quarterly	4.17% — Quarterly	(15,960)
AUD	1,118,000	45,900 E	(1,540)	12/20/33	6 month AUD-BBR-BBSW — Semiannually	4.46% — Semiannually	(47,440)
AUD	610,000	12,177 E	(218)	12/20/28	6 month AUD-BBR-BBSW — Semiannually	4.251% — Semiannually	(12,396)
AUD	820,000	31,995 E	(597)	12/20/33	6 month AUD-BBR-BBSW — Semiannually	4.501% — Semiannually	(32,593)
CAD	3,011,000	9,098 E	526	12/20/25	Canadian Overnight Repo Rate Average — Semiannually	4.83% — Semiannually	9,624
CAD	1,516,000	29,025 E	(8,798)	12/20/33	3.83% — Semiannually	Canadian Overnight Repo Rate Average — Semiannually	20,227
CAD	580,000	4,868 E	(7,333)	12/20/28	Canadian Overnight Repo Rate — Semiannually	4.401% — Semiannually	(2,465)

Global Income Trust 53

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/23 cont.
Notional amount		Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
CAD	690,000	$1,652 E	$(14,376)	12/20/33	Canadian Overnight Repo Rate — Semiannually	4.201% — Semiannually	$(12,725)
CAD	550,000	2,669 E	(25,112)	12/20/53	Canadian Overnight Repo Rate — Semiannually	4.001% — Semiannually	(22,443)
CHF	931,000	15,598 E	(5,512)	12/20/33	Swiss Average Rate Overnight — Annually	1.78% — Annually	10,087
CNY	113,306,000	2,168 E	—	3/20/29	China Fixing Repo Rates 7 Day — Quarterly	2.458% — Quarterly	(2,168)
EUR	60,400	15,580 E	(2)	11/29/58	1.484% — Annually	6 month EUR-EURIBOR — Semiannually	15,578
EUR	82,300	28,236	(3)	2/19/50	6 month EUR-EURIBOR — Semiannually	1.354% — Annually	(28,095)
EUR	91,000	32,691	(3)	3/11/50	1.267% — Annually	6 month EUR-EURIBOR — Semiannually	32,434
EUR	91,800	33,931	(4)	3/12/50	1.2115% — Annually	6 month EUR-EURIBOR — Semiannually	33,696
EUR	260,300	101,152	(10)	3/26/50	1.113% — Annually	6 month EUR-EURIBOR — Semiannually	100,395
EUR	420,000	118,566 E	(16)	11/29/58	6 month EUR-EURIBOR — Semiannually	1.343% — Annually	(118,582)
EUR	283,000	112,953	(11)	2/19/50	1.051% — Annually	6 month EUR-EURIBOR — Semiannually	113,091
EUR	87,500	35,179 E	(3)	6/7/54	1.054% — Annually	6 month EUR-EURIBOR — Semiannually	35,176
EUR	79,600	33,942	(3)	2/19/50	0.9035% — Annually	6 month EUR-EURIBOR — Semiannually	34,069
EUR	211,200	94,097	(9)	2/21/50	0.80% — Annually	6 month EUR-EURIBOR — Semiannually	94,605
EUR	258,600	131,619 E	(10)	8/8/54	0.49% — Annually	6 month EUR-EURIBOR — Semiannually	131,609
EUR	107,000	60,949 E	(4)	6/6/54	6 month EUR-EURIBOR — Semiannually	0.207% — Annually	(60,953)

54 Global Income Trust

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/23 cont.
Notional amount		Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
EUR	312,300	$171,891	$(11)	2/19/50	0.233% — Annually	6 month EUR-EURIBOR — Semiannually	$173,970
EUR	585,500	283,064	(22)	2/19/50	6 month EUR-EURIBOR — Semiannually	0.595% — Annually	(285,407)
EUR	115,200	68,216 E	(4)	3/4/54	0.134% — Annually	6 month EUR-EURIBOR — Semiannually	68,212
EUR	81,200	53,862 E	(3)	3/13/54	—	0.2275% plus 6 month EUR-EURIBOR — Semiannually	53,859
EUR	302,300	71,502 E	(6)	5/13/40	6 month EUR-EURIBOR — Semiannually	0.276% — Annually	(71,509)
EUR	55,900	13,007 E	(1)	6/24/40	0.315% — Annually	6 month EUR-EURIBOR — Semiannually	13,005
EUR	133,400	31,533 E	(3)	1/16/40	0.315% — Annually	6 month EUR-EURIBOR — Semiannually	31,530
EUR	52,200	12,246 E	(1)	3/28/40	0.3175% — Annually	6 month EUR-EURIBOR — Semiannually	12,244
EUR	238,200	121,082	(10)	5/21/51	6 month EUR-EURIBOR — Semiannually	0.516% — Annually	(124,784)
EUR	51,000	11,240	(1)	6/14/31	0.171% — Annually	6 month EUR-EURIBOR — Semiannually	12,010
EUR	377,200	86,764	(6)	7/15/31	0.0675% — Annually	6 month EUR-EURIBOR — Semiannually	91,456
EUR	146,400	79,914	(6)	9/14/52	6 month EUR-EURIBOR — Semiannually	0.374% — Annually	(80,665)
EUR	446,000	92,363	(7)	3/7/32	6 month EUR-EURIBOR — Semiannually	0.60% — Annually	(93,345)
EUR	2,262,200	93,687 E	(36)	2/2/36	2.875% — Annually	6 month EUR-EURIBOR — Semiannually	93,651
EUR	1,286,300	72,393	(19)	9/8/32	2.615% — Annually	6 month EUR-EURIBOR — Semiannually	75,180
EUR	3,113,800	103,586	(12)	6/28/25	1.718% — Annually	6 month EUR-EURIBOR — Semiannually	130,146

Global Income Trust 55

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/23 cont.
Notional amount		Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
EUR	2,251,000	$669,805	$(78)	8/29/52	6 month EUR-EURIBOR — Semiannually	1.636% — Annually	$(679,874)
EUR	475,600	31,306 E	(5)	9/12/29	1.71% — Annually	6 month EUR-EURIBOR — Semiannually	31,301
EUR	4,691,000	338,067	(45)	9/2/27	6 month EUR-EURIBOR — Semiannually	1.372% — Annually	(359,030)
EUR	55,700	11,923 E	(2)	6/6/54	2.005% — Annually	6 month EUR-EURIBOR — Semiannually	11,921
EUR	82,000	16,576 E	(3)	6/7/54	2.065% — Annually	6 month EUR-EURIBOR — Semiannually	16,574
EUR	10,846,000	130,599	(40)	10/10/24	2.7975% — Annually	6 month EUR-EURIBOR — Semiannually	140,757
EUR	217,500	1,618 E	(3)	2/18/36	6 month EUR-EURIBOR — Semiannually	3.285% — Annually	(1,621)
EUR	55,700	1,709 E	(1)	8/22/39	6 month EUR-EURIBOR — Semiannually	3.14% — Annually	(1,710)
EUR	2,766,100	11,854 E	(19)	6/26/28	6 month EUR-EURIBOR — Semiannually	3.26% — Annually	11,835
EUR	116,500	3,937 E	(2)	3/28/40	6 month EUR-EURIBOR — Semiannually	3.09% — Annually	(3,939)
EUR	1,138,000	3,010	(10)	2/24/28	3.206% — Annually	6 month EUR-EURIBOR — Semiannually	(14,916)
EUR	776,000	15,231	(11)	2/24/33	6 month EUR-EURIBOR — Semiannually	3.095% — Annually	(3,664)
EUR	527,000	10,299	(7)	2/24/33	3.096% — Annually	6 month EUR-EURIBOR — Semiannually	2,425
EUR	1,492,000	9,630	(13)	3/2/28	3.4215% — Annually	6 month EUR-EURIBOR — Semiannually	(36,225)
EUR	909,000	3,982	(13)	3/2/33	6 month EUR-EURIBOR — Semiannually	3.2755% — Annually	11,247
EUR	96,000	7,557	(3)	3/2/53	2.7465% — Annually	6 month EUR-EURIBOR — Semiannually	6,309
EUR	915,000	4,996	(8)	3/2/28	3.398% — Annually	6 month EUR-EURIBOR — Semiannually	(21,151)

56 Global Income Trust

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/23 cont.
Notional amount		Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
EUR	162,000	$2,050	$(2)	3/10/33	3.176% — Annually	6 month EUR-EURIBOR — Semiannually	$(572)
EUR	3,484,300	17,254	(35)	4/13/28	6 month EUR-EURIBOR — Semiannually	3.395% — Annually	79,727
EUR	573,100	6,622	(9)	4/13/33	3.203% — Annually	6 month EUR-EURIBOR — Semiannually	(3,012)
EUR	216,300	3,110	(6,100)	9/13/33	6 month EUR-EURIBOR — Semiannually	3.18% — Annually	(9,466)
EUR	1,419,000	3,078	(12)	3/14/28	6 month EUR-EURIBOR — Semiannually	3.214% — Annually	20,107
EUR	564,000	13,123	(8)	3/14/33	3.0525% — Annually	6 month EUR-EURIBOR — Semiannually	4,517
EUR	40,000	4,627	(1)	3/14/53	2.5595% — Annually	6 month EUR-EURIBOR — Semiannually	4,151
EUR	955,000	9,499	(8)	3/17/28	6 month EUR-EURIBOR — Semiannually	3.075% — Annually	5,109
EUR	784,000	12,203	(7)	3/22/28	6 month EUR-EURIBOR — Semiannually	2.909% — Annually	(922)
EUR	694,000	7,490	(6)	3/23/28	3.021% — Annually	6 month EUR-EURIBOR — Semiannually	(3,209)
EUR	573,000	3,280	(5)	3/24/28	3.14% — Annually	6 month EUR-EURIBOR — Semiannually	(5,947)
EUR	166,000	4,389	(2)	3/24/33	6 month EUR-EURIBOR — Semiannually	3.0215% — Annually	(1,849)
EUR	268,000	2,685	(2)	3/27/28	6 month EUR-EURIBOR — Semiannually	3.045% — Annually	1,447
EUR	1,800,000	34,835	(16)	3/28/28	6 month EUR-EURIBOR — Semiannually	2.8235% — Annually	(9,659)
EUR	197,000	32,384	(7)	3/28/53	2.3165% — Annually	6 month EUR-EURIBOR — Semiannually	30,260
EUR	1,007,900	42,466	(15)	6/13/33	2.85% — Annually	6 month EUR-EURIBOR — Semiannually	46,584
EUR	3,695,600	64,833	(37)	6/13/28	2.87% — Annually	6 month EUR-EURIBOR — Semiannually	79,643

Global Income Trust 57

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/23 cont.
Notional amount		Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
EUR	465,000	$5,766	$(4)	3/29/28	2.989% — Annually	6 month EUR-EURIBOR — Semiannually	$(1,268)
EUR	273,000	9,414	(4)	3/29/33	6 month EUR-EURIBOR — Semiannually	2.9295% — Annually	(5,394)
EUR	93,000	12,657	(3)	3/29/53	6 month EUR-EURIBOR — Semiannually	2.459% — Annually	(11,569)
EUR	758,000	22,722	(11)	3/31/33	6 month EUR-EURIBOR — Semiannually	2.9825% — Annually	(11,440)
EUR	254,000	6,692	(4)	4/3/33	6 month EUR-EURIBOR — Semiannually	3.0285% — Annually	(2,770)
EUR	81,000	9,707	(3)	4/3/53	6 month EUR-EURIBOR — Semiannually	2.542% — Annually	(8,705)
EUR	106,000	14,769	(4)	4/5/53	2.444% — Annually	6 month EUR-EURIBOR — Semiannually	13,506
EUR	200,000	7,970	(3)	4/11/33	2.872% — Annually	6 month EUR-EURIBOR — Semiannually	5,016
EUR	148,000	4,075	(2)	4/14/33	6 month EUR-EURIBOR — Semiannually	3.0165% — Annually	(1,716)
EUR	67,000	7,388	(2)	4/14/53	6 month EUR-EURIBOR — Semiannually	2.59% — Annually	(6,492)
EUR	173,000	17,287	(6)	4/20/53	6 month EUR-EURIBOR — Semiannually	2.6425% — Annually	(14,918)
EUR	251,974	5,836 E	(4)	3/13/34	6 month EUR-EURIBOR — Semiannually	3.062% — Annually	(5,840)
EUR	2,713,000	14,267 E	(5,580)	12/20/25	6 month EUR-EURIBOR — Semiannually	3.77% — Annually	8,687
EUR	185,000	2,482 E	(4,536)	12/20/33	3.19% — Annually	6 month EUR-EURIBOR — Semiannually	(2,054)
EUR	7,920,000	46,594 E	(20,063)	12/20/25	6 month EUR-EURIBOR — Semiannually	3.801% — Annually	26,531
EUR	2,410,000	7,982 E	(10,120)	12/20/28	6 month EUR-EURIBOR — Semiannually	3.301% — Annually	(2,138)
EUR	4,580,000	56,942 E	836	12/20/33	6 month EUR-EURIBOR — Semiannually	3.201% — Annually	(56,106)

58 Global Income Trust

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/23 cont.
Notional amount		Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
EUR	430,000	$18,977 E	$(3,988)	12/20/53	6 month EUR-EURIBOR — Semiannually	2.901% — Annually	$(22,965)
EUR	1,131,587	2,443 E	(11)	6/19/30	6 month EUR-EURIBOR — Semiannually	3.151% — Annually	2,431
EUR	1,112,077	1,177 E	(11)	6/19/30	6 month EUR-EURIBOR — Semiannually	3.081% — Annually	(1,188)
GBP	622,000	5,262 E	2,720	12/20/33	4.27% — Annually	Sterling Overnight Index Average — Annually	7,982
GBP	1,007,000	8,580 E	(6,336)	12/20/25	Sterling Overnight Index Average — Annually	5.28% — Annually	2,244
GBP	310,000	3,726 E	(3,132)	12/20/28	Sterling Overnight Index Average — Annually	4.701% — Annually	594
GBP	660,000	3,618 E	(6,611)	12/20/33	Sterling Overnight Index Average — Annually	4.301% — Annually	(10,229)
GBP	40,000	1,676 E	(1,021)	12/20/53	Sterling Overnight Index Average — Annually	4.101% — Annually	(2,698)
KRW	2,146,000,000	45,794	—	9/26/33	3 month KRW-CD-KSDA-BLOOMBERG — Quarterly	3.78% — Quarterly	(45,873)
NOK	11,081,000	10,773 E	(3,125)	12/20/33	4.12% — Annually	6 month NOK-NIBOR-NIBR — Semiannually	7,647
NZD	1,769,000	47,408 E	15,033	12/20/33	3 month NZD-BBR-FRA — Quarterly	4.82% — Semiannually	(32,376)
SEK	16,350,000	7,309 E	2,242	12/20/33	3.32% — Annually	3 month SEK-STIBOR-SIDE — Quarterly	9,551
Total			$(1,997)	$(304,617)
E Extended effective date.

Global Income Trust 59

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/23
Swap counterparty/ Notional amount	Value	Upfront premium received (paid)	Termination date	Payments received (paid) by fund	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
Morgan Stanley & Co. International PLC
$492,994	$430,229	$—	9/29/25	(0.165%) — Annually	Ephesus Funding DAC, 3.80%, Series 2020−01, 9/22/25 — Annually	$(60,685)
469,326	437,181	—	7/17/24	3.825% (US SOFR minus 0.14161%) — Quarterly	Pera Funding DAC, 3.825%, Series 2019−01, 7/10/24 — Quarterly	(32,764)
Upfront premium received		—		Unrealized appreciation		—
Upfront premium (paid)		—		Unrealized (depreciation)		(93,449)
Total		$—		Total	$(93,449)

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 10/31/23
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments received by fund	Unrealized appreciation/ (depreciation)
Citigroup Global Markets, Inc.
CMBX NA BB.11 Index	B+/P	$40,115	$71,000	$30,033	11/18/54	500 bp — Monthly	$10,151
CMBX NA BB.13 Index	BB−/P	5,002	53,000	23,924	12/16/72	500 bp — Monthly	(18,871)
CMBX NA BB.14 Index	BB/P	1,206	11,000	4,860	12/16/72	500 bp — Monthly	(3,643)
CMBX NA BB.6 Index	B/P	30,268	125,863	37,696	5/11/63	500 bp — Monthly	(7,305)
CMBX NA BB.7 Index	B-/P	15,922	292,097	96,071	1/17/47	500 bp — Monthly	(79,864)
CMBX NA BB.9 Index	B/P	407	2,000	848	9/17/58	500 bp — Monthly	(439)
CMBX NA BB.9 Index	B/P	3,063	15,000	6,360	9/17/58	500 bp — Monthly	(3,228)
CMBX NA BBB−.10 Index	BB/P	3,722	30,000	9,711	11/17/59	300 bp — Monthly	(5,971)
CMBX NA BBB−.10 Index	BB/P	5,782	53,000	17,156	11/17/59	300 bp — Monthly	(11,343)
Credit Suisse International
CMBX NA BB.7 Index	B-/P	8,159	57,109	18,783	1/17/47	500 bp — Monthly	(10,568)
Goldman Sachs International
CMBX NA A.13 Index	A-/P	(228)	43,000	5,431	12/16/72	200 bp — Monthly	(5,642)
CMBX NA BB.13 Index	BB−/P	673	7,000	3,160	12/16/72	500 bp — Monthly	(2,480)
CMBX NA BBB−.11 Index	BBB−/P	64	1,000	244	11/18/54	300 bp — Monthly	(180)

60 Global Income Trust

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 10/31/23 cont.
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments received by fund	Unrealized appreciation/ (depreciation)
Goldman Sachs International cont.
CMBX NA BBB−.13 Index	BBB−/P	$298	$5,000	$1,592	12/16/72	300 bp — Monthly	$(1,291)
CMBX NA BBB−.13 Index	BBB−/P	296	5,000	1,592	12/16/72	300 bp — Monthly	(1,293)
CMBX NA BBB−.13 Index	BBB−/P	2,325	37,000	11,781	12/16/72	300 bp — Monthly	(9,434)
JPMorgan Securities LLC
CMBX NA BB.10 Index	B/P	2,648	33,000	15,675	5/11/63	500 bp — Monthly	(12,995)
CMBX NA BB.6 Index	B/P	51,480	59,651	17,865	5/11/63	500 bp — Monthly	33,672
CMBX NA BBB−.11 Index	BBB−/P	10,133	92,000	22,466	11/18/54	300 bp — Monthly	(12,280)
CMBX NA BBB−.13 Index	BBB−/P	7,799	59,000	18,786	12/16/72	300 bp — Monthly	(10,953)
CMBX NA BBB−.7 Index	BB/P	4,695	15,796	2,700	1/17/47	300 bp — Monthly	2,005
CMBX NA BBB−.8 Index	BB−/P	4,054	26,000	5,369	10/17/57	300 bp — Monthly	(1,299)
Morgan Stanley & Co. International PLC
CMBX NA A.13 Index	A-/P	1,205	103,000	13,009	12/16/72	200 bp — Monthly	(11,764)
CMBX NA BB.13 Index	BB−/P	377	4,000	1,806	12/16/72	500 bp — Monthly	(1,424)
CMBX NA BB.6 Index	B/P	11,787	28,632	8,575	5/11/63	500 bp — Monthly	3,240
CMBX NA BB.6 Index	B/P	23,902	57,861	17,329	5/11/63	500 bp — Monthly	6,629
CMBX NA BBB−.13 Index	BBB−/P	298	5,000	1,592	12/16/72	300 bp — Monthly	(1,294)
CMBX NA BBB−.13 Index	BBB−/P	15,616	210,000	66,864	12/16/72	300 bp — Monthly	(51,308)
Upfront premium received		251,296		Unrealized appreciation		55,697
Upfront premium (paid)		(228)		Unrealized (depreciation)		(264,869)
Total		$251,068		Total		$(209,172)
* Payments related to the referenced debt are made upon a credit default event.
** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.
*** Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at October 31, 2023. Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

Global Income Trust 61

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 10/31/23
Swap counterparty/ Referenced debt*	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments (paid) by fund	Unrealized appreciation/ (depreciation)
Citigroup Global Markets, Inc.
CMBX NA BB.10 Index	$(20,735)	$86,000	$40,850	11/17/59	(500 bp) — Monthly	$20,032
CMBX NA BB.10 Index	(18,870)	74,000	35,150	11/17/59	(500 bp) — Monthly	16,208
CMBX NA BB.10 Index	(3,861)	37,000	17,575	11/17/59	(500 bp) — Monthly	13,678
CMBX NA BB.10 Index	(3,399)	31,000	14,725	11/17/59	(500 bp) — Monthly	11,296
CMBX NA BB.11 Index	(5,127)	71,000	30,033	11/18/54	(500 bp) — Monthly	24,837
CMBX NA BBB−.10 Index	(789)	5,000	1,619	11/17/59	(300 bp) — Monthly	827
CMBX NA BBB−.11 Index	(5,028)	35,000	8,547	11/18/54	(300 bp) — Monthly	3,498
CMBX NA BBB−.11 Index	(2,881)	9,000	2,198	11/18/54	(300 bp) — Monthly	(688)
CMBX NA BBB−.11 Index	(147)	1,000	244	11/18/54	(300 bp) — Monthly	96
CMBX NA BBB−.12 Index	(3,276)	48,000	15,283	8/17/61	(300 bp) — Monthly	11,980
CMBX NA BBB−.12 Index	(4,065)	24,000	7,642	8/17/61	(300 bp) — Monthly	3,563
CMBX NA BBB−.12 Index	(6,952)	20,000	6,368	8/17/61	(300 bp) — Monthly	(596)
CMBX NA BBB−.13 Index	(7,199)	95,000	30,248	12/16/72	(300 bp) — Monthly	22,994
CMBX NA BBB−.7 Index	(656)	2,369	405	1/17/47	(300 bp) — Monthly	(253)
CMBX NA BBB−.8 Index	(15,300)	102,000	21,063	10/17/57	(300 bp) — Monthly	5,704
CMBX NA BBB−.8 Index	(8,325)	60,000	12,390	10/17/57	(300 bp) — Monthly	4,030
CMBX NA BBB−.8 Index	(5,724)	43,000	8,880	10/17/57	(300 bp) — Monthly	3,130
CMBX NA BBB−.8 Index	(4,163)	30,000	6,195	10/17/57	(300 bp) — Monthly	2,015
CMBX NA BBB−.8 Index	(1,431)	10,000	2,065	10/17/57	(300 bp) — Monthly	628
CMBX NA BBB−.9 Index	(946)	4,000	945	9/17/58	(300 bp) — Monthly	(4)
Credit Suisse International
CMBX NA BB.10 Index	(10,274)	77,000	36,575	11/17/59	(500 bp) — Monthly	26,227
CMBX NA BB.10 Index	(9,157)	77,000	36,575	11/17/59	(500 bp) — Monthly	27,344
CMBX NA BB.10 Index	(5,096)	41,000	19,475	11/17/59	(500 bp) — Monthly	14,339

62 Global Income Trust

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 10/31/23 cont.
Swap counterparty/ Referenced debt*	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments (paid) by fund	Unrealized appreciation/ (depreciation)
Credit Suisse International cont.
CMBX NA BB.7 Index	$(8,049)	$272,008	$81,466	5/11/63	(500 bp) — Monthly	$73,153
CMBX NA BB.7 Index	(29,146)	147,921	48,651	1/17/47	(500 bp) — Monthly	19,362
CMBX NA BB.7 Index	(2,467)	14,043	4,619	1/17/47	(500 bp) — Monthly	2,138
Goldman Sachs International
CMBX NA BB.7 Index	(16,057)	91,749	30,176	1/17/47	(500 bp) — Monthly	14,030
CMBX NA BB.7 Index	(19,290)	88,940	29,252	1/17/47	(500 bp) — Monthly	9,876
CMBX NA BB.9 Index	(602)	5,000	2,120	9/17/58	(500 bp) — Monthly	1,513
CMBX NA BB.9 Index	(313)	3,000	1,272	9/17/58	(500 bp) — Monthly	956
CMBX NA BB.9 Index	(319)	2,000	848	9/17/58	(500 bp) — Monthly	527
CMBX NA BB.9 Index	(158)	1,000	424	9/17/58	(500 bp) — Monthly	265
CMBX NA BBB−.13 Index	(3,107)	41,000	13,054	12/16/72	(300 bp) — Monthly	9,924
CMBX NA BBB−.8 Index	(8,487)	55,000	11,358	10/17/57	(300 bp) — Monthly	2,838
CMBX NA BBB−.8 Index	(3,105)	24,000	4,956	10/17/57	(300 bp) — Monthly	1,837
Merrill Lynch International
CMBX NA BB.10 Index	(4,211)	74,000	35,150	11/17/59	(500 bp) — Monthly	30,868
CMBX NA BB.7 Index	(5,378)	29,022	9,546	1/17/47	(500 bp) — Monthly	4,139
CMBX NA BBB−.7 Index	(1,311)	12,637	2,160	1/17/47	(300 bp) — Monthly	841
CMBX NA BBB−.9 Index	(4,261)	23,000	5,433	9/17/58	(300 bp) — Monthly	1,158
CMBX NA BBB−.9 Index	(1,667)	9,000	2,126	9/17/58	(300 bp) — Monthly	453
Morgan Stanley & Co. International PLC
CMBX NA BB.10 Index	(3,880)	37,000	17,575	11/17/59	(500 bp) — Monthly	13,659
CMBX NA BB.10 Index	(10,024)	33,000	15,675	11/17/59	(500 bp) — Monthly	5,619
CMBX NA BB.10 Index	(7,515)	32,000	15,200	11/17/59	(500 bp) — Monthly	7,654
CMBX NA BB.7 Index	(3,278)	15,916	5,235	1/17/47	(500 bp) — Monthly	1,941
CMBX NA BB.9 Index	(352)	4,000	1,696	9/17/58	(500 bp) — Monthly	1,340

Global Income Trust 63

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 10/31/23 cont.
Swap counterparty/ Referenced debt*	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments (paid) by fund	Unrealized appreciation/ (depreciation)
Morgan Stanley & Co. International PLC cont.
CMBX NA BB.9 Index	$(123)	$2,000	$848	9/17/58	(500 bp) — Monthly	$723
CMBX NA BBB−.10 Index	(8,117)	64,000	20,717	11/17/59	(300 bp) — Monthly	12,563
CMBX NA BBB−.10 Index	(1,727)	14,000	4,532	11/17/59	(300 bp) — Monthly	2,796
CMBX NA BBB−.11 Index	(15,363)	48,000	11,722	11/18/54	(300 bp) — Monthly	(3,670)
CMBX NA BBB−.12 Index	(4,167)	32,000	10,189	8/17/61	(300 bp) — Monthly	6,003
CMBX NA BBB−.12 Index	(4,320)	13,000	4,139	8/17/61	(300 bp) — Monthly	(189)
CMBX NA BBB−.12 Index	(626)	3,000	955	8/17/61	(300 bp) — Monthly	327
CMBX NA BBB−.13 Index	(11,402)	185,000	58,904	12/16/72	(300 bp) — Monthly	47,394
CMBX NA BBB−.7 Index	(41)	790	135	1/17/47	(300 bp) — Monthly	94
CMBX NA BBB−.8 Index	(44,741)	292,000	60,298	10/17/57	(300 bp) — Monthly	15,387
CMBX NA BBB−.8 Index	(25,875)	167,000	34,486	10/17/57	(300 bp) — Monthly	8,513
CMBX NA BBB−.8 Index	(7,504)	59,000	12,184	10/17/57	(300 bp) — Monthly	4,645
CMBX NA BBB−.8 Index	(5,963)	47,000	9,706	10/17/57	(300 bp) — Monthly	3,715
CMBX NA BBB−.8 Index	(6,859)	44,000	9,086	10/17/57	(300 bp) — Monthly	2,202
CMBX NA BBB−.8 Index	(4,531)	29,000	5,989	10/17/57	(300 bp) — Monthly	1,440
CMBX NA BBB−.8 Index	(4,063)	25,000	5,163	10/17/57	(300 bp) — Monthly	1,085
CMBX NA BBB−.8 Index	(3,119)	23,000	4,750	10/17/57	(300 bp) — Monthly	1,617
CMBX NA BBB−.8 Index	(3,149)	22,000	4,543	10/17/57	(300 bp) — Monthly	1,381
CMBX NA BBB−.8 Index	(2,041)	15,000	3,098	10/17/57	(300 bp) — Monthly	1,046
Upfront premium received	—		Unrealized appreciation		527,448
Upfront premium (paid)	(430,109)		Unrealized (depreciation)		(5,400)
Total	$(430,109)		Total		$522,048
* Payments related to the referenced debt are made upon a credit default event.
** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

64 Global Income Trust

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Asset-backed securities	$—	$769,776	$—
Collateralized loan obligations	—	5,898,989	—
Corporate bonds and notes	—	29,224,395	—
Foreign government and agency bonds and notes	—	51,837,484	—
Mortgage-backed securities	—	39,393,137	—
U.S. government and agency mortgage obligations	—	67,800,707	—
U.S. treasury obligations	—	278,450	—
Short-term investments	1,961,000	28,875,996	—
Totals by level	$1,961,000	$224,078,934	$—

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$(588,945)	$—
Futures contracts	(463,854)	—	—
Forward premium swap option contracts	—	1,406,964	—
TBA sale commitments	—	(19,729,006)	—
Interest rate swap contracts	—	(302,620)	—
Total return swap contracts	—	(93,449)	—
Credit default contracts	—	491,917	—
Totals by level	$(463,854)	$(18,815,139)	$—

The accompanying notes are an integral part of these financial statements.

Global Income Trust 65

Statement of assets and liabilities 10/31/23

ASSETS
Investment in securities, at value (Notes 1 and 8):
Unaffiliated issuers (identified cost $217,363,566)	$198,659,136
Affiliated issuers (identified cost $27,380,798) (Note 5)	27,380,798
Foreign currency (cost $60,877) (Note 1)	61,981
Interest and other receivables	1,455,675
Receivable for shares of the fund sold	800,060
Receivable for investments sold	131,397
Receivable for sales of TBA securities (Note 1)	19,235,767
Receivable from Manager (Note 2)	28,741
Receivable for variation margin on futures contracts (Note 1)	47,255
Receivable for variation margin on centrally cleared swap contracts (Note 1)	133,498
Unrealized appreciation on forward currency contracts (Note 1)	382,108
Unrealized appreciation on forward premium swap option contracts (Note 1)	6,490,957
Unrealized appreciation on OTC swap contracts (Note 1)	583,145
Premium paid on OTC swap contracts (Note 1)	430,337
Deposits with broker (Note 1)	963,396
Receivable from broker (Note 1)	35,656
Prepaid assets	39,421
Total assets	256,859,328

LIABILITIES
Payable for investments purchased	5,812,382
Payable for purchases of delayed delivery securities (Note 1)	2,026,073
Payable for purchases of TBA securities (Note 1)	60,082,048
Payable for shares of the fund repurchased	140,529
Payable for custodian fees (Note 2)	21,539
Payable for investor servicing fees (Note 2)	54,311
Payable for Trustee compensation and expenses (Note 2)	122,264
Payable for administrative services (Note 2)	220
Payable for distribution fees (Note 2)	18,501
Payable for variation margin on futures contracts (Note 1)	9,917
Payable for variation margin on centrally cleared swap contracts (Note 1)	89,437
Unrealized depreciation on forward currency contracts (Note 1)	971,053
Unrealized depreciation on forward premium swap option contracts (Note 1)	5,083,993
TBA sale commitments, at value (proceeds receivable $19,937,149) (Note 1)	19,729,006
Unrealized depreciation on OTC swap contracts (Note 1)	363,718
Premium received on OTC swap contracts (Note 1)	251,296
Collateral on certain derivative contracts and TBA commitments, at value (Notes 1 and 8)	2,239,450
Other accrued expenses	196,006
Total liabilities	97,211,743

Net assets	$159,647,585

(Continued on next page)

66 Global Income Trust

Statement of assets and liabilities cont.

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$207,597,676
Total distributable earnings (Note 1)	(47,950,091)
Total — Representing net assets applicable to capital shares outstanding	$159,647,585

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share ($77,719,752 divided by 8,255,492 shares)	$9.41
Offering price per class A share (100/96.00 of $9.41)*	$9.80
Net asset value and offering price per class B share ($60,389 divided by 6,441 shares)**	$9.38
Net asset value and offering price per class C share ($1,551,746 divided by 165,668 shares)**	$9.37
Net asset value, offering price and redemption price per class R share
($1,242,641 divided by 132,082 shares)	$9.41
Net asset value, offering price and redemption price per class R5 share
($58,000 divided by 6,163 shares)	$9.41
Net asset value, offering price and redemption price per class R6 share
($22,287,082 divided by 2,367,956 shares)	$9.41
Net asset value, offering price and redemption price per class Y share
($56,727,975 divided by 6,028,785 shares)	$9.41

*On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

**Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Global Income Trust 67

Statement of operations Year ended 10/31/23

INVESTMENT INCOME
Interest (net of foreign tax of $6,958) (including interest income of $520,238 from investments
in affiliated issuers) (Note 5)	$6,112,609
Total investment income	6,112,609

EXPENSES
Compensation of Manager (Note 2)	767,410
Investor servicing fees (Note 2)	312,905
Custodian fees (Note 2)	82,837
Trustee compensation and expenses (Note 2)	6,328
Distribution fees (Note 2)	221,428
Administrative services (Note 2)	4,523
Auditing and tax fees	172,734
Blue sky expense	101,589
Other	75,240
Fees waived and reimbursed by Manager (Note 2)	(599,304)
Total expenses	1,145,690
Expense reduction (Note 2)	(5,461)
Net expenses	1,140,229

Net investment income	4,972,380

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	(3,309,692)
Foreign currency transactions (Note 1)	11,818
Forward currency contracts (Note 1)	(966,062)
Futures contracts (Note 1)	(1,292,069)
Swap contracts (Note 1)	1,528,893
Written options (Note 1)	(277,497)
Total net realized loss	(4,304,609)
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers and TBA sale commitments	3,779,420
Assets and liabilities in foreign currencies	(3,193)
Forward currency contracts	90,777
Futures contracts	676,128
Swap contracts	(1,858,808)
Written options	(505,706)
Total change in net unrealized appreciation	2,178,618

Net loss on investments	(2,125,991)

Net increase in net assets resulting from operations	$2,846,389

The accompanying notes are an integral part of these financial statements.

68 Global Income Trust

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Year ended 10/31/23	Year ended 10/31/22
Operations
Net investment income	$4,972,380	$4,895,691
Net realized loss on investments
and foreign currency transactions	(4,304,609)	(24,427,940)
Change in net unrealized appreciation (depreciation)
of investments and assets and liabilities
in foreign currencies	2,178,618	(20,548,430)
Net increase (decrease) in net assets resulting
from operations	2,846,389	(40,080,679)
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(1,531,497)	(541,529)
Class B	(1,372)	(985)
Class C	(23,252)	(10,132)
Class R	(24,190)	(9,055)
Class R5	(787)	(245)
Class R6	(502,624)	(185,764)
Class Y	(887,122)	(425,059)
From return of capital
Class A	(80,053)	(1,248,030)
Class B	(72)	(2,271)
Class C	(1,215)	(23,350)
Class R	(1,265)	(20,870)
Class R5	(41)	(564)
Class R6	(26,273)	(428,118)
Class Y	(46,370)	(979,606)
Increase (decrease) from capital share transactions (Note 4)	12,197,344	(45,207,557)
Total increase (decrease) in net assets	11,917,600	(89,163,814)

NET ASSETS
Beginning of year	147,729,985	236,893,799
End of year	$159,647,585	$147,729,985

The accompanying notes are an integral part of these financial statements.

Global Income Trust 69

Financial highlights
(For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
											Ratio	Ratio of net
	Net asset		Net realized								of expenses	investment
	value,		and unrealized	Total from	From net			Net asset	Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	From return	Total	value, end	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	of capital	distributions	of period	value (%)[b]	(in thousands)	(%)[c,d]	net assets (%)[d]	(%)[e]
Class A
October 31, 2023	$9.47	.33	(.19)	.14	(.19)	(.01)	(.20)	$9.41	1.45	$77,720.93		3.38	925
October 31, 2022	11.95	.26	(2.54)	(2.28)	(.06)	(.14)	(.20)	9.47	(19.23)	78,619.91		2.38	989
October 31, 2021	12.45	.24	(.54)	(.30)	(.20)	—	(.20)	11.95	(2.43)	110,713.88		1.91	838
October 31, 2020	12.35	.22	.10	.32	(.07)	(.15)	(.22)	12.45	2.64	114,466	1.09	1.76	590
October 31, 2019	11.50	.26	.84	1.10	(.19)	(.06)	(.25)	12.35	9.68	114,345	1.22	2.19	408
Class B
October 31, 2023	$9.43	.18[f]	(.10)	.08	(.12)	(.01)	(.13)	$9.38	.76	$60	1.68	1.78[f]	925
October 31, 2022	11.89	.14[f]	(2.48)	(2.34)	(.04)	(.08)	(.12)	9.43	(19.78)	148	1.66	1.23[f]	989
October 31, 2021	12.39	.13	(.52)	(.39)	(.11)	—	(.11)	11.89	(3.18)	516	1.63	1.04	838
October 31, 2020	12.29	.12	.11	.23	(.04)	(.09)	(.13)	12.39	1.84	934	1.84	.97	590
October 31, 2019	11.45	.17	.83	1.00	(.12)	(.04)	(.16)	12.29	8.80	1,508	1.97	1.42	408
Class C
October 31, 2023	$9.43	.25	(.18)	.07	(.12)	(.01)	(.13)	$9.37	.69	$1,552	1.68	2.54	925
October 31, 2022	11.89	.17	(2.50)	(2.33)	(.04)	(.09)	(.13)	9.43	(19.77)	2,143	1.66	1.55	989
October 31, 2021	12.39	.14	(.53)	(.39)	(.11)	—	(.11)	11.89	(3.19)	3,833	1.63	1.14	838
October 31, 2020	12.29	.12	.11	.23	(.04)	(.09)	(.13)	12.39	1.88	6,508	1.84	1.03	590
October 31, 2019	11.45	.17	.83	1.00	(.12)	(.04)	(.16)	12.29	8.81	9,591	1.97	1.44	408
Class R
October 31, 2023	$9.47	.31	(.19)	.12	(.17)	(.01)	(.18)	$9.41	1.20	$1,243	1.18	3.16	925
October 31, 2022	11.94	.24	(2.54)	(2.30)	(.05)	(.12)	(.17)	9.47	(19.35)	1,460	1.16	2.18	989
October 31, 2021	12.45	.21	(.55)	(.34)	(.17)	—	(.17)	11.94	(2.76)	1,963	1.13	1.69	838
October 31, 2020	12.35	.19	.10	.29	(.06)	(.13)	(.19)	12.45	2.39	2,475	1.34	1.52	590
October 31, 2019	11.50	.23	.84	1.07	(.16)	(.06)	(.22)	12.35	9.40	1,955	1.47	1.97	408
Class R5
October 31, 2023	$9.47	.37	(.19)	.18	(.23)	(.01)	(.24)	$9.41	1.82	$58.55		3.82	925
October 31, 2022	11.94	.30	(2.53)	(2.23)	(.07)	(.17)	(.24)	9.47	(18.88)	32.55		2.76	989
October 31, 2021	12.44	.28	(.54)	(.26)	(.24)	—	(.24)	11.94	(2.12)	44.55		2.25	838
October 31, 2020	12.35	.26	.09	.35	(.08)	(.18)	(.26)	12.44	2.91	33.75		2.10	590
October 31, 2019	11.50	.31	.83	1.14	(.22)	(.07)	(.29)	12.35	10.06	24.86		2.60	408
Class R6
October 31, 2023	$9.47	.38	(.19)	.19	(.24)	(.01)	(.25)	$9.41	1.93	$22,287.48		3.84	925
October 31, 2022	11.95	.31	(2.53)	(2.22)	(.08)	(.18)	(.26)	9.47	(18.88)	20,822.48		2.80	989
October 31, 2021	12.45	.29	(.54)	(.25)	(.25)	—	(.25)	11.95	(2.05)	30,989.48		2.31	838
October 31, 2020	12.35	.26	.11	.37	(.08)	(.19)	(.27)	12.45	3.05	35,357.68		2.14	590
October 31, 2019	11.50	.31	.84	1.15	(.22)	(.08)	(.30)	12.35	10.15	25,712.79		2.61	408

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

70 Global Income Trust	Global Income Trust 71

Financial highlights cont.

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
											Ratio	Ratio of net
	Net asset		Net realized								of expenses	investment
	value,		and unrealized	Total from	From net			Net asset	Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	From return	Total	value, end	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	of capital	distributions	of period	value (%)[b]	(in thousands)	(%)[c,d]	net assets (%)[d]	(%)[e]
Class Y
October 31, 2023	$9.47	.36	(.19)	.17	(.22)	(.01)	(.23)	$9.41	1.70	$56,728.68		3.64	925
October 31, 2022	11.94	.28	(2.52)	(2.24)	(.07)	(.16)	(.23)	9.47	(18.98)	44,507.66		2.59	989
October 31, 2021	12.44	.27	(.53)	(.26)	(.24)	—	(.24)	11.94	(2.19)	88,836.63		2.17	838
October 31, 2020	12.35	.24	.11	.35	(.08)	(.18)	(.26)	12.44	2.83	91,059.84		1.99	590
October 31, 2019	11.50	.29	.84	1.13	(.21)	(.07)	(.28)	12.35	9.96	71,288.97		2.43	408

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of average net assets
October 31, 2023	0.42%
October 31, 2022	0.35
October 31, 2021	0.30
October 31, 2020	0.11
October 31, 2019	0.02

e Portfolio turnover includes TBA purchase and sale commitments.

f The net investment income ratio and per share amount shown for the period ending may not correspond with the expected class differences for the period due to the timing of subscriptions into the class or redemptions out of the class.

The accompanying notes are an integral part of these financial statements.

72 Global Income Trust	Global Income Trust 73

Notes to financial statements 10/31/23

Unless otherwise noted, the “reporting period” represents the period from November 1, 2022 through October 31, 2023. The following table defines commonly used references within the Notes to financial statements:

References to	Represent
Putnam Management	Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC
State Street	State Street Bank and Trust Company
JPMorgan	JPMorgan Chase Bank, N.A.
the SEC	the Securities and Exchange Commission
OTC	over-the-counter
PIL	Putnam Investments Limited, an affiliate of Putnam Management

Putnam Global Income Trust (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a non-diversified open-end management investment company. The goal of the fund is to seek high current income. Preservation of capital and long-term total return are secondary objectives, but only to the extent consistent with the objective of seeking high current income. The fund invests mainly in bonds and securitized debt instruments (such as mortgage-backed investments) that are obligations of companies and governments worldwide; that are investment-grade in quality; and that have intermediate- to long-term maturities (three years or longer). The fund currently has significant investment exposure to residential and commercial mortgage-backed securities. Under normal circumstances, Putnam Management invests at least 80% of the fund’s net assets in investment-grade securities. This policy may be changed only after 60 days’ notice to shareholders. The fund may also invest in bonds that are below investment-grade in quality (sometimes referred to as “junk bonds”). Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments. The fund typically uses to a significant extent derivatives, including credit default swaps, interest rate swaps, total return swaps, to-be-announced (TBA) commitments, futures, options and swaptions on mortgage-backed securities and indices, and certain foreign currency transactions, for both hedging and non-hedging purposes, including to obtain or adjust exposure to mortgage-backed investments.

The fund offers the following share classes. The expenses for each class of shares may differ based on the distribution and investor servicing fees of each class, which are identified in Note 2.

Share class	Sales charge	Contingent deferred sales charge	Conversion feature
1.00% on certain redemptions of shares
Class A	Up to 4.00%	bought with no initial sales charge	None
Converts to class A shares
Class B*	None	5.00% phased out over six years	after 8 years
Converts to class A shares
Class C	None	1.00% eliminated after one year	after 8 years
Class R†	None	None	None
Class R5†	None	None	None
Class R6†	None	None	None
Class Y†	None	None	None

* Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment.

† Not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

74 Global Income Trust

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted by a shareholder against or on behalf of the fund, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services — Investment Companies. The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management, which has been designated as valuation designee pursuant to Rule 2a–5 under the Investment Company Act of 1940, in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

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To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, if any, is recorded on the accrual basis. Amortization and accretion of premiums and discounts on debt securities, if any, is recorded on the accrual basis.

Securities purchased or sold on a forward commitment or delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge duration and convexity, to isolate prepayment risk and to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor

76 Global Income Trust

contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts for hedging treasury term structure risk and for yield curve positioning.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used for hedging currency exposures and to gain exposure to currencies.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, for hedging term structure risk, for yield curve positioning and for gaining exposure to rates in various countries.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

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OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

At the close of the reporting period, the fund has deposited cash valued at $963,396 in a segregated account to cover margin requirements on open centrally cleared interest rate swap contracts.

Total return swap contracts The fund entered into OTC and/or centrally cleared total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, for gaining exposure to specific sectors, for hedging inflation and for gaining exposure to inflation.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC and/or centrally cleared total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market maker. Any change is recorded as an unrealized gain or loss on OTC total return swaps. Daily fluctuations in the value of centrally cleared total return swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC and/or centrally cleared total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC total return swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared total return swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared total return swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and/or centrally cleared total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts to hedge credit risk, for gaining liquid exposure to individual names, to hedge market risk and for gaining exposure to specific sectors.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty

78 Global Income Trust

and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

The fund may also enter into TBA sale commitments to hedge its portfolio positions, to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as “cover” for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform its obligations. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

TBA purchase commitments outstanding at period end, if any, are listed within the fund’s portfolio and TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral pledged to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

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At the close of the reporting period, the fund had a net liability position of $907,561 on open derivative contracts subject to the Master Agreements. Collateral pledged by the fund at period end for these agreements totaled $625,769 and may include amounts related to unsettled agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $320 million syndicated unsecured committed line of credit, provided by State Street ($160 million) and JPMorgan ($160 million), and a $235.5 million unsecured uncommitted line of credit, provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the committed line of credit and 1.30% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds and a $75,000 fee has been paid by the participating funds to State Street as agent of the syndicated committed line of credit. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At October 31, 2023, the fund had the following capital loss carryovers available, to the extent allowed by the Code, to offset future net capital gain, if any:

	Loss carryover
Short-term	Long-term	Total
$16,974,172	$9,737,331	$26,711,503

Distributions to shareholders Distributions to shareholders from net investment income, if any, are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from foreign currency gains and losses, from realized and unrealized gains and losses on certain futures contracts, from income on swap contracts and from interest-only securities. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close

80 Global Income Trust

of the reporting period, the fund reclassified $2,497,291 to decrease undistributed net investment income and $2,497,291 to decrease accumulated net realized loss.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$13,799,295
Unrealized depreciation	(35,030,137)
Net unrealized depreciation	(21,230,842)
Capital loss carryforward	(26,711,503)
Cost for federal income tax purposes	$227,991,783

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.700%	of the first $5 billion,	0.500%	of the next $50 billion,
0.650%	of the next $5 billion,	0.480%	of the next $50 billion,
0.600%	of the next $10 billion,	0.470%	of the next $100 billion and
0.550%	of the next $10 billion,	0.465%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.541% of the fund’s average net assets.

Putnam Management has contractually agreed, through February 28, 2025, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were reduced by $158,228 as a result of this limit.

Putnam Management has also contractually agreed to waive fees (and, to the extent necessary, bear other expenses) of the fund through February 28, 2025, to the extent that total expenses of the fund (excluding brokerage, interest, taxes, investment-related expenses, payments under distribution plans, extraordinary expenses, payments under the fund’s investor servicing contract and acquired fund fees and expenses, but including payments under the fund’s investment management contract) would exceed an annual rate of 0.43% of the fund’s average net assets. During the reporting period, the fund’s expenses were reduced by $441,076 as a result of this limit.

PIL is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.20% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Global Income Trust 81

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class R5 shares paid a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.12%.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$194,581	Class R5	40
Class B	285	Class R6	10,386
Class C	4,644	Class Y	99,474
Class R	3,495	Total	$312,905

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $5,461 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $129, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$194,702
Class B	1.00%	1.00%	1,139
Class C	1.00%	1.00%	18,594
Class R	1.00%	0.50%	6,993
Total			$221,428

82 Global Income Trust

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $4,245 from the sale of class A shares and received no monies and $4 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $10 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities, including TBA commitments (Long-term)	$1,785,176,471	$1,738,173,111
U.S. government securities (Long-term)	—	—
Total	$1,785,176,471	$1,738,173,111

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	YEAR ENDED 10/31/23		YEAR ENDED 10/31/22
Class A	Shares	Amount	Shares	Amount
Shares sold	1,662,183	$16,116,315	596,605	$6,703,654
Shares issued in connection with
reinvestment of distributions	154,051	1,512,115	155,305	1,668,265
	1,816,234	17,628,430	751,910	8,371,919
Shares repurchased	(1,860,029)	(18,285,688)	(1,720,306)	(18,796,560)
Net decrease	(43,795)	$(657,258)	(968,396)	$(10,424,641)

	YEAR ENDED 10/31/23		YEAR ENDED 10/31/22
Class B	Shares	Amount	Shares	Amount
Shares sold	732	$7,252	10	$119
Shares issued in connection with
reinvestment of distributions	147	1,442	283	3,072
	879	8,694	293	3,191
Shares repurchased	(10,183)	(98,968)	(27,939)	(307,679)
Net decrease	(9,304)	$(90,274)	(27,646)	$(304,488)

Global Income Trust 83

	YEAR ENDED 10/31/23		YEAR ENDED 10/31/22
Class C	Shares	Amount	Shares	Amount
Shares sold	3,983	$39,109	3,870	$42,398
Shares issued in connection with
reinvestment of distributions	2,446	23,920	3,042	32,652
	6,429	63,029	6,912	75,050
Shares repurchased	(68,060)	(666,010)	(102,061)	(1,100,049)
Net decrease	(61,631)	$(602,981)	(95,149)	$(1,024,999)

	YEAR ENDED 10/31/23		YEAR ENDED 10/31/22
Class R	Shares	Amount	Shares	Amount
Shares sold	14,565	$143,772	19,411	$215,165
Shares issued in connection with
reinvestment of distributions	2,593	25,455	2,798	29,925
	17,158	169,227	22,209	245,090
Shares repurchased	(39,234)	(388,355)	(32,423)	(333,900)
Net decrease	(22,076)	$(219,128)	(10,214)	$(88,810)

	YEAR ENDED 10/31/23		YEAR ENDED 10/31/22
Class R5	Shares	Amount	Shares	Amount
Shares sold	3,749	$35,947	873	$9,725
Shares issued in connection with
reinvestment of distributions	85	828	75	809
	3,834	36,775	948	10,534
Shares repurchased	(1,012)	(10,042)	(1,334)	(15,476)
Net increase (decrease)	2,822	$26,733	(386)	$(4,942)

	YEAR ENDED 10/31/23		YEAR ENDED 10/31/22
Class R6	Shares	Amount	Shares	Amount
Shares sold	798,440	$7,756,652	499,948	$5,612,390
Shares issued in connection with
reinvestment of distributions	52,937	519,314	56,119	604,571
	851,377	8,275,966	556,067	6,216,961
Shares repurchased	(681,679)	(6,709,555)	(951,785)	(10,360,107)
Net increase (decrease)	169,698	$1,566,411	(395,718)	$(4,143,146)

	YEAR ENDED 10/31/23		YEAR ENDED 10/31/22
Class Y	Shares	Amount	Shares	Amount
Shares sold	3,649,977	$35,213,724	1,389,065	$15,818,242
Shares issued in connection with
reinvestment of distributions	87,814	859,779	117,978	1,277,039
	3,737,791	36,073,503	1,507,043	17,095,281
Shares repurchased	(2,409,862)	(23,899,662)	(4,247,288)	(46,311,812)
Net increase (decrease)	1,327,929	$12,173,841	(2,740,245)	$(29,216,531)

At the close of the reporting period, Putnam Investments, LLC owned 1,110 class R5 shares of the fund (18.01% of class R5 shares outstanding), valued at $10,445.

84 Global Income Trust

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 10/31/22	cost	proceeds	income	of 10/31/23
Short-term investments
Putnam Short Term
Investment Fund**	$6,603,751	$83,739,527	$62,962,480	$520,238	$27,380,798
Total Short-term
investments	$6,603,751	$83,739,527	$62,962,480	$520,238	$27,380,798

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest in higher-yielding, lower-rated bonds that may have a higher rate of default. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased swap option contracts (contract amount)	$193,900,000
Written swap option contracts (contract amount)	$169,400,000
Futures contracts (number of contracts)	300
Forward currency contracts (contract amount)	$111,200,000
Centrally cleared interest rate swap contracts (notional)	$488,200,000
OTC total return swap contracts (notional)	$960,000
OTC credit default contracts (notional)	$5,900,000

Global Income Trust 85

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Credit contracts	Receivables	$952,157	Payables	$553,689
Foreign exchange
contracts	Receivables	382,108	Payables	971,053
	Receivables, Net
	assets — Unrealized		Payables, Net assets —
Interest rate contracts	appreciation	10,484,789*	Unrealized depreciation	9,844,299*
Total		$11,819,054		$11,369,041

* Includes cumulative appreciation/depreciation of futures contracts and/or centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total
Credit contracts	$—	$—	$—	$(92,413)	$(92,413)
Foreign exchange contracts	—	—	(966,062)	—	$(966,062)
Interest rate contracts	672,316	(1,292,069)	—	1,621,306	$1,001,553
Total	$672,316	$(1,292,069)	$(966,062)	$1,528,893	$(56,922)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total
Credit contracts	$—	$—	$—	$277,410	$277,410
Foreign exchange contracts	—	—	90,777	—	$90,777
Interest rate contracts	(1,117,241)	676,128	—	(2,136,218)	$(2,577,331)
Total	$(1,117,241)	$676,128	$90,777	$(1,858,808)	$(2,209,144)

86 Global Income Trust

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Global Income Trust 87

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital, Inc. (clearing broker)	BofA Securities, Inc.	Citibank, N.A.	Citigroup Global Markets, Inc.	Credit Suisse International	Deutsche Bank AG	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Merrill Lynch International	Morgan Stanley & Co. International PLC	NatWest Markets PLC	State Street Bank and Trust Co.	Toronto-Dominion Bank	UBS AG	Wells Fargo Bank, N.A.	WestPac Banking Corp.	Total
Assets:
Centrally cleared
interest rate
swap contracts§	$—	$—	$133,498	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$133,498
OTC Total
return swap
contracts*#	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
OTC Credit
default
contracts —
protection
sold*#	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
OTC Credit
default
contracts —
protection
purchased*#	—	—	—	—	—	261,849	226,752	—	93,204	—	—	—	54,287	316,065	—	—	—	—	—	—	952,157
Futures
contracts§	—	—	—	—	—	—	—	—	—	—	—	47,255	—	—	—	—	—	—	—	—	47,255
Forward
currency
contracts#	12,546	64,520	—	—	4,544	—	—	—	4,225	132,374	34,234	—	—	43,795	36,002	10,723	5,106	33,621	—	418	382,108
Forward
premium
swap option
contracts#	2,305,858	182,959	—	—	598,136	—	—	212,927	930,495	—	1,130,175	—	—	70,744	—	—	5,559	1,054,104	—	—	6,490,957
Total Assets	$2,318,404	$247,479	$133,498	$—	$602,680	$261,849	$226,752	$212,927	$1,027,924	$132,374	$1,164,409	$47,255	$54,287	$430,604	$36,002	$10,723	$10,665	$1,087,725	$—	$418	$8,005,975
Liabilities:
Centrally cleared
interest rate
swap contracts§	$—	$—	$89,437	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$89,437
OTC Total
return swap
contracts*#	—	—	—	—	—	—	—	—	—	—	—	—	—	93,449	—	—	—	—	—	—	93,449
OTC Credit
default
contracts —
protection
sold*#	—	—	—	—	—	226,000	18,727	—	23,748	—	—	82,659	—	109,106	—	—	—	—	—	—	460,240

88 Global Income Trust	Global Income Trust 89

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital, Inc. (clearing broker)	BofA Securities, Inc.	Citibank, N.A.	Citigroup Global Markets, Inc.	Credit Suisse International	Deutsche Bank AG	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Merrill Lynch International	Morgan Stanley & Co. International PLC	NatWest Markets PLC	State Street Bank and Trust Co.	Toronto-Dominion Bank	UBS AG	Wells Fargo Bank, N.A.	WestPac Banking Corp.	Total
OTC Credit
default
contracts —
protection
purchased*#	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Futures
contracts§	—	—	—	—	—	—	—	—	—	—	—	9,917	—	—	—	—	—	—	—	—	9,917
Forward
currency
contracts#	58,879	180	—	—	1,850	—	—	—	24,121	204,076	143,166	—	—	25,697	—	216,289	86,701	181,863	—	28,231	971,053
Forward
premium
swap option
contracts#	1,962,022	122,393	—	—	375,750	—	—	319,761	513,651	—	1,356,902	—	—	40,417	—	—	1,292	391,805	—	—	5,083,993
Total Liabilities	$2,020,901	$122,573	$89,437	$—	$377,600	$226,000	$18,727	$319,761	$561,520	$204,076	$1,500,068	$92,576	$—	$268,669	$—	$216,289	$87,993	$573,668	$—	$28,231	$6,708,089
Total Financial
and Derivative
Net Assets	$297,503	$124,906	$44,061	$—	$225,080	$35,849	$208,025	$(106,834)	$466,404	$(71,702)	$(335,659)	$(45,321)	$54,287	$161,935	$36,002	$(205,566)	$(77,328)	$514,057	$—	$(27,813)	$1,297,886
Total collateral
received
(pledged)†##	$278,450	$120,000	$—	$—	$220,000	$—	$208,025	$(106,834)	$466,404	$—	$(335,659)	$—	$—	$161,935	$—	$(131,707)	$—	$514,057	$—	$—
Net amount	$19,053	$4,906	$44,061	$—	$5,080	$35,849	$—	$—	$—	$(71,702)	$—	$(45,321)	$54,287	$—	$36,002	$(73,859)	$(77,328)	$—	$—	$(27,813)
Controlled
collateral
received
(including TBA
commitments)**	$278,450	$120,000	$—	$176,000	$220,000	$—	$260,000	$—	$480,000	$—	$—	$—	$—	$190,000	$—	$—	$—	$515,000	$—	$—	$2,239,450
Uncontrolled
collateral
received	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Collateral
(pledged)
(including TBA
commitments)**	$—	$—	$—	$—	$—	$(120,843)	$—	$(110,981)	$—	$—	$(383,081)	$(123,839)	$—	$—	$—	$(131,707)	$—	$—	$(151,382)	$—	$(1,021,833)

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio. Collateral pledged for initial margin on futures contracts and centrally cleared swap contracts, which is not included in the table above, amounted to $429,441 and $963,396, respectively.

90 Global Income Trust	Global Income Trust 91

Note 9: Of special note

On May 31, 2023, Franklin Resources, Inc. (“Franklin Resources”) and Great-West Lifeco Inc., the parent company of Putnam U.S. Holdings I, LLC (“Putnam Holdings”), announced that they have entered into a definitive agreement for a subsidiary of Franklin Resources to acquire Putnam Holdings in a stock and cash transaction.

As part of this transaction, Putnam Management, a wholly-owned subsidiary of Putnam Holdings and investment manager to the Putnam family of funds (the “Putnam Funds”), would become an indirect wholly-owned subsidiary of Franklin Resources.

The transaction is subject to customary closing conditions, including receipt of applicable regulatory approvals. Subject to such approvals and the satisfaction of these conditions, the transaction is currently expected to be consummated in the fourth quarter of 2023 or early 2024.

Under the Investment Company Act of 1940, as amended, consummation of the transaction will result in the automatic termination of the investment management contract between each Putnam Fund and Putnam Management and any related sub-management and sub-advisory contracts, where applicable. In anticipation of this automatic termination, on June 23, 2023, the Board of Trustees of the Putnam Funds approved a new investment management contract between each Putnam Fund and Putnam Management (and new sub-management and sub-advisory contracts, if applicable), which were, or will be, presented to the shareholders of each Putnam Fund for their approval at shareholder meetings in October 2023 or at adjourned sessions of such meetings. Proxy solicitation materials related to these meetings have been made available to shareholders that held shares of the fund at the close of business on July 24, 2023.

92 Global Income Trust

Federal tax information (Unaudited)

For the reporting period, a portion of the fund’s distribution represents a return of capital and is therefore not taxable to shareholders. The return of capital is entirely due to foreign currency losses and/or losses on swaps.

The Form 1099 that will be mailed to you in January 2024 will show the tax status of all distributions paid to your account in calendar 2023.

Global Income Trust 93

About the Trustees

INDEPENDENT TRUSTEES

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Author; won Pulitzer Prize for *Lords of Finance: The Bankers Who Broke the World*.

Other directorships: Chair of the Sun Valley Writers Conference, a literary not-for-profit organization, and a Trustee of the Journal of Philosophy.

Barbara M. Baumann

Born 1955, Trustee since 2010, Vice Chair since 2022

Principal occupations during past five years: President of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects.

Other directorships: Director of Devon Energy Corporation, a publicly traded independent natural gas and oil exploration and production company; Director of National Fuel Gas Company, a publicly traded energy company that engages in the production, gathering, transportation, distribution, and marketing of natural gas; Senior Advisor to the energy private equity firm First Reserve; member of the Finance Committee of the Children's Hospital of Colorado; member of the Investment Committee of the Board of The Denver Foundation; and previously a Director of publicly traded companies Buckeye Partners LP, UNS Energy Corporation, CVR Energy Company, and SM Energy Corporation.

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Foundation and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies.

Other directorships: Director of the Great Lakes Science Center and of College Now Greater Cleveland.

Catharine Bond Hill

Born 1954, Trustee since 2017

Principal occupations during past five years: Managing Director of Ithaka S+R, a not-for-profit service that helps the academic community navigate economic and technological change. From 2006 to 2016, Dr. Hill served as the 10th president of Vassar College.

Other directorships: Director of Yale-NUS College and Trustee of Yale University.

Kenneth R. Leibler

Born 1949, Trustee since 2006, Vice Chair from 2016 to 2018, Chair since 2018

Principal occupations during past five years: Vice Chair Emeritus of the Board of Trustees of Beth Israel Deaconess Hospital in Boston. Member of the Investment Committee of the Boston Arts Academy Foundation.

Other directorships: Director of Eversource Corporation, which operates New England's largest energy delivery system; previously the Chairman of the Boston Options Exchange, an electronic marketplace for the trading of listed derivatives securities; previously the Chairman and Chief Executive Officer of the Boston Stock Exchange; and previously the President and Chief Operating Officer of the American Stock Exchange.

Jennifer Williams Murphy

Born 1964, Trustee since 2022

Principal occupations during past five years: Chief Executive Officer and Founder of Runa Digital Assets, LLC, an institutional investment advisory firm specializing in active management of digital assets. Until 2021, Chief Operating Officer of Western Asset Management, LLC, a global investment adviser, and Chief Executive Officer and President of Western Asset Mortgage Capital Corporation, a mortgage finance real estate investment trust.

Other directorships: Previously, a Director of Western Asset Mortgage Capital Corporation.

Marie Pillai

Born 1954, Trustee since 2022

Principal occupations during past five years: Senior Advisor, Hunter Street Partners, LP, an asset-oriented private investment firm; Specialty Leader and Member of the Curriculum Committee of the Center for Board Certified Fiduciaries, a public benefit corporation providing coursework for developing fiduciaries. Until 2019, Vice President, Chief Investment Officer, and Treasurer of General Mills, Inc., a global food company.

Other directorships: Member of the Investment Committee of the Bush Foundation, a nonprofit organization supporting community problem-solving in Minnesota, North Dakota, and South Dakota; Member of the Finance Council and Corporate Board of the Archdiocese of Saint Paul and Minneapolis; Director of Choice Bank, a private, community bank based in North Dakota; and previously a Board Member of Catholic Charities of St. Paul and Minneapolis; former Director of the Catholic Community Foundation of Minnesota; and former Investment Advisory Board Member of the University of Minnesota.

94 Global Income Trust

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is 100 Federal Street, Boston, MA 02110.

As of October 31, 2023, there were 89 mutual funds, 4 closed-end funds, and 12 exchange-traded funds in the Putnam funds complex. Each Trustee serves as Trustee of all funds in the Putnam funds complex.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Global Income Trust 95

Officers
In addition to Robert L. Reynolds, the other officers of the fund are shown below:

James F. Clark (Born 1974)	Alan G. McCormack (Born 1964)
Vice President and Chief Compliance Officer	Vice President and Derivatives Risk Manager
Since 2016	Since 2022
Chief Compliance Officer and Chief Risk Officer,	Head of Quantitative Equities and Risk,
Putnam Investments, and Chief Compliance Officer,	Putnam Investments
Putnam Management
Denere P. Poulack (Born 1968)
Michael J. Higgins (Born 1976)	Assistant Vice President, Assistant Clerk,
Vice President, Treasurer, and Clerk	and Assistant Treasurer
Since 2010	Since 2004

Jonathan S. Horwitz (Born 1955)	Janet C. Smith (Born 1965)
Executive Vice President, Principal Executive Officer,	Vice President, Principal Financial Officer, Principal
and Compliance Liaison	Accounting Officer, and Assistant Treasurer
Since 2004	Since 2007
Head of Fund Administration Services,
Richard T. Kircher (Born 1962)	Putnam Investments and Putnam Management
Vice President and BSA Compliance Officer
Since 2019	Stephen J. Tate (Born 1974)
Assistant Director, Operational Compliance, Putnam	Vice President and Chief Legal Officer
Investments and Putnam Retail Management	Since 2021
General Counsel, Putnam Investments,
Martin Lemaire (Born 1984)	Putnam Management, and Putnam Retail Management
Vice President and Derivatives Risk Manager
Since 2022	Mark C. Trenchard (Born 1962)
Risk Manager and Risk Analyst, Putnam Investments	Vice President
Since 2002
Susan G. Malloy (Born 1957)	Director of Operational Compliance, Putnam
Vice President and Assistant Treasurer	Investments and Putnam Retail Management
Since 2007
Head of Accounting and Middle Office Services,
Putnam Investments and Putnam Management

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is 100 Federal Street, Boston, MA 02110.

96 Global Income Trust

Fund information

Founded over 85 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, and asset allocation categories.

Investment Manager	Trustees	Richard T. Kircher
Putnam Investment	Kenneth R. Leibler, Chair	Vice President and
Management, LLC	Barbara M. Baumann, Vice Chair	BSA Compliance Officer
100 Federal Street	Liaquat Ahamed
Boston, MA 02110	Katinka Domotorffy	Martin Lemaire
	Catharine Bond Hill	Vice President and
Investment Sub-Advisor	Jennifer Williams Murphy	Derivatives Risk Manager
Putnam Investments Limited	Marie Pillai
16 St James’s Street	George Putnam III	Susan G. Malloy
London, England SW1A 1ER	Robert L. Reynolds	Vice President and
	Manoj P. Singh	Assistant Treasurer
Marketing Services	Mona K. Sutphen
Putnam Retail Management		Alan G. McCormack
Limited Partnership	Officers	Vice President and
100 Federal Street	Robert L. Reynolds	Derivatives Risk Manager
Boston, MA 02110	President
Denere P. Poulack
Custodian	James F. Clark	Assistant Vice President,
State Street Bank	Vice President and	Assistant Clerk, and
and Trust Company	Chief Compliance Officer	Assistant Treasurer

Legal Counsel	Michael J. Higgins	Janet C. Smith
Ropes & Gray LLP	Vice President, Treasurer,	Vice President,
	and Clerk	Principal Financial Officer,
Independent Registered		Principal Accounting Officer,
Public Accounting Firm	Jonathan S. Horwitz	and Assistant Treasurer
PricewaterhouseCoopers LLP	Executive Vice President,
	Principal Executive Officer,	Stephen J. Tate
	and Compliance Liaison	Vice President and
Chief Legal Officer

Mark C. Trenchard
Vice President

This report is for the information of shareholders of Putnam Global Income Trust. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In January 2023, the Code of Ethics of Putnam Investments and Code of Ethics of Putnam Funds were amended. The key changes to the Putnam Investments Code of Ethics are as follows: (i) Prohibition on investments in a single stock ETFs and (ii) Revision to the 7-day blackout rule for Analysts. The key change to the Putnam Funds Code of Ethics was that the provisions of the Code of Ethics for employees of PanAgora Asset Management, inc. and any of its subsidiaries are excluded from the Putnam Funds’ Code of Ethics.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit, Compliance and Risk Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each member of the Audit, Compliance and Risk Committee also possesses a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualifies him or her for service on the Committee. In addition, the Trustees have determined that each of Dr. Hill, Ms. Murphy and Mr. Singh qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education.The SEC has stated, and the funds’ amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Risk Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

October 31, 2023	$156,633	$ —	$13,308	$ —
October 31, 2022	$139,609	$ —	$12,920	$ —

For the fiscal years ended October 31, 2023 and October 31, 2022, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $233,940 and $311,203 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Risk Committee. The Audit, Compliance and Risk Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Risk Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2–01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

October 31, 2023	$ —	$220,632	$ —	$ —
October 31, 2022	$ —	$298,283	$ —	$ —

(i) Not applicable

(j) Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Management Investment Companies:

Not Applicable

Item 13. Recovery of Erroneously Awarded Compensation.

(a) No

(b) No

Item 14. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Any policy required by the listing standards adopted pursuant to Rule 10D-1 under the Exchange Act (17 CFR 240.10D-1) by the registered national securities exchange or registered national securities association upon which the registrant’s securities are listed. Not Applicable

(a)(3) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Global Income Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: December 27, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: December 27, 2023

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: December 27, 2023